UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Annual Report

October 31, 2019

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

ALPS | Kotak India Growth Fund

ALPS | Smith Funds

ALPS | Red Rocks Listed Private Equity Fund

ALPS | WMC Research Value Fund

Clough China Fund

RiverFront Global Allocation Series

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Table of Contents

Disclosure of Fund Expenses	1

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund
Management Commentary	6
Performance Update	8
Consolidated Statement of Investments	10
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18

ALPS | Kotak India Growth Fund
Management Commentary	22
Performance Update	24
Consolidated Statement of Investments	26
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	29
Consolidated Statements of Changes in Net Assets	30
Consolidated Financial Highlights	31

ALPS | Smith Funds
Management Commentary	35
Performance Update	37
Statements of Investments	41
Statements of Assets and Liabilities	62
Statements of Operations	63
Statement of Changes in Net Assets	64
Financial Highlights	66

ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	74
Performance Update	76
Statement of Investments	79
Statement of Assets and Liabilities	81
Statement of Operations	82
Statements of Changes in Net Assets	83
Financial Highlights	84

ALPS | WMC Research Value Fund
Management Commentary	89
Performance Update	91
Statement of Investments	93
Statement of Assets and Liabilities	96
Statement of Operations	97
Statements of Changes in Net Assets	98
Financial Highlights	99

Clough China Fund
Management Commentary	103
Performance Update	105
Statement of Investments	107
Statement of Assets and Liabilities	110
Statement of Operations	111
Statements of Changes in Net Assets	112
Financial Highlights	113

RiverFront Global Allocation Series
Management Commentary	117
Performance Update	119
Statements of Investments	125
Statements of Assets and Liabilities	128
Statements of Operations	130
Statements of Changes in Net Assets	131
Financial Highlights	135

Notes to Financial Statements Report of Independent	149
Registered Public Accounting Firm	179
Additional Information	180
Trustees and Officers	185
Privacy Policy	190

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

Board Examples. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2019 and held until October 31, 2019.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2019 – October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2019

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expense Ratio(a)	Expenses Paid During Period May 1, 2019 - October 31, 2019(b)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Investor Class
Actual	$1,000.00	$950.20	1.40%	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$950.20	1.39%	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.39%	$7.07
Class C
Actual	$1,000.00	$947.80	2.05%	$10.06
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	2.05%	$10.41
Class I
Actual	$1,000.00	$951.90	1.15%	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
ALPS | Kotak India Growth Fund(d)
Investor Class
Actual	$1,000.00	$1,010.90	1.92%	$9.73
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	1.92%	$9.75
Class A
Actual	$1,000.00	$1,010.10	1.93%	$9.78
Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	1.93%	$9.80
Class C
Actual	$1,000.00	$1,006.60	2.60%	$13.15
Hypothetical (5% return before expenses)	$1,000.00	$1,012.10	2.60%	$13.19
Class I
Actual	$1,000.00	$1,012.10	1.60%	$8.11
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	1.60%	$8.13
ALPS | Smith Short Duration Bond Fund
Investor Class
Actual	$1,000.00	$1,022.50	0.76%	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.76%	$3.87
Class A
Actual	$1,000.00	$1,022.50	0.76%	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.76%	$3.87
Class C
Actual	$1,000.00	$1,018.80	1.49%	$7.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	1.49%	$7.58
Class I
Actual	$1,000.00	$1,023.80	0.49%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	0.49%	$2.50

2 | October 31, 2019

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expense Ratio(a)	Expenses Paid During Period May 1, 2019 - October 31, 2019(b)
ALPS | Red Rocks Listed Private Equity Fund
Investor Class
Actual	$1,000.00	$1,079.40	1.47%	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.47%	$7.48
Class A
Actual	$1,000.00	$1,078.30	1.48%	$7.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	1.48%	$7.53
Class C
Actual	$1,000.00	$1,075.20	2.17%	$11.35
Hypothetical (5% return before expenses)	$1,000.00	$1,014.27	2.17%	$11.02
Class I
Actual	$1,000.00	$1,080.90	1.19%	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	1.19%	$6.06
Class R
Actual	$1,000.00	$1,078.10	1.62%	$8.49
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	1.62%	$8.24
ALPS | Smith Total Return Bond Fund
Investor Class
Actual	$1,000.00	$1,053.70	0.96%	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	0.96%	$4.89
Class A
Actual	$1,000.00	$1,053.70	0.96%	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	0.96%	$4.89
Class C
Actual	$1,000.00	$1,049.70	1.67%	$8.63
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	1.67%	$8.49
Class I
Actual	$1,000.00	$1,056.10	0.67%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	0.67%	$3.41
ALPS | WMC Research Value Fund
Investor Class
Actual	$1,000.00	$1,031.80	1.15%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class A
Actual	$1,000.00	$1,031.80	1.15%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	1.15%	$5.85
Class C
Actual	$1,000.00	$1,027.60	1.90%	$9.71
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	1.90%	$9.65
Class I
Actual	$1,000.00	$1,033.10	0.90%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58

3 | October 31, 2019

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expense Ratio(a)	Expenses Paid During Period May 1, 2019 - October 31, 2019(b)
Clough China Fund
Investor Class
Actual	$1,000.00	$918.10	1.95%	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91
Class A
Actual	$1,000.00	$917.70	1.95%	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91
Class C
Actual	$1,000.00	$914.70	2.70%	$13.03
Hypothetical (5% return before expenses)	$1,000.00	$1,011.59	2.70%	$13.69
Class I
Actual	$1,000.00	$918.70	1.70%	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	1.70%	$8.64
RiverFront Asset Allocation Aggressive
Investor Class
Actual	$1,000.00	$996.60	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A
Actual	$1,000.00	$996.50	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$992.70	1.25%	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$997.50	0.25%	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
Investor Class II
Actual	$1,000.00	$996.50	0.50%	$2.52
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class L
Actual	$1,000.00	$998.30	0.25%	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28
RiverFront Asset Allocation Growth & Income
Investor Class
Actual	$1,000.00	$1,010.90	0.50%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A
Actual	$1,000.00	$1,011.10	0.50%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$1,006.80	1.25%	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$1,012.10	0.25%	$1.27
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

4 | October 31, 2019

Disclosure of Fund Expenses

October 31, 2019 (Unaudited)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expense Ratio(a)	Expenses Paid During Period May 1, 2019 - October 31, 2019(b)
RiverFront Asset Allocation Moderate
Investor Class
Actual	$1,000.00	$1,024.50	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class A
Actual	$1,000.00	$1,023.80	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
Class C
Actual	$1,000.00	$1,020.00	1.25%	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$1,025.80	0.25%	$1.28
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	0.25%	$1.28

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.
(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

5 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2019 (Unaudited)

The 12 month period ending on October 31, 2019 produced modestly negative returns for commodities, as measured by the diversified Bloomberg Commodities Index Total Return (“BCOM”), which was down -2.59%. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (“I” Shares—“JCRIX” or the “Fund”) delivered a net negative return of -8.48% (Class I was down -13.75% at MOP, Class A was down -13.75% at MOP and Class C was down -9.35% with CDSC).

The Fund underperformed its benchmark, the BCOM, by 5.89% during the period. The Fund employs a strategy that combines an actively managed portfolio of commodity futures-related investments (collateralized by U.S. Treasury Inflation Protected Securities (“TIPS”), commodity equities, and physical commodity ETFs. At the end of October, the Fund allocated approximately 73% of its assets toward commodity futures-related investments and approximately 27% of its assets toward commodity equities. The Fund was more than 99% invested at the end of the period.

During the 12 month period ending on October 31, 2019, the Fund held sector weights which averaged approximately 36% energy, 37% agriculture, 17% industrial metals, and 11% precious metals. Within each sector, the Fund over or under allocated to individual commodities compared to BCOM weightings while maintaining generally an unleveraged, diversified portfolio.

In terms of overall weighting, the Fund's agricultural sector was similar to the BCOM, 37% for the Fund and 35% for the benchmark index. Interestingly, the Fund's greatest outperformance by sector, on a gross basis, occurred within agriculture. The Fund’s agricultural sector outperformed the BCOM’s agricultural allocation by roughly 2%. The Fund’s futures-related agriculture investments lost -4.3% for the year while BCOM agriculture sector recorded a -5.1% decline. The Fund’s allocation to agricultural producers (equities) was up +9.1% for the period, providing most of the impetus for the annual outperformance. The driver of the outperformance on the futures side can be attributed to tactical weighting and selection. We included an allocation of about 4% to cocoa futures in our agricultural sleeve, whereas cocoa futures aren’t represented in the BCOM. Cocoa prices rose about +6.1% year over year (ending in October 2019), contributing to the Fund’s outperformance. In contrast, the Fund held a slight underweight in both Kansas City wheat and lean hog futures relative to the benchmark. These two components fell -24.4% and -16.5% respectively for the period. A negative impact to the Fund was diminished due to the reduced exposure.

As a sector, energy was the worst performer in the BCOM for the period. Natural gas declined the most within the sector, down -27.4%. Domestic supplies continued to bulge as an indirect consequence of oil fracking and horizontal drilling. While increased volumes of liquefied natural gas were exported, local demand within the U.S. faltered as weather remained tempered. Crude oil prices also suffered during the 12 month period. Brent North Sea crude oil (the major international crude oil contract) fell by -14.8% while West Texas Intermediate (the U.S. benchmark crude oil contract) dropped in price by -17.3%. Fears of further global deceleration proved less constructive on prices. Forecasters envisioned lower demand and this perception pressured crude prices. A brief but violent rally in crude prices, following an attack on Saudi crude facilities in mid- September, failed to shift the negative sentiment carried by many market participants. The Fund maintained an overweight of nearly 5% relative to BCOM allocations, mainly in crude oil and refined products. The energy producers (equities) in our portfolio were hit hard in the latter part of the period ending in October 2019. Collectively, they lost -30.1%, considerably more than BCOM’s energy futures, down -15.7%. Consequently, energy was the Fund’s greatest underperformer relative to the benchmark. For the year, the Fund underperformed the BCOM energy sector by -4.2%.

Industrial metals, measured by the BCOM industrial metals sector, managed a modest gain for the year ending in October, rising +5.5%. Nickel prices, bolstered by Indonesian export restrictions, rose +42.1%, the most in the sector. Zinc added +7.8% for the year as battery demand kept prices for this key component buoyed. Copper prices remained in neutral for the year, almost entirely unchanged at +0.02%. Aluminum prices suffered, down -12.2%. A slowdown in car sales and a lack of a comprehensive infrastructure plan weighed on the metal sector. Industrial metal producers (equities) in our portfolio generally underperformed the BCOM industrial metals sector, -3.5% vs +5.5%. Most of the sector’s weighted underperformance was concentrated in equities. For the 12 months ending October 31, 2019, the Fund’s industrial metals sector trailed the BCOM industrial metals sector by -0.90%.

Precious metal prices benefited from the turmoil and uncertainty underpinning the markets, especially as Q3 of 2019 progressed. Gold and silver prices posted significant gains for the year, up +23.9% and +25.1%, respectively. Trade tensions, geopolitical risks, and the return of accommodative monetary policy measures - especially from the U.S. Federal Reserve - added lift to the precious metals sector. The Fund held a tactical underweight to precious metals throughout most of the year. As a result, the Fund underperformed the BCOM precious metals sector by -1.7% for the year ending October 2019.

The U.S. Dollar traded in a narrow range of approximately 4% during the 12 months ending in October 2019. It closed down a little more than -2% over the course of the year, nearing the middle of the annual range. The more consequential macroeconomic factor involved a significant adjustment by major central banks to reduce interest rates and add monetary stimulus. Concerns about the European economy, stressed by international trade skirmishes, drove nominal interest rates deep into negative territory. Some of the sluggishness experienced in Europe was accompanied by a slight deceleration in several U.S. economic indicators. Temporary yield curve inversions, along with a perceived slowdown, induced the Fed to lower interest rates in the U.S. for the first time since the Financial Crisis a decade ago. The yield on U.S. 10-Year Notes fell from a high of 3.24% in early November 2018 to a mere 1.69% at the end of October 2019, a change of -1.55%. It is clear the Fed is committed to extending the U.S. economic expansion and reaching its 2% symmetric inflation objective. We believe the recent shift in policy may be largely constructive for commodity prices going forward.

6 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2019 (Unaudited)

The Fund’s top equity holdings at the end of October 2019 included Boliden AB (BOL SS) +32.53% YTD, Rio Tinto PLC (RIO US) +21.03% YTD, Tyson Foods Inc. (TSN US) +60.57% YTD, US Steel Corp (X US) -36.33% YTD, Sanderson Farms Inc. (SAFM US) +57.59% YTD, Bunge Ltd (BG US) -4.79% YTD, South 32 Ltd. (S32 AU) -22.13% YTD, American Water Works Co. Inc. (AWK US) +38.81% YTD, Inpex Corp. (1605 JP) +7.79% YTD, Teck Resources (TECK US) -24.50% YTD.

TIPS and nominal U.S. Treasuries are held by the Fund to invest excess cash and as collateral for commodity futures-related investments held in our Cayman Islands subsidiary. This year, the Federal Reserve (the “Fed”) reversed its stance on interest rates. Having attempted to normalize rates through multiple .25% hikes in the Fed Funds rate, the Fed changed course in 2019 by cutting rates for the first time in a decade. We believe the Fed will be reluctant to raise rates again until economic activity or inflation ramps up significantly. Nonetheless, we believe we may be nearing the end of what has been a significant multi-year rally in U.S. Treasury prices. As a result, we continue to invest in TIPS and nominal U.S. Treasuries with limited duration exposure. At the end of October, our weighted average maturity was approximately 0.5 years in our TIPS and nominal U.S. Treasury portfolio.

We strongly believe that the long-term fundamental drivers of commodity demand and higher prices are still in place. Regardless of the economic environment in the U.S. or Europe, population growth is forecast to remain unabated with nearly a billion more people added to the world population over the next decade or so. The trend of wealth distribution is tipping toward the developing world as those economies grow at a faster pace relative to more developed nations. The improving global quality of life is contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in developing nations have led to competition for the commodities needed for more complex and costly lifestyles.

Commodity prices have rallied significantly in percentage terms from the lows established in the first quarter of 2016. However, the absolute price levels of many commodities, including crude oil, are still insufficient to incentivize the necessary capital expenditures to assure future supply growth. Producers need profit margins to operate, to explore for new sources, and to secure financing. Without robust capital investment, the world may essentially operate from “hand to mouth” for many key commodities. Ultimately, that could lead to higher, more volatile prices if shocks continue to disrupt supply chains and/or demand grows beyond current expectations. The price cycle for many commodities seems to be shifting from favoring consumers to rewarding producers. Commodities may take the spotlight in the coming years as sentiment for the asset class improves along with the progression of constructive fundamentals.

Bob Hyman

Portfolio Manager

CoreCommodity Management, LLC

Past performance is not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity Sectors are represented by the Bloomberg Commodity Sector Sub-Indices. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. The attribution of performance results presented above is based on gross profit and loss and does not include, among other things, investment expenses, advisory fees or other expenses incurred by the Fund. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. CoreCommodity Management assumes no obligation to provide this information in the future or to advise of changes in this information. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

7 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year+	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	-8.71%	-1.04%	-5.87%	-2.22%	1.45%	1.45%
Class A (NAV)	-8.71%	-1.05%	-5.87%	-2.23%	1.48%	1.45%
Class A (MOP)	-13.75%	-2.88%	-6.94%	-2.81%
Class C (NAV)	-9.35%	-1.71%	-6.49%	-2.83%	2.05%	2.05%
Class C (CDSC)	-10.23%	-1.71%	-6.49%	-2.83%
Class I	-8.48%	-0.85%	-5.63%	-1.96%	1.13%	1.13%
TR/CC CRB Total Return Index[1]	-5.26%	-0.10%	-7.29%	-3.33%
Bloomberg Commodity TR Index[1]	-2.59%	-0.68%	-6.65%	-4.14%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

8 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Investments in securities of Master Limited Partnerships (MLPs) involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Common Stocks	26.50%
Government Bonds	71.00%
Master Limited Partnerships	0.24%
Cash, Cash Equivalents, & Other Net Assets	2.26%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets) ^

^	Notional Value of Derivative Exposure included

9 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2019

		Value
	Shares	(Note 2)
COMMON STOCKS (26.50%)
Argentina (0.13%)
Adecoagro SA(a)	50,405	$298,902
YPF SA, Sponsored ADR	42,204	395,029
		693,931

Australia (2.19%)
Alumina, Ltd.	310,907	486,516
Beach Energy, Ltd.	278,659	439,895
BHP Group, Ltd.	15,653	387,915
BlueScope Steel, Ltd.	179,447	1,648,947
Costa Group Holdings, Ltd.	104,343	204,997
Fortescue Metals Group, Ltd.	28,340	174,068
GrainCorp, Ltd., Class A	85,256	424,917
Iluka Resources, Ltd.	100,615	651,975
Incitec Pivot, Ltd.	400,411	952,282
Independence Group NL	132,309	580,991
Mineral Resources, Ltd.	56,942	561,318
Nufarm, Ltd.(a)	147,504	601,958
Oil Search, Ltd.	73,894	364,722
OZ Minerals, Ltd.	108,804	761,292
Perenti Global, Ltd.	35,826	56,555
Sandfire Resources NL	78,872	315,893
Santos, Ltd.	70,593	395,146
South32, Ltd.	1,023,268	1,798,745
Washington H Soul Pattinson & Co., Ltd.	18,381	275,213
Whitehaven Coal, Ltd.	200,968	458,559
Woodside Petroleum, Ltd.	18,740	415,974
		11,957,878

Austria (0.16%)
OMV AG	6,908	403,099
voestalpine AG	18,655	467,093
		870,192

Brazil (0.73%)
BRF SA, ADR(a)	141,840	1,242,518
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	93,340	1,263,825
Gerdau SA, Sponsored ADR	333,162	1,096,103
Petroleo Brasileiro SA, Sponsored ADR	16,177	262,714
Vale SA, Sponsored ADR(a)	8,802	103,335
		3,968,495

Canada (0.86%)
Cameco Corp.	50,010	446,589
Canadian Solar, Inc.(a)	19,387	330,936
Encana Corp.	138,190	543,087
First Quantum Minerals, Ltd.	4,500	38,027
Hudbay Minerals, Inc.	180,500	655,068
Lundin Mining Corp.	55,600	280,723
Parex Resources, Inc.(a)	56,800	769,782
Teck Resources, Ltd., Class B	105,305	1,666,978
		4,731,190
		Value
	Shares	(Note 2)
Chile (0.18%)
Antofagasta PLC	66,150	$743,083
Geopark, Ltd.(a)	12,075	220,248
		963,331

China (0.38%)
China Petroleum & Chemical Corp., ADR	5,780	326,512
CNOOC, Ltd., Sponsored ADR	6,600	980,364
Daqo New Energy Corp., ADR(a)	5,342	202,782
JinkoSolar Holding Co., Ltd., ADR(a)	8,708	125,744
PetroChina Co., Ltd., ADR	8,809	424,858
		2,060,260

Colombia (0.02%)
Ecopetrol SA, Sponsored ADR	5,846	106,690

Denmark (0.12%)
FLSmidth & Co. A/S	9,925	355,141
Vestas Wind Systems A/S	3,927	320,548
		675,689

Faroe Islands (0.08%)
Bakkafrost P/F	6,869	429,492

Finland (0.13%)
Outokumpu Oyj	147,998	419,092
Outotec Oyj(a)	43,438	279,439
		698,531

France (0.13%)
TOTAL SA, Sponsored ADR	13,162	692,716

Germany (0.44%)
K+S AG	70,154	998,377
Nordex SE(a)	10,156	132,979
Salzgitter AG	10,429	188,779
thyssenkrupp AG	17,747	253,254
Wacker Chemie AG	10,933	858,427
		2,431,816

Great Britain (1.75%)
Anglo American PLC	33,542	860,980
BP PLC, Sponsored ADR	13,668	518,154
CNH Industrial N.V.	80,916	882,794
Kazakhmys PLC	104,547	635,687
Pentair PLC	31,651	1,312,567
Premier Oil PLC(a)	196,198	210,179
Rio Tinto PLC, Sponsored ADR	43,928	2,284,695
Severn Trent PLC	32,916	961,484
Subsea 7 SA	68,014	636,049
Tullow Oil PLC	22,057	58,829
United Utilities Group PLC	93,591	1,054,973
Valaris PLC	35,002	143,858
		9,560,249

10 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
India (0.04%)
Vedanta, Ltd., ADR	27,652	$230,618

Israel (0.04%)
SolarEdge Technologies, Inc.(a)	2,438	207,132

Italy (0.06%)
Eni SpA, Sponsored ADR	10,981	332,614

Japan (2.20%)
Daido Steel Co., Ltd.	6,200	273,859
GS Yuasa Corp.	21,600	397,637
Hitachi Metals, Ltd.	48,800	618,191
Inpex Corp.	182,233	1,701,842
Japan Petroleum Exploration Co., Ltd.	19,200	495,513
JFE Holdings, Inc.	25,000	316,464
Kobe Steel, Ltd.	77,200	420,350
Kubota Corp.	68,600	1,100,243
Kurita Water Industries, Ltd.	23,216	675,046
Maruha Nichiro Corp.	5,600	145,873
Maruichi Steel Tube, Ltd.	16,300	449,801
Mitsubishi Materials Corp.	21,600	626,058
Morinaga Milk Industry Co., Ltd.	6,500	253,102
Nippon Steel Corp.	84,990	1,252,537
Nippon Suisan Kaisha, Ltd.	129,600	745,269
OSAKA Titanium Technologies Co., Ltd.	3,700	58,692
Pacific Metals Co., Ltd.	2,900	70,009
Sumitomo Forestry Co., Ltd.	28,759	421,039
Sumitomo Metal Mining Co., Ltd.	31,200	1,056,276
Toho Titanium Co., Ltd.	17,800	148,347
Tokyo Steel Manufacturing Co., Ltd.	50,500	409,181
Yamato Kogyo Co., Ltd.	14,400	376,968
		12,012,297

Luxembourg (0.51%)
APERAM SA	14,100	359,490
ArcelorMittal	53,363	790,513
Tenaris SA, ADR	61,077	1,239,864
Ternium SA, Sponsored ADR	19,564	391,084
		2,780,951

Malaysia (0.11%)
Lynas Corp., Ltd.(a)	361,944	618,776

Mexico (0.18%)
Grupo Mexico SAB de CV, Series B	367,700	970,836

Netherlands (0.35%)
Core Laboratories N.V.	5,200	229,008
Frank's International N.V.(a)	41,457	203,139
Fugro N.V.(a)	27,192	245,347
OCI N.V.(a)	15,679	351,659
Royal Dutch Shell PLC, Class A, Sponsored ADR	6,115	354,486
Royal Dutch Shell PLC, Class B	2,551	73,293

	Shares	Value (Note 2)
Netherlands (continued)
SBM Offshore N.V.	27,872	$479,186
		1,936,118

Norway (1.15%)
Aker BP ASA	25,870	714,255
Aker Solutions ASA(a)	35,369	81,344
DNO ASA	266,580	321,914
Equinor ASA	79,410	1,468,836
Leroy Seafood Group ASA	70,514	472,642
Mowi ASA	54,411	1,326,528
Norsk Hydro ASA	158,549	559,464
PGS ASA(a)	135,152	227,797
Salmar ASA	12,666	590,180
TGS NOPEC Geophysical Co. ASA	21,048	545,188
		6,308,148

Peru (0.02%)
Southern Copper Corp.	3,044	108,306

Russia (0.02%)
Evraz PLC	18,181	86,479

Singapore (0.13%)
Wilmar International, Ltd.	265,961	733,106

South Africa (0.32%)
Exxaro Resources, Ltd.	41,150	335,807
Kumba Iron Ore, Ltd.	15,133	368,528
Sasol, Ltd.	58,479	1,061,449
		1,765,784

South Korea (0.05%)
POSCO, Sponsored ADR	6,691	300,493

Spain (0.19%)
Acerinox SA	44,206	413,060
Repsol SA	21,441	351,523
Siemens Gamesa Renewable Energy SA	19,230	264,337
		1,028,920

Sweden (1.05%)
Boliden AB	129,104	3,471,717
Epiroc AB, Class A	59,249	666,388
Lundin Petroleum AB	3,215	106,149
SSAB AB, A Shares	190,388	531,391
Svenska Cellulosa AB SCA, Class B	97,282	990,985
		5,766,630

Switzerland (0.15%)
Ferrexpo PLC	135,944	221,792
Glencore PLC	199,420	600,980
		822,772

United States (12.63%)
AGCO Corp.	14,431	1,106,713

11 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
United States (continued)
AK Steel Holding Corp.(a)	476,470	$1,124,469
Alcoa Corp.(a)	27,663	575,114
Allegheny Technologies, Inc.(a)	2,903	60,992
American States Water Co.	7,091	674,567
American Water Works Co., Inc.	14,258	1,757,584
Andersons, Inc.	13,546	249,517
Antero Resources Corp.(a)	255,824	639,560
Apache Corp.	6,440	139,490
Aqua America, Inc.	26,745	1,212,351
Archer-Daniels-Midland Co.	26,061	1,095,604
Archrock, Inc.	15,155	146,094
Baker Hughes Co.	13,729	293,801
Bonanza Creek Energy, Inc.(a)	7,179	127,930
Bunge, Ltd.	34,165	1,844,911
Cabot Oil & Gas Corp.	4,882	91,000
California Resources Corp.(a)	8,428	47,113
California Water Service Group	8,661	484,756
Callon Petroleum Co.(a)	182,534	693,629
Cal-Maine Foods, Inc.	18,514	738,523
Carrizo Oil & Gas, Inc.(a)	18,001	132,487
Centennial Resource Development, Inc., Class A(a)	94,373	320,868
Century Aluminum Co.(a)	121,103	706,030
Chevron Corp.	5,389	625,878
Cimarex Energy Co.	19,118	807,162
Cleveland-Cliffs, Inc.	60,473	437,220
CNX Resources Corp.(a)	44,794	377,613
Commercial Metals Co.	51,364	992,866
Compass Minerals International, Inc.	15,469	873,689
Concho Resources, Inc.	13,542	914,356
ConocoPhillips	22,034	1,216,277
Consol Energy Inc(a)	22,729	300,705
Continental Resources, Inc.(a)	44,238	1,303,694
Darling Ingredients, Inc.(a)	72,951	1,407,954
Deere & Co.	8,350	1,454,069
Devon Energy Corp.	43,208	876,258
Diamond Offshore Drilling, Inc.(a)	28,341	149,924
Diamondback Energy, Inc.	4,609	395,268
Enphase Energy, Inc.(a)	2,210	42,940
EOG Resources, Inc.	17,215	1,193,172
EQT Corp.	7,871	84,535
Evoqua Water Technologies Corp.(a)	30,618	531,835
Exterran Corp.(a)	7,059	89,438
Extraction Oil & Gas, Inc.(a)	206,363	350,817
Exxon Mobil Corp.	9,104	615,157
FMC Corp.	12,583	1,151,345
Fresh Del Monte Produce, Inc.	10,904	347,838
Green Plains, Inc.	29,683	365,991
Gulfport Energy Corp.(a)	361,337	1,006,324
Halliburton Co.	8,067	155,290
Harsco Corp.(a)	20,191	409,272
Helix Energy Solutions Group, Inc.(a)	35,512	305,048
Helmerich & Payne, Inc.	4,326	162,225
Hess Corp.	1,266	83,240
HollyFrontier Corp.	22,080	1,213,075
Hormel Foods Corp.	28,462	1,163,811
Ingredion, Inc.	20,692	1,634,668

	Shares	Value (Note 2)
United States (continued)
Jagged Peak Energy, Inc.(a)	81,264	$576,162
Kinder Morgan, Inc.	5,763	115,145
Kosmos Energy, Ltd.	8,583	53,215
Laredo Petroleum, Inc.(a)	410,015	967,635
Marathon Oil Corp.	65,574	756,068
Marathon Petroleum Corp.	24,420	1,561,659
Matador Resources Co.(a)	43,675	607,519
McDermott International, Inc.(a)	19,167	31,242
Murphy Oil Corp.	18,288	377,281
Nabors Industries, Ltd.	154,032	284,959
National Oilwell Varco, Inc.	3,499	79,147
New WEI, Inc.(a)	68,768	103
NexTier Oilfield Solutions, Inc.(a)	88,759	383,437
Noble Energy, Inc.	19,690	379,229
Oasis Petroleum, Inc.(a)	50,635	132,157
Occidental Petroleum Corp.	23,115	936,159
Oceaneering International, Inc.(a)	14,745	208,789
Oil States International, Inc.(a)	20,908	298,357
Parsley Energy, Inc., Class A	52,583	831,337
Patterson-UTI Energy, Inc.	69,122	575,095
PDC Energy, Inc.(a)	20,568	410,332
Phillips 66	8,398	981,054
Pilgrim's Pride Corp.(a)	45,023	1,366,898
Pioneer Natural Resources Co.	8,290	1,019,836
PotlatchDeltic Corp., REIT	16,439	698,164
ProPetro Holding Corp.(a)	16,783	130,068
QEP Resources, Inc.	56,900	189,477
Range Resources Corp.	19,049	76,767
Rayonier, Inc., REIT	22,544	608,237
Renewable Energy Group, Inc.(a)	41,038	670,561
RPC, Inc.	140,085	579,952
Sanderson Farms, Inc.	12,186	1,886,516
Schlumberger, Ltd.	8,909	291,235
Schnitzer Steel Industries, Inc., Class A	18,302	390,565
Select Energy Services, Inc., Class A(a)	14,537	110,481
SJW Group	7,589	549,064
SM Energy Co.	93,968	736,709
Solaris Oilfield Infrastructure, Inc., Class A	12,185	129,648
Southwestern Energy Co.(a)	26,093	53,491
SRC Energy, Inc.(a)	297,505	928,216
Steel Dynamics, Inc.	42,475	1,289,541
SunCoke Energy, Inc.(a)	10,819	57,233
SunPower Corp.(a)	10,322	90,421
Tellurian, Inc.(a)	65,751	524,035
TPI Composites, Inc.(a)	13,921	285,798
Transocean, Ltd.(a)	19,984	94,924
Tyson Foods, Inc., Class A	26,575	2,200,145
United States Steel Corp.	188,813	2,173,239
US Silica Holdings, Inc.	14,303	63,791
Valero Energy Corp.	15,840	1,536,163
W&T Offshore, Inc.(a)	153,641	619,173
Warrior Met Coal, Inc.	22,314	434,677
Whiting Petroleum Corp.(a)	46,631	295,641
Williams Cos., Inc.	1,855	41,385

12 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
United States (continued)
WPX Energy, Inc.(a)	115,625	$1,153,938
		69,124,127
TOTAL COMMON STOCKS
(Cost $168,024,645)		144,974,567
MASTER LIMITED PARTNERSHIPS (0.24%)
United States (0.24%)
Alliance Resource Partners LP	22,642	258,119
Buckeye Partners LP	977	40,506
Energy Transfer LP	4,974	62,623
Enterprise Products Partners LP	10,676	277,896
Magellan Midstream Partners LP	2,054	128,005
MPLX LP	1,555	41,005
Plains All American Pipeline LP	3,090	56,022
Viper Energy Partners LP	17,942	431,864
		1,296,040
TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,932,978)		1,296,040

RIGHTS (0.00%)(b)
Australia (0.00%)(b)
Costa Group Holdings, Ltd., Strike Price $2.20, Expires 11/19/2019	26,085	12,048

TOTAL RIGHTS
(Cost $–)		12,048

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (71.00%)
U.S. Treasury Bonds (71.00%)
United States Treasury Inflation Indexed Bonds 0.125%, 4/15/20(c)	$181,315,180	$180,359,025
United States Treasury Notes
1.000%, 11/30/19	14,900,000	14,890,006
1.375%, 1/15/20	40,000,000	39,983,594
1.375%, 1/31/20	16,150,000	16,140,537
1.250%, 2/29/20(c)	36,500,000	36,459,365
1.625%, 3/15/20(c)	70,400,000	70,402,750
2.375%, 4/30/20	30,000,000	30,113,086
		388,348,363
TOTAL GOVERNMENT BONDS
(Cost $388,416,353)		388,348,363

Value (Note 2)
TOTAL INVESTMENTS (97.74%)
(Cost $558,373,976)	$534,631,018

Other Assets In Excess Of Liabilities (2.26%)	12,352,798
NET ASSETS - 100.00%	$546,983,816

(a)	Non-Income Producing Security.
(b)	Less than 0.005%.
(c)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $48,202,646.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

13 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2019

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Appreciation
Brent Crude Future	Morgan Stanley	Long	969	11/29/19	$57,771,780	$29,817
Coffee 'C' Future	Morgan Stanley	Long	37	12/18/19	1,414,556	126,165
Corn Future	Morgan Stanley	Long	205	12/13/19	3,997,500	148,325
Gold 100 Oz Future	Morgan Stanley	Long	135	12/27/19	20,449,800	602,194
Hard Red Winter Wheat Future	Morgan Stanley	Long	70	12/13/19	1,469,125	46,202
LME Copper Future	Morgan Stanley	Long	209	11/18/19	30,190,050	56,858
LME Zinc Future	Morgan Stanley	Long	82	11/18/19	5,176,250	228,333
NY Harbor ULSD Future	Morgan Stanley	Short	(142)	11/29/19	(11,187,271)	131,898
Silver Future	Morgan Stanley	Long	217	12/27/19	19,602,695	874,783
Soybean Meal Future	Morgan Stanley	Long	130	12/13/19	3,957,200	57,566
Wheat Future	Morgan Stanley	Long	64	12/13/19	1,628,000	99,842
					$134,469,685	$2,401,983

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount/ Fair Value (Note 2)	Unrealized Depreciation
Cocoa Future	Morgan Stanley	Short	(144)	03/16/20	$(3,522,240)	$(138,691)
Copper Future	Morgan Stanley	Short	(439)	12/27/19	(28,952,050)	(564,853)
LME Nickel Future	Morgan Stanley	Long	52	11/18/19	5,207,592	(316,833)
Low Sulphur Gasoil Future	Morgan Stanley	Long	216	11/12/19	12,247,200	(574,680)
Natural Gas Future	Morgan Stanley	Short	(55)	11/26/19	(1,448,150)	(104,061)
Platinum Future	Morgan Stanley	Long	225	01/29/20	10,504,125	(252,375)
Soybean Future	Morgan Stanley	Long	345	01/14/20	16,081,313	(273,702)
WTI Crude Future	Morgan Stanley	Short	(231)	12/19/19	(12,531,750)	(57,743)
WTI Crude Future	Morgan Stanley	Short	(610)	02/20/20	(32,891,200)	(1,319,148)
					$(35,305,160)	$(3,602,086)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate Paid by Fund	Termination Date	Value	Unrealized Appreciation
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index**	$83,369,250	USB3MTA + 30 bps*	6/29/2020	$83,369,267	$17
UBS	CRB 3m Fwd TR Index**	73,489,056	USB3MTA + 25 bps*	11/29/2019	73,489,059	3
Citigroup	CRB 3m Fwd TR Index**	102,821,913	USB3MTA + 24 bps*	9/30/2020	102,821,915	2
Societe Generale	CRB 3m Fwd TR Index**	43,064,640	USB3MTA + 28 bps*	11/29/2019	43,064,642	2
		$302,744,859			$302,744,883	$24

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate received by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate received by the Fund.
*	United States Auction Results 3 Month Treasury Bill High Discount. Total return swap resets monthly.
**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

14 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2019

ASSETS
Investments, at value	$534,631,018
Cash	5,721,158
Unrealized appreciation on total return swap contracts	24
Receivable for shares sold	617,879
Receivable for variation margin on futures contracts	1,098,169
Receivable due from broker for total return swap contracts	5,212,628
Dividends and interest receivable	743,457
Prepaid expenses and other assets	30,615
Total Assets	548,054,948
LIABILITIES
Payable due to broker for futures contracts	22,433
Payable for shares redeemed	327,509
Payable for foreign capital gains tax	140
Investment advisory fees payable	395,263
Administration and transfer agency fees payable	198,049
Distribution and services fees payable	27,678
Trustees' fees and expenses payable	5,037
Professional fees payable	40,757
Accrued expenses and other liabilities	54,266
Total Liabilities	1,071,132
NET ASSETS	$546,983,816
NET ASSETS CONSIST OF
Paid-in capital	$633,133,249
Total distributable earnings	(86,149,433)
NET ASSETS	$546,983,816
INVESTMENTS, AT COST	$558,373,976

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$6.68
Net Assets	$39,225,609
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,875,148
Class A:
Net Asset Value, offering and redemption price per share	$6.68
Net Assets	$751,453
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	112,511
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.07
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.35
Net Assets	$6,701,924
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,055,576
Class I:
Net Asset Value, offering and redemption price per share	$6.73
Net Assets	$500,304,830
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	74,360,034

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

15 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$5,011,401
Foreign taxes withheld on dividends	(297,573)
Interest and other income, net of premium amortization and accretion of discount	8,925,174
Total Investment Income	13,639,002

EXPENSES
Investment advisory fees	5,211,766
Investment advisory fees - subsidiary (Note 8)	939,410
Administrative fees	717,086
Transfer agency fees	621,940
Distribution and service fees
Investor Class	142,077
Class A	1,533
Class C	82,653
Professional fees	87,054
Reports to shareholders and printing fees	93,514
State registration fees	83,874
Insurance fees	5,445
Custody fees	58,945
Trustees' fees and expenses	24,738
Repayment of previously waived fees
Class A	10
Class C	193
Miscellaneous expenses	25,999
Total Expenses	8,096,237
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(939,410)
Class A	(6)
Net Expenses	7,156,821
Net Investment Income	6,482,181
Net realized loss on investments	(13,967,366)
Net realized loss on futures contracts	(881,777)
Net realized loss on total return swap contracts	(38,411,220)
Net realized gain on foreign currency transactions	10,192
Net Realized Loss	(53,250,171)
Net change in unrealized depreciation on investments	(12,968,175)
Net change in unrealized depreciation on futures contracts	(3,731,974)
Net change in unrealized depreciation on total return swap contracts	(1,046)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	9,971
Net Change in Unrealized Depreciation	(16,691,224)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(69,941,395)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,459,214)

See Notes to Financial Statements.

16 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
OPERATIONS
Net investment income	$6,482,181	$5,467,922
Net realized gain/(loss)	(53,250,171)	13,492,839
Net change in unrealized depreciation	(16,691,224)	(19,616,650)
Net Decrease in Net Assets Resulting from Operations	(63,459,214)	(655,889)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(1,405,470)	(1,159,806)
Class A(b)	(5,288)	–
Class C	(261,410)	(187,271)
Class I	(17,784,130)	(11,870,472)
Net Decrease in Net Assets from Distributions	(19,456,298)	(13,217,549)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	16,812,892	18,832,619
Class A(b)	588,711	195,323
Class C	1,993,315	4,136,291
Class I	238,498,751	322,824,182
Dividends reinvested
Investor Class(a)	1,325,215	1,099,833
Class A(b)	5,288	–
Class C	180,838	111,922
Class I	14,260,972	10,390,433
Shares redeemed, net of redemption fees
Investor Class(a)	(21,808,221)	(18,297,033)
Class A(b)	(3,256)	–
Class C	(3,827,991)	(2,104,665)
Class I	(323,750,425)	(155,888,526)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(75,723,911)	181,300,379

Net increase/(decrease) in net assets	(158,639,423)	167,426,941

NET ASSETS
Beginning of year	705,623,239	538,196,298
End of year	$546,983,816	$705,623,239

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

17 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Net asset value, beginning of period(b)	$7.54		$7.64		$7.29		$7.15		$9.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	0.06		0.05		(0.01	)(d)	(0.03	)(d)	(0.09	)(d)
Net realized and unrealized gain/(loss)	(0.71)		0.04		0.36		0.17		(2.32)
Total from investment operations	(0.65)		0.09		0.35		0.14		(2.41)
DISTRIBUTIONS:
From net investment income	(0.21)		(0.19)		(0.00	)(e)			–
Total distributions	(0.21)		(0.19)		(0.00	)(e)	–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)
Net increase/(decrease) in net asset value	(0.86)		(0.10)		0.35		0.14		(2.41)
Net asset value, end of year	$6.68		$7.54		$7.64		$7.29		$7.15
TOTAL RETURN(f)	(8.71)%		1.23%		4.85%		1.96%		(25.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$39,226		$48,728		$47,845		$29,468		$30,085
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.39	%(g)	1.40	%(g)	1.38%		1.41%		1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.39%		1.40%		1.38%		1.41%		1.45%
Ratio of net investment income/(loss) to average net assets	0.82%		0.66%		(0.10)%		(0.48)%		(1.12)%
Portfolio turnover rate(h)	81%		42%		66%		50%		52%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Less than $0.005 or ($0.005) per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2019 and October 31, 2018, respectively, 1.54% and 1.56%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019		For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period(a)	$7.54		$8.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.07		(0.00	)(c)
Net realized and unrealized loss	(0.72)		(0.62)
Total from investment operations	(0.65)		(0.62)

DISTRIBUTIONS:
From net investment income	(0.21)		–
Total distributions	(0.21)		–

Net (decrease) in net asset value	(0.86)		(0.62)
Net asset value, end of year	$6.68		$7.54
TOTAL RETURN(d)	(8.71)%		(7.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$751		$191
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40	%(e)	1.48	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40%		1.45	%(f)
Ratio of net investment income/(loss) to average net assets	0.99%		(0.10	)%(f)
Portfolio turnover rate(g)	81%		42%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2019 and October 31, 2018, respectively, 1.55 % and 1.64%.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

19 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$7.22		$7.36		$7.07		$6.98		$9.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.01		(0.00	)(c)(d)	(0.06	)(d)	(0.08	)(d)	(0.14	)(d)
Net realized and unrealized gain/(loss)	(0.68)		0.04		0.35		0.17		(2.27)
Total from investment operations	(0.67)		0.04		0.29		0.09		(2.41)
DISTRIBUTIONS:
From net investment income	(0.20)		(0.18)		–		–		–
Total distributions	(0.20)		(0.18)		–		–		–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	–		–		–		0.00	(c)
Net increase/(decrease) in net asset value	(0.87)		(0.14)		0.29		0.09		(2.41)
Net asset value, end of year	$6.35		$7.22		$7.36		$7.07		$6.98
TOTAL RETURN(e)	(9.35)%		0.62%		4.10%		1.29%		(25.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,702		$9,510		$7,642		$7,260		$8,335
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05	%(f)	2.05	%(f)	2.05%		2.05%		2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%		2.05%		2.05%		2.05%		2.05%
Ratio of net investment income/(loss) to average net assets	0.17%		(0.04)%		(0.81)%		(1.13)%		(1.74)%
Portfolio turnover rate(g)	81%		42%		66%		50%		52%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2019 and October 31, 2018, respectively, 2.20% and 2.21%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20 | October 31, 2019

ALPS | CoreCommodity Management

CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019		For the Year Ended October 31, 2018		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$7.58		$7.67		$7.31	$7.15	$9.57
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.08		0.07		0.01	(0.02)	(0.06)
Net realized and unrealized gain/(loss)	(0.72)		0.03		0.36	0.18	(2.31)
Total from investment operations	(0.64)		0.10		0.37	0.16	(2.37)
DISTRIBUTIONS:
From net investment income	(0.21)		(0.19)		(0.01)	–	(0.05)
Total distributions	(0.21)		(0.19)		(0.01)	–	(0.05)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.85)		(0.09)		0.36	0.16	(2.42)
Net asset value, end of year	$6.73		$7.58		$7.67	$7.31	$7.15
TOTAL RETURN(d)	(8.48)%		1.42%		5.03%	2.24%	(24.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$500,305		$647,195		$482,710	$463,741	$362,389
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.14	%(e)	1.13	%(e)	1.15%	1.15%	1.17%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.14%		1.13%		1.15%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	1.09%		0.90%		0.08%	(0.22)%	(0.73)%
Portfolio turnover rate(f)	81%		42%		66%	50%	52%

(a)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 8 for additional detail). The ratio inclusive of that fee would be for the period ended October 31, 2019 and October 31, 2018, respectively, 1.29% and 1.29%.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

21 | October 31, 2019

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2019 (Unaudited)

Performance

ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 12-month period ended 31st Oct 2018 (hereinafter also referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a total return of 18.41% at Net Asset Value, Class C, INFCX, delivered -16.69% with CDSC, and Class I, INDIX, delivered 18.85%. The Fund underperformed the benchmark Nifty 500 Index (“NSE500”) which returned 16.02% during the period without taking into account sales charges for Class A and C Shares.

The period between November 2018 and October 2019 saw high volatility both in foreign as well as domestic equities mainly led by US-China conflicts over trade which deteriorated to tariff wars, slowdown in private consumption and various government initiatives such as a reduction in corporate tax rates.

Global commodity prices especially crude declined in this period by 17% which reduced pressure on India’s Current Account Deficit (CAD), which was at a manageable 2% of Gross Domestic Product (GDP) in 1QFY20 from 0.7% of GDP in 4QFY19. Bond yields declined globally and in particular for India; the spread between the Indian and the US 10yr yields saw marginal expansion of 7 basis points (bps). The US Federal Reserve reduced the Fed funds rate three times in this period, as expected by markets.

The Reserve Bank of India (RBI) reduced its repo rate by 135 bps in this period. The minutes of the October, 2019 MPC (monetary policy committee) show that the members believe that providing an impetus to growth remains the utmost priority amid a benign inflation outlook, even though some of them might prefer to wait and watch the impact of the recent fiscal and monetary measures going ahead. The MPC has retained its stance at ‘accommodative’, suggesting the possibility of more rate cuts. At the same time, growth concerns are likely to keep core inflation muted.

The Indian union budget for FY2019 was announced on July 5, 2019. The government has budgeted (1) a 18% increase in gross tax revenues, (2) 21% increase in expenditure (22% increase in revenue expenditure and 12% increase in capital expenditure) and (3) Rs1.05 tn of divestment revenues versus FY2019RE figure of Rs850 bn. The government budgeted Rs3.3 tn towards capital expenditure driven by expenditure in railways and housing. The government also increased surcharges for high-earnings individuals (25% on income above Rs20 mn and 37% on income above Rs50 mn). The government on September 20, 2019 cut the corporate tax rates to 22% from 30% (before surcharges).

Real GDP growth decelerated to 5% in 1QFY20 compared to 5.8% in 4QFY19 as a result of protracted slowdown setting in from 3QFY19 onwards. Nominal GDP growth declined sharply to 8% from 9.4% in 4QFY19. Real Gross Value Added (GVA) growth slowed down to 4.9% from 5.7% in 4QFY19 largely led by weakness in industrial (2.7% from 4.2% in 4QFY19) and services sectors (6.9% from 8.4% in 4QFY19). Within industry, manufacturing (0.6% from 3.1% in 4QFY19) and construction (5.7% from 7.1% in 4QFY19) were the key contributors.

Portfolio Composition

As of 31st Oct 2019, Financials remains the largest sector (35.40% wt.), followed by Industrials (12.20%) and Information Technology (10.87%). The top 5 holdings in the portfolio are HDFC Bank, ICICI Bank, Axis Bank, Reliance Industries and Infosys. Large active deviations in the portfolio were in Industrials (+5.20% deviation from benchmark), Real Estate (+1.58% deviation), Consumer Staples (-3.53% deviation) and Utilities (-2.99%).

During the period, some of the names within our favored sectors where we initiated new positions are Mahindra Lifespace Developers, Ashoka Buildcon, ICICI Lombard General Insurance Company, Mahindra Logistics, Bharat Petroleum, Bharti Airtel and SBI Life Insurance. Some of the stocks where we booked profit and exited completely include Yes Bank, Finolex Cables, Tata Motors DVR, Vedanta, Mahindra & Mahindra Limited, Century Textiles, Sun Pharmaceutical, Supreme Industries, and Gulf Oil Lubricants.

Outlook

India equity markets are at an interesting juncture. While there are some good macroeconomic data points to contend with, overall the economic data remains weak. However, on the other hand, it seems the market has discounted much of the bad news and there is some risk appetite coming back.

Other than the high frequency data points which continue to indicate a slowdown in growth, higher fiscal deficit, a much more moderate government spending, the continued stress in NBFC sector, a lack of transmission despite the accommodative stance and the recent lacklustre performance in two state elections by the ruling Mr. Modi led BJP, are factors that one has to keep in consideration.

The torch bearer of bad economic data in the last few months, the auto sector had a mixed month in October. While the production numbers remains in the negative territory, buoyed by festive demand, most companies are indicating much better sales in the market essentially implying that inventories are coming off. It’s still difficult to call the bottom of the cycle, but it seems that there is indeed some light at the end of the tunnel. Recovery in auto segment and broadly in consumer demand also hinges on the rural economy in the second half. The first half demand was impacted earlier by late arrival and then by erratic and extended monsoons. This year monsoons were above average by the end of the season and expectations are now for a better winter crop leading to rural buoyancy.

While the economic slowdown continues, corporate tax rate cuts announced in September and Reserve Bank of India’s accommodative monetary policy, have helped improve sentiments at the margin. Any concrete steps on strategic disinvestment or some measures to stabilize the stressed Non-Banking Financial Companies (NBFC) sector can further help the sentiments. It’s also worth keeping in mind that from a growth perspective, a low base also will start catching up by end CY19. All in all, bad news is not as bad it was earlier. The corporate tax rate cut has helped earnings in

22 | October 31, 2019

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2019 (Unaudited)

a weak economic environment and as such the bar for the market bottom has been raised higher. Combination of a continued accommodative policy by the central bank and clear focus now on the economic revival and market friendly policies is likely to taken positively by the market.

Mr. Nitin Tejpal Jain

Fund Manager

Kotak Mahindra Asset Management (Singapore) Pte Ltd.

The views above are based on publicly available data, Kotak Group internal estimates and are based on the views of the research team at Kotak group.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra (UK) Limited, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

23 | October 31, 2019

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2019 (Unaudited)

Performance of $10, 000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	18.58%	5.58%	5.78%	6.64%	2.87%	2.00%
Class A (NAV)	18.41%	5.50%	5.74%	6.61%	3.16%	2.00%
Class A (MOP)	11.92%	3.52%	4.54%	5.92%
Class C (NAV)	17.69%	4.81%	5.03%	5.90%	3.51%	2.60%
Class C (CDSC)	16.69%	4.81%	5.03%	5.90%
Class I	18.85%	5.84%	6.10%	6.97%	2.48%	1.60%
Nifty 500 Index[1]	16.02%	6.28%	4.92%	5.03%
MSCI India Index Total Return[2]	17.48%	8.22%	3.92%	3.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

24 | October 31, 2019

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	MSCI India Index - designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.
^	Fund Inception date of February 14, 2011 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information. Effective December 2, 2019, the total expense ratios and what you pay as an investor in the Fund have changed and are as follows: Investor Class 2.27% and 1.40%, Class A 2.56% and 1.40%, Class C 2.91% and 2.00%, and Class I 1.88% and 1.00%, respectively. What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 28, 2021.

#	Prior to December 1, 2017, Investor Class was known as Class A.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

HDFC Bank, Ltd., ADR	5.47%
Axis Bank, Ltd.	4.67%
Reliance Industries, Ltd.	4.60%
ICICI Bank, Ltd., Sponsored ADR	4.52%
Housing Development Finance Corp., Ltd.	4.39%
Infosys, Ltd., Sponsored ADR	3.54%
Tata Consultancy Services, Ltd.	3.30%
Larsen & Toubro, Ltd.	2.90%
HDFC Bank, Ltd.	2.75%
Bharat Petroleum Corp., Ltd.	2.56%
Top Ten Holdings	38.70%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

25 | October 31, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
COMMON STOCKS (97.13%)
Communication Services (1.25%)
Wireless Telecommunication Services (1.25%)
Bharti Airtel, Ltd.	68,238	$360,053
TOTAL COMMUNICATION SERVICES		360,053

Consumer Discretionary (8.43%)
Auto Components (1.96%)
Motherson Sumi Systems, Ltd.	89,791	155,495
MRF, Ltd.	445	411,590
		567,085

Automobiles (2.41%)
Maruti Suzuki India, Ltd.	4,001	426,302
TVS Motor Co., Ltd.	39,223	268,531
		694,833

Hotels, Restaurants & Leisure (1.17%)
Jubilant Foodworks, Ltd.	15,046	339,156

Household Durables (1.37%)
Crompton Greaves Consumer Electricals, Ltd.	112,525	394,529

Textiles, Apparel & Luxury Goods (1.52%)
Titan Co., Ltd.	23,399	438,995
TOTAL CONSUMER DISCRETIONARY		2,434,598

Consumer Staples (6.44%)
Food Products (1.83%)
Britannia Industries, Ltd.	11,475	527,894

Personal Products (2.37%)
Colgate-Palmolive India, Ltd.	14,263	311,105
Emami, Ltd.	60,222	277,767
Godrej Consumer Products, Ltd.	9,330	97,393
		686,265

Tobacco (2.24%)
ITC, Ltd.	178,222	646,802
TOTAL CONSUMER STAPLES		1,860,961

Energy (9.08%)
Oil, Gas & Consumable Fuels (9.08%)
Bharat Petroleum Corp., Ltd.	99,796	739,092
Petronet LNG, Ltd.	137,406	554,459
Reliance Industries, Ltd.	64,471	1,328,831
		2,622,382
TOTAL ENERGY		2,622,382

	Shares	Value (Note 2)
Financials (35.40%)
Banks (24.10%)
AU Small Finance Bank, Ltd.(a)(b)	49,416	$476,994
Axis Bank, Ltd.	130,063	1,347,603
HDFC Bank, Ltd., ADR	25,840	1,578,566
HDFC Bank, Ltd.	45,876	794,861
ICICI Bank, Ltd., Sponsored ADR	100,113	1,304,472
ICICI Bank, Ltd.	64,570	421,251
IndusInd Bank, Ltd.	20,731	383,470
RBL Bank, Ltd.(a)(b)	48,046	209,718
State Bank of India(c)	100,766	443,157
		6,960,092

Consumer Finance (2.14%)
Bajaj Finance, Ltd.	10,917	619,080

Insurance (4.77%)
ICICI Lombard General Insurance Co., Ltd.(a)(b)	25,902	490,368
ICICI Prudential Life Insurance Co., Ltd.(a)(b)	68,658	493,732
SBI Life Insurance Co., Ltd.(a)(b)	28,079	392,041
		1,376,141

Thrifts & Mortgage Finance (4.39%)
Housing Development Finance Corp., Ltd.	42,279	1,268,880
TOTAL FINANCIALS		10,224,193

Health Care (3.17%)
Health Care Providers & Services (0.28%)
HealthCare Global Enterprises, Ltd.(c)	48,339	80,732

Pharmaceuticals (2.89%)
Aurobindo Pharma, Ltd.	38,067	252,165
Cadila Healthcare, Ltd.	85,350	302,587
Lupin, Ltd.	26,750	281,006
		835,758
TOTAL HEALTH CARE		916,490

Industrials (12.20%)
Air Freight & Logistics (0.61%)
Mahindra Logistics, Ltd.(a)(b)	32,610	176,572

Airlines (1.01%)
InterGlobe Aviation, Ltd.(a)(b)	14,268	292,402

Building Products (2.54%)
Astral Poly Technik, Ltd.	16,529	259,818
Kajaria Ceramics, Ltd.	48,223	379,417

26 | October 31, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
Building Products (continued)
Somany Ceramics, Ltd.	35,367	$93,568
		732,803

Construction & Engineering (3.50%)
Ashoka Buildcon, Ltd.(c)	118,679	171,980
Larsen & Toubro, Ltd.	40,432	838,885
		1,010,865

Electrical Equipment (1.57%)
Amara Raja Batteries, Ltd.	12,556	120,603
V-Guard Industries, Ltd.	94,749	333,252
		453,855

Machinery (2.28%)
Thermax, Ltd.	24,936	396,533
Timken India, Ltd.	20,718	260,217
		656,750

Professional Services (0.69%)
TeamLease Services, Ltd.(c)	4,817	199,730

TOTAL INDUSTRIALS		3,522,977

Information Technology (10.87%)
IT Services (10.87%)
HCL Technologies, Ltd.	30,980	507,983
Infosys, Ltd., Sponsored ADR	106,665	1,022,917
Infosys, Ltd.	27,538	264,802
Tata Consultancy Services, Ltd.	29,802	953,635
Tech Mahindra, Ltd.	37,529	390,778
		3,140,115
TOTAL INFORMATION TECHNOLOGY		3,140,115

Materials (8.09%)
Chemicals (1.86%)
Berger Paints India, Ltd.	72,306	536,333

Construction Materials (4.98%)
JK Cement, Ltd.	25,726	405,156
Odisha Cement, Ltd.	15,108	172,490
Ramco Cements, Ltd.	46,292	511,887
Shree Cement, Ltd.	1,243	348,452
		1,437,985

Metals & Mining (1.25%)
Jindal Steel & Power, Ltd.(c)	160,205	261,982
Vedanta, Ltd., ADR	12,105	100,956
		362,938

TOTAL MATERIALS		2,337,256

	Shares	Value (Note 2)
Real Estate (2.20%)
Real Estate Management & Development (2.20%)
Brigade Enterprises, Ltd.	133,055	$386,904
Mahindra Lifespace Developers, Ltd.	42,419	248,101
		635,005

TOTAL REAL ESTATE		635,005

TOTAL COMMON STOCKS
(Cost $24,162,876)		28,054,030

TOTAL INVESTMENTS (97.13%)
(Cost $24,162,876)		$28,054,030

Other Assets In Excess Of Liabilities (2.87%)		829,680

NET ASSETS (100.00%)		$28,883,710

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, the aggregate market value of those securities was $2,531,827, representing 8.77% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2019 the aggregate market value of those securities was $2,531,827 representing 8.77% of net assets.
(c)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

27 | October 31, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	October 31, 2019

ASSETS
Investments, at value	$28,054,030
Cash	484,042
Foreign currency, at value (Cost $559,596)	559,911
Receivable for investments sold	111,056
Receivable for shares sold	14,643
Dividends receivable	15,078
Receivable due from advisor	7,404
Prepaid expenses and other assets	13,679
Total Assets	29,259,843
LIABILITIES
Payable for investments purchased	29,003
Payable for shares redeemed	23,622
Payable for foreign capital gains tax	195,724
Administration and transfer agency fees payable	39,920
Distribution and services fees payable	4,611
Trustees' fees and expenses payable	1,243
Professional fees payable	46,747
Accrued expenses and other liabilities	35,263
Total Liabilities	376,133
NET ASSETS	$28,883,710
NET ASSETS CONSIST OF
Paid-in capital	$25,211,975
Total distributable earnings	3,671,735
NET ASSETS	$28,883,710
INVESTMENTS, AT COST	$24,162,876
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$13.02
Net Assets	$4,603,709
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	353,623
Class A:
Net Asset Value, offering and redemption price per share	$12.99
Net Assets	$96,009
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,391
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.75
Class C:
Net Asset Value, offering and redemption price per share(a)	$12.18
Net Assets	$2,194,782
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	180,248
Class I:
Net Asset Value, offering and redemption price per share	$13.43
Net Assets	$21,989,210
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,637,439

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

28 | October 31, 2019

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$296,679
Foreign taxes withheld on dividends	(1,568)
Total Investment Income	295,111

EXPENSES
Investment advisory fees	310,900
Administrative fees	148,161
Transfer agency fees	2,718
Distribution and service fees
Investor Class	16,993
Class A	140
Class C	21,681
Professional fees	53,802
Reports to shareholders and printing fees	12,663
State registration fees	66,677
Insurance fees	746
Franchise tax expenses	9,540
Custody fees	81,949
Trustees' fees and expenses	3,857
Miscellaneous expenses	41,212
Total Expenses	771,039
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(74,543)
Class A	(536)
Class C	(29,613)
Class I	(229,275)
Net Expenses	437,072
Net Investment Loss	(141,961)
Net realized gain on investments	395,433
Net realized loss on foreign currency transactions	(54,721)
Net Realized Gain	340,712
Net change in unrealized appreciation on investments	3,644,150
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	2,050
Net change in unrealized foreign capital gains tax	(195,724)
Net Change in Unrealized Appreciation	3,450,476
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,791,188
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,649,227

See Notes to Financial Statements.

29 | October 31, 2019

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
OPERATIONS
Net investment loss	$(141,961)	$(225,099)
Net realized gain	340,712	1,417,150
Net change in unrealized appreciation/(depreciation)	3,450,476	(5,903,633)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,649,227	(4,711,582)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(389,048)	(271,374)
Class A(b)	(573)	–
Class C	(144,449)	(64,292)
Class I	(895,310)	(548,207)
Net Decrease in Net Assets from Distributions	(1,429,380)	(883,873)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	1,146,850	1,570,314
Class A(b)	84,832	10,000
Class C	76,000	488,963
Class I	10,742,843	6,764,498
Dividends reinvested
Investor Class(a)	326,938	241,801
Class A(b)	573	–
Class C	142,713	63,360
Class I	720,664	486,210
Shares redeemed, net of redemption fees
Investor Class(a)	(3,191,009)	(3,961,693)
Class C	(253,018)	(170,932)
Class I	(4,733,511)	(9,865,999)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	5,063,875	(4,373,478)

Net increase/(decrease) in net assets	7,283,722	(9,968,933)

NET ASSETS
Beginning of year	21,599,988	31,568,921
End of year	$28,883,710	$21,599,988

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

30 | October 31, 2019

ALPS | Kotak India Growth Fund – Investor Class

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(b)	$11.73	$14.53	$12.32	$12.57	$13.20
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.10)	(0.13)	(0.10)	(0.09)	(0.14)
Net realized and unrealized gain/(loss)	2.19	(2.26)	2.45	1.45	0.06
Total from investment operations	2.09	(2.39)	2.35	1.36	(0.08)
DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.17)
From net realized gains	(0.80)	(0.41)	(0.14)	(1.61)	(0.38)
Total distributions	(0.80)	(0.41)	(0.14)	(1.61)	(0.55)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	1.29	(2.80)	2.21	(0.25)	(0.63)
Net asset value, end of year	$13.02	$11.73	$14.53	$12.32	$12.57
TOTAL RETURN(e)	18.58%	(16.91)%	19.45%	13.31%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,604	$5,821	$9,538	$5,772	$5,906
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.27%	2.80%	2.95%	3.83%	3.51%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.91%	1.93%	1.90%	1.90%	1.96%
Ratio of net investment loss to average net assets	(0.79)%	(0.91)%	(0.74)%	(0.86)%	(1.03)%
Portfolio turnover rate(f)	56%	24%	30%	23%	58%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

31 | October 31, 2019

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.72	$13.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	2.13	(2.14)
Total from investment operations	2.07	(2.18)

DISTRIBUTIONS:
From net realized gains	(0.80)	–
Total distributions	(0.80)	–

Net increase/(decrease) in net asset value	1.27	(2.18)
Net asset value, end of year	$12.99	$11.72
TOTAL RETURN(b)	18.41%	(15.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$96	$8
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.24%	3.16	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.94%	2.00	%(c)
Ratio of net investment loss to average net assets	(0.52%)	(0.79	%)(c)
Portfolio turnover rate(d)	56%	24%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

32 | October 31, 2019

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$11.10	$13.87	$11.85	$12.23	$12.88
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.17)	(0.21)	(0.18)	(0.16)	(0.21)
Net realized and unrealized gain/(loss)	2.05	(2.15)	2.34	1.39	0.05
Total from investment operations	1.88	(2.36)	2.16	1.23	(0.16)
DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.11)
From net realized gains	(0.80)	(0.41)	(0.14)	(1.61)	(0.38)
Total distributions	(0.80)	(0.41)	(0.14)	(1.61)	(0.49)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	–	–	0.00 (c)	–
Net increase/(decrease) in net asset value	1.08	(2.77)	2.02	(0.38)	(0.65)
Net asset value, end of year	$12.18	$11.10	$13.87	$11.85	$12.23
TOTAL RETURN(d)	17.69%	(17.52)%	18.60%	12.51%	(1.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,195	$2,024	$2,140	$1,925	$1,965
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.97%	3.51%	3.69%	4.54%	4.11%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%	2.60%	2.60%	2.60%
Ratio of net investment loss to average net assets	(1.47)%	(1.57)%	(1.48)%	(1.56)%	(1.67)%
Portfolio turnover rate(e)	56%	24%	30%	23%	58%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33 | October 31, 2019

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period(a)	$12.05	$14.87	$12.58	$12.76	$13.29
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.05)	(0.08)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain/(loss)	2.23	(2.33)	2.48	1.49	0.06
Total from investment operations	2.18	(2.41)	2.42	1.43	(0.03)
DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.13)
From net realized gains	(0.80)	(0.41)	(0.14)	(1.61)	(0.38)
Total distributions	(0.80)	(0.41)	(0.14)	(1.61)	(0.51)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	0.01	0.00 (c)	0.01
Net increase/(decrease) in net asset value	1.38	(2.82)	2.29	(0.18)	(0.53)
Net asset value, end of year	$13.43	$12.05	$14.87	$12.58	$12.76
TOTAL RETURN(d)	18.85%	(16.66)%	19.68%	13.70%	(0.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$21,989	$13,746	$19,891	$9,772	$8,567
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.93%	2.48%	2.65%	3.54%	3.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss to average net assets	(0.39)%	(0.57)%	(0.45)%	(0.56)%	(0.67)%
Portfolio turnover rate(e)	56%	24%	30%	23%	58%

(a)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34 | October 31, 2019

ALPS | Smith Funds

Management Commentary	October 31, 2019 (Unaudited)

Dear Shareholder,

The ALPS | Smith Capital Investors Funds were launched on June 29, 2018; as we close out our second year, we welcome our new shareholders, and express gratitude for those who have been with us since inception. Our process is centered around performance, relationships and investing excellence. Our ultimate goal is to provide shareholders with a consistent, risk-adjusted return with a keen focus on capital preservation.

Performance Commentary as of 10/31/19

Total Return

The ALPS | Smith Total Return Bond Fund I Share outperformed the Bloomberg Barclays US Aggregate Index by 68 basis points (bps) in the twelve-months ended October 31, 2019, and 200 bps since the inception of the Fund on June 29, 2018. The outperformance was achieved by focusing on active portfolio positioning, duration management, security selection, and bottom-up fundamental credit analysis.

The annual period was marked by extreme outcomes and market volatility. U.S. Treasury interest rates underwent what we describe as multiple mini-cycles. The fourth quarter of 2018 saw Treasury's rally (higher price, lower yield) following a flight-to-quality move after Federal Reserve Chairman Powell's misstep, stating that the Federal Reserve (the “Fed”) was a long way from neutral. The Fed reversed course in January with "The Powell Pivot" - indicating that the Fed is "listening to the market" and are essentially going to softly land the plane and continue supporting the economy. This created a sideways movement from U.S. Treasuries and a return to risk from both the equity and credit markets. Trade fear was present in the market again starting in May, though the foundation of the economy remained intact and was further supported by the first of the Federal Reserve's three cuts. The Fed cut rates 25 bps in June, September, and October to sustain the economic expansion. Throughout this period, we saw the 30-yr U.S. Treasury mark the all-time low yield in August to only reverse into September and October. We ended the annual period with market optimism as the U.S. and China are making progress on Phase I of the trade deal, the global economy is stabilizing at low levels and once again the U.S. economy is proving resilient.

Short Duration

The ALPS | Smith Short Duration Bond Fund I Share outperformed the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index by 32bps in the twelve-months ended October 31, 2019, and 28 bps since the inception of the Fund on June 29, 2018. During the period, the allocation to corporate and securitized assets allowed the Fund to out-yield the index. The Fund maintained its focus on capital preservation as both U.S. Treasury interest rates and credit spreads marked extreme volatility due to multiple fear and risk-off moves followed by a return to risk. The theme throughout the year centered around the inversion of the front-end U.S. Treasury curve which led to a paradoxical environment where extending duration (risk) did not always correspond with increased yield (reward), therefore the Fund focused on capital preservation. As we ended the year, the Fund remained short duration and credit spread duration positioning given the flat curve, the assumptions around the U.S.

economy, the path of Fed Funds, and the improving corporate health that is now being priced into the market.

Portfolio Positioning

In the short-term, we remain nimble regarding the Funds’ positioning in U.S. Treasuries as very low absolute yield levels and the combination of geopolitical headlines and economic data are leading to high levels of volatility. We are also focused on the shape of the curve as the front-end and belly were inverted for much of the year which historically leads to the poor allocation of capital by the market as people stretch for returns.

Our corporate credit allocation was relatively defensive by our standards as valuations of both credit spreads and stocks seem to be more impacted by Central Bank accommodation than any other part of the global economy. We remain dedicated to finding attractive risk-adjusted return profiles from specific bonds within individual companies who are focused on reducing leverage and debtholder friendly activity. This creates an opportunity for true market agnostic performance in our credit allocation. We continue to see a large divergence in the behavior and views of corporate management teams in regard to the use of debt and what is a conservative capital allocation policy. We see an increased focus on deleveraging as a positive for both debt and equity holders as a hallmark of stories we are attracted to in the current environment.

Within the securitized allocation in the Funds, we continued to allocate money to agency mortgage-backed Collateralized Mortgage Obligations (CMOs). We find select CMOs provide much better convexity, exhibit less change in duration given changes in interest rates and prepayment speeds, and provide higher option-adjusted spreads and yield. Additionally, we focused on selecting securities with a view towards continued high levels of volatility in outright U.S. Treasury yields, the shape of the yield curve and the secondary impact on prepayments. Mortgage-related securities are some of the most at-risk in flat interest rate curve environments as the changing durations of these securities can lead to large price movements.

Macro Commentary:

Though the market jumps between all clear and fears around the trade war and global slowing, the foundation within the United States remains intact. We are in an adjustment period as growth settles down to a 2% pace from a 3% pace. Unfortunately, this period has also been marked with intense uncertainty, though the U.S. continues to show it's resilience, specifically via the consumer. The Fed is committed to sustaining the expansion and believes that it has acted appropriately to do so after cutting rates three times to bring the Fed Funds Rate to a range of 1.50-1.75%. The result has been full employment, strong wage growth and a consumer that remains confident. A reprieve in mortgage rates due to the Fed's policy action has also stabilized housing. We believe combining these positives can keep the consumer and thus the economy's foundation intact. It remains too early to declare the "all clear" as legacy events we've been through this year (trade and global slowing) continue to lurk in the shadows and impact specifically the manufacturing sector. That being said, positive data, as well as less negative headlines, will keep the economy moving forward.

35 | October 31, 2019

ALPS | Smith Funds

Management Commentary	October 31, 2019 (Unaudited)

With the combination of an adjustment to growth, as well as low rates, tight credit spreads, and political uncertainty, we experienced increased market volatility throughout the year. We believe volatility will be with us for the foreseeable future as the market will continue to contend with imbalances and the re-pricing of risk. With flat curves within both the interest rate as well as credit space, there are consequences for moving out the curve with limited yield pickup. U.S. Treasuries will continue to contend with conflicting signals: domestic inflation has been quietly stirring in the background while our country's debt continues to grow but global growth fears will remain ever-present and political headlines will intensify.

Our expectations around what could go right in this volatile environment largely played out throughout the year. Both equity and bond markets have offered investors strong returns. While the support from Central Banks globally has created another opportunity for management teams to right-side balance sheets and take advantage of low-cost financing. Money is chasing yield and with low rates, investors are unintentionally taking on more risk. The return environment looks more challenging going forward. We believe volatility will remain, but the outcomes will be even more extreme than we registered this year.

Complacency will NOT be an investor's friend in this environment; it's time to know your fixed-income manager, know how they invest and how they think about preserving capital in all cycles.

Thank you for the confidence you have placed with us as shareholders of the Funds. We look forward to continuing to build a relationship with you and serving as an investment manager to meet your income needs.

Sincerely,

R. Gibson Smith	Eric C. Bernum
Portfolio Manager	Portfolio Manager

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Smith Capital Investors, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

36 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2019 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	3 Month	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	1.06%	2.38%	5.21%	4.25%	1.71%	0.50%
Investor (NAV)	1.09%	2.25%	5.04%	3.94%	2.70%	0.80%
Class A (NAV)	0.99%	2.25%	4.96%	3.89%	4.19%	0.80%
Class A (MOP)	-4.54%	-3.39%	-0.81%	-0.39%
Class C (NAV)	0.81%	1.88%	4.19%	3.18%	3.55%	1.49%
Class C (CDSC)	-0.19%	0.88%	3.19%	3.18%
Bloomberg Barclays U.S. Government/ Credit Bond Index¹	2.77%	6.50%	12.61%	8.61%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index²	1.10%	2.31%	4.89%	3.97%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

37 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Performance Update	October 31, 2019 (Unaudited)

[1]	The Bloomberg Barclays US Government/Credit Index: composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Bloomberg Barclays 1-3 Yr US Gov/Credit TR Index Unhedged: an index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	53.45%
Government Bonds	35.85%
Collateralized Mortgage Obligations	6.66%
Commercial Mortgage-Backed Securities	2.22%
Mortgage-Backed Securities	1.88%
Municipal Bonds	0.43%
Cash, Cash Equivalents, & Other Net Assets	-0.49%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	35.85%
Banks	10.84%
Mortgage Securities	10.76%
Financial Services	4.49%
Consumer Finance	4.15%
Pipelines	4.13%
Diversified Banks	3.04%
Automobiles Manufacturing	2.94%
Health Care Facilities & Services	2.91%
Utilities	2.50%
Integrated Oils	1.94%
Food & Beverage	1.70%
Aerospace & Defense	1.67%
Transportation & Logistics	1.59%
Electrical Equipment Manufacturing	1.50%
Pharmaceuticals	1.36%
Hardware	1.34%
REITS	0.99%
Cable & Satellite	0.98%
Exploration & Production	0.93%
Telecommunications	0.81%
Semiconductors	0.71%
Supermarkets & Pharmacies	0.69%
Entertainment Content	0.56%
Chemicals	0.44%
Municipal Bonds	0.43%
Refining & Marketing	0.38%
Medical Equipment & Devices Manufacturing	0.37%
Retail - Consumer Discretionary	0.22%
Airlines	0.17%
Casinos & Gaming	0.10%
Cash, Cash Equivalents, & Other Net Assets	-0.49%
Total	100.00%

38 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2019 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	3 Month	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class I	2.47%	5.61%	12.19%	9.85%	2.19%	0.68%
Investor (NAV)	2.30%	5.37%	11.77%	9.47%	2.88%	0.98%
Class A (NAV)	2.31%	5.37%	11.79%	9.52%	3.87%	0.98%
Class A (MOP)	-3.34%	-0.40%	5.69%	5.00%
Class C (NAV)	2.08%	4.97%	10.98%	8.72%	4.70%	1.68%
Class C (CDSC)	1.08%	3.97%	9.98%	8.72%
Bloomberg Barclays US Aggregate Bond Index[1]	2.35%	5.71%	11.51%	7.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

39 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Performance Update	October 31, 2019 (Unaudited)

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of June 29, 2018.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Corporate Bonds	42.93%
Government Bonds	35.91%
Collateralized Mortgage Obligations	16.20%
Mortgage-Backed Securities	3.27%
Preferred Stock	1.07%
Cash, Cash Equivalents, & Other Net Assets	0.62%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

Sovereign	35.91%
Mortgage Securities	19.47%
Banks	5.21%
Pipelines	3.60%
Consumer Finance	3.38%
Diversified Banks	2.86%
Health Care Facilities & Services	2.85%
Utilities	2.14%
Food & Beverage	1.95%
Financial Services	1.82%
Telecommunications	1.69%
Transportation & Logistics	1.68%
Electrical Equipment Manufacturing	1.65%
Exploration & Production	1.57%
Automobiles Manufacturing	1.54%
Hardware	1.38%
Cable & Satellite	1.35%
Integrated Oils	1.35%
Financials	1.07%
Pharmaceuticals	1.04%
Aerospace & Defense	0.94%
Communications Equipment	0.82%
Supermarkets & Pharmacies	0.67%
Refining & Marketing	0.65%
Medical Equipment & Devices Manufacturing	0.54%
REITS	0.33%
Software & Services	0.29%
Managed Care	0.28%
Chemicals	0.27%
Machinery Manufacturing	0.26%
Semiconductors	0.25%
Commercial Finance	0.24%
Retail - Consumer Staples	0.10%
Airlines	0.09%
Entertainment Content	0.07%
Retail - Consumer Discretionary	0.05%
Biotechnology	0.01%
Casinos & Gaming	0.01%
Cash, Cash Equivalents, & Other Net Assets	0.62%
Total	100.00%

40 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (6.66%)
Fannie Mae
Series 1990-8, Class G,
6.000%, 01/25/2020	$290	$290
Series 1992-180, Class F,
1M US L + 1.15%, 10/25/2022(a)	17,473	17,684
Series 1992-52, Class FD,
1M US L + 0.02%, 09/25/2022(a)	18,654	18,663
Series 1992-62, Class FA,
1M US L + 0.90%, 10/25/2022(a)	66,072	65,876
Series 1992-73, Class FC,
1M US L + 0.75%, 05/25/2022(a)	2,965	2,984
Series 1992-8, Class FA,
1M US L + 0.83%, 01/25/2022(a)	20,755	20,860
Series 1992-89, Class FB,
1M US L + 0.50%, 06/25/2022(a)	2,626	2,598
Series 1992-91, Class F,
1M US L + 0.50%, 05/25/2022(a)	8,496	8,428
Series 1993-189, Class FB,
10Y US TI + -0.65%, 10/25/2023(a)	13,719	13,533
Series 1993-27, Class FC,
1M US L + 0.90%, 08/25/2023(a)	7,473	7,556
Series 1993-31, Class PN,
7.000%, 09/25/2023	202,072	217,540
Series 1993-97, Class FA,
1M US L + 1.25%, 05/25/2023(a)	5,630	5,725
Series 1994-18, Class FA,
1M US L + 0.60%, 02/25/2024(a)	24,747	24,879
Series 1994-22, Class F,
1M US L + 1.20%, 01/25/2024(a)	152,136	153,874
Series 1994-3, Class FB,
1M US L + 0.65%, 01/25/2024(a)	28,114	28,340
Series 1994-3, Class FA,
1M US L + 0.65%, 03/25/2024(a)	12,008	12,071
Series 1994-75, Class K,
7.000%, 04/25/2024	47,394	51,227
Series 1994-77, Class FB,
1M US L + 1.50%, 04/25/2024(a)	69,690	70,771
Series 2003-39, Class PG,
5.500%, 05/25/2023	81,543	84,463
Series 2003-49, Class YC,
4.000%, 06/25/2023	46,776	47,885
Series 2004-53, Class NC,
5.500%, 07/25/2024	32,809	34,387
Series 2004-95, Class AK,
5.500%, 01/25/2025	40,999	43,238
Series 2005-121, Class DY,
5.500%, 01/25/2026	39,531	41,871
Series 2006-22, Class CE,
4.500%, 08/25/2023	26,093	27,025
Series 2009-81, Class GC,
3.500%, 12/25/2019	88	88
Series 2009-81, Class GE,
3.500%, 12/25/2019	1	1
Series 2010-112, Class GA,
2.000%, 06/25/2021	2,639	2,632

	Principal Amount	Value (Note 2)
Series 2010-145, Class MA,
2.000%, 12/25/2020	$2,962	$2,958
Series 2010-87, Class HB,
3.000%, 03/25/2025	46,313	46,362
Series 2010-95, Class BK,
1.500%, 02/25/2020	870	869
Series 2011-104, Class DA,
2.000%, 10/25/2021	43,550	43,419
Series 2011-40, Class KA,
3.500%, 03/25/2026	92,167	96,410
Series 2011-44, Class EB,
3.000%, 05/25/2026	75,446	76,875
Series 2011-66, Class QE,
2.000%, 07/25/2021	1,037	1,036
Series 2012-1, Class GB,
2.000%, 02/25/2022	25,266	25,287
		1,297,705
Freddie Mac
Series 1991-1069, Class J,
6.950%, 04/15/2021	8,321	8,544
Series 1991-1155, Class KZ,
7.000%, 10/15/2021	11,964	12,229
Series 1993-1534, Class J,
1M US L + 0.90%, 06/15/2023(a)	37,835	38,237
Series 1993-1560, Class Z,
7.000%, 08/15/2023	29,822	31,716
Series 1993-1584, Class L,
6.500%, 09/15/2023	48,910	52,017
Series 1993-1602, Class PJ,
6.500%, 10/15/2023	68,498	72,069
Series 1993-1611, Class Z,
6.500%, 11/15/2023	27,983	29,919
Series 1993-1628, Class LZ,
6.500%, 12/15/2023	17,280	18,340
Series 1993-1630, Class PK,
6.000%, 11/15/2023	34,225	36,141
Series 1993-1632, Class FB,
1M US L + 1.20%, 11/15/2023(a)	39,938	40,362
Series 1993-1636, Class F,
1M US L + 0.65%, 11/15/2023(a)	13,544	13,439
Series 1993-21, Class F,
1M US L + 0.50%, 10/25/2023(a)	42,856	43,191
Series 1994-1673, Class FB,
10Y US TI + -0.50%, 02/15/2024(a)	14,985	14,986
Series 1994-1699, Class FB,
1M US L + 1.00%, 03/15/2024(a)	22,798	22,764
Series 1994-1707, Class F,
1M US L + 0.70%, 03/15/2024(a)	33,050	33,010
Series 1994-1744, Class FD,
1M US L + 1.98%, 08/15/2024(a)	74,729	75,872
Series 1994-32, Class PN,
7.500%, 04/25/2024	283,397	306,756
Series 1994-43, Class PH,
6.500%, 10/17/2024	25,081	26,737
Series 1997-1983, Class Z,
6.500%, 12/15/2023	27,120	28,927

41 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2019

	Principal	Value
	Amount	(Note 2)
Series 2003-2634, Class PT,
5.000%, 06/15/2023	$27,643	$28,627
Series 2004-2877, Class AL,
5.000%, 10/15/2024	10,569	11,039
Series 2005-3005, Class ED,
5.000%, 07/15/2025	57,882	60,999
Series 2006-3104, Class DH,
5.000%, 01/15/2026	75,398	80,001
Series 2007-3288, Class HB,
4.500%, 03/15/2022	8	8
Series 2009-3575, Class EB,
4.000%, 09/15/2024	21,228	22,320
Series 2010-3645, Class EH,
3.000%, 12/15/2020	31,506	31,487
Series 2010-3661, Class B,
4.000%, 04/15/2025	39,569	41,453
Series 2010-3670, Class LX,
2.000%, 05/15/2025	40,546	40,413
Series 2010-3710, Class MG,
4.000%, 08/15/2025	53,980	57,236
Series 2010-3737, Class NA,
3.500%, 06/15/2025	35,418	36,084
Series 2011-3829, Class BE,
3.500%, 03/15/2026	45,671	47,218
Series 2011-3845, Class FQ,
1M US L + 0.25%, 02/15/2026(a)	22,029	22,026
Series 2011-3864, Class VK,
4.500%, 06/15/2022	180,903	181,389
Series 2011-3872, Class ND,
2.000%, 12/15/2021	18,871	18,846
Series 2011-3874, Class DW,
3.500%, 06/15/2021	51,277	51,754
Series 2011-3907, Class FM,
1M US L + 0.35%, 05/15/2026(a)	30,675	30,797
		1,666,953
Ginnie Mae
Series 2010-101, Class GU,
4.000%, 08/20/2025	58,548	61,000
Series 2013-53, Class KN,
1.500%, 08/20/2025	63,803	63,166
		124,166
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $3,058,007)		3,088,824

	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.22%)
Fannie Mae-Aces
Series 2013-M14, Class APT,
2.628%, 04/25/2023(a)	20,982	21,332
Series 2014-M12, Class FA,
1M US L + 0.30%, 10/25/2021(a)	16,419	16,402
Series 2016-M13, Class FA,
1M US L + 0.67%, 11/25/2023(a)	57,923	57,960
		95,694

	Principal Amount	Value (Note 2)
Freddie Mac Multifamily Structured
Pass Through Certificates
Series 2010-K006, Class A2,
4.251%, 01/25/2020	$9,476	$9,476
Series 2011-K013, Class A1,
2.902%, 08/25/2020	39,555	39,625
Series 2015-K721, Class A1,
2.610%, 01/25/2022	77,878	78,542
Series 2015-KF12, Class A,
1M US L + 0.70%, 09/25/2022(a)	45,724	45,748
Series 2015-KP02, Class A2,
2.355%, 04/25/2021(a)	87,329	87,216
Series 2016-KF14, Class A,
1M US L + 0.65%, 01/25/2023(a)	34,258	34,354
Series 2016-KJ05, Class A1,
1.418%, 10/25/2020	22,701	22,654
Series 2016-KJ08, Class A2,
2.356%, 08/25/2022	313,802	315,348
Series 2017-J15L, Class AFL,
1M US L + 0.35%, 08/25/2025(a)	26,832	26,846
Series 2017-K728, Class A2,
3.064%, 08/25/2024(a)	100,000	104,278
Series 2018-KI02, Class A,
1M US L + 0.20%, 02/25/2021(a)	169,759	169,767
		933,854

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,024,669)	1,029,548

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (1.88%)
Fannie Mae Pool
Series 2010-465721,
4.040%, 10/01/2020	50,000	50,470
Series 2010-466760,
3.810%, 12/01/2020	42,184	42,679
Series 2011-469371,
3.250%, 12/01/2021	171,852	176,026
Series 2011-AE0918,
3.666%, 10/01/2020	42,986	42,994
Series 2012-470792,
2.850%, 03/01/2022	38,165	38,969
Series 2012-471713,
2.850%, 06/01/2022	67,835	67,712
Series 2014-AM7448,
2.730%, 12/01/2021	235,419	235,079
Series 2016-AL8938,
2.760%, 04/01/2022	75,992	77,761
Series 2016-AN2716,
2.150%, 07/01/2021	142,359	142,851
		874,541

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $870,351)		874,541

42 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
CORPORATE BONDS (53.45%)
Aerospace & Defense (1.67%)
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025(b)	$446,000	$468,300
TransDigm, Inc.
6.000%, 07/15/2022	300,000	305,475
Total Aerospace & Defense		773,775
Airlines (0.17%)
Delta Air Lines Pass Through Trust Series A
7.750%, 12/17/2019	78,636	79,137

Automobiles Manufacturing (2.94%)
Ford Motor Credit Co. LLC
2.597%, 11/04/2019	100,000	100,000
5.875%, 08/02/2021	250,000	262,291
3M US L + 0.79%, 06/12/2020(a)	200,000	199,955
3M US L + 0.93%, 11/04/2019(a)	275,000	275,000
General Motors Financial Co., Inc.
3M US L + 0.93%, 04/13/2020(a)	529,000	530,222
Total Automobiles Manufacturing		1,367,468
Banks (10.84%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	450,000	459,235
CIT Group, Inc.
4.125%, 03/09/2021	251,000	257,275
Citizens Bank NA
3M US L + 0.57%, 05/26/2020(a)	252,000	252,632
Citizens Financial Group, Inc.
4.150%, 09/28/2022(b)	400,000	416,909
Cooperatieve Rabobank UA
3.950%, 11/09/2022	250,000	261,159
Credit Suisse AG
5.400%, 01/14/2020	133,000	133,868
Danske Bank A/S
5.000%, 01/12/2022(b)	450,000	474,294
5.375%, 01/12/2024(b)	250,000	275,728
Discover Bank
7.000%, 04/15/2020	250,000	255,325
8.700%, 11/18/2019	165,000	165,409
First Tennessee Bank NA
2.950%, 12/01/2019	313,000	313,000
SVB Financial Group
5.375%, 09/15/2020	300,000	308,504
Synchrony Bank
3M US L + 0.625%, 03/30/2020(a)	200,000	200,196
US Bank NA
3.450%, 11/16/2021	250,000	257,941
Wells Fargo & Co.
3M US L + 0.65%, 09/09/2022(a)	250,000	249,963
3M US L + 0.825%, 10/30/2025(a)	750,000	751,929
Total Banks		5,033,367
	Principal Amount	Value (Note 2)
Cable & Satellite (0.98%)
Charter Communications Operating LLC / Charter Communications Operating Capital
3M US L + 1.65%, 02/01/2024(a)	$150,000	$154,440
Comcast Corp.
3M US L + 0.33%, 10/01/2020(a)	200,000	200,534
Time Warner Cable LLC
5.000%, 02/01/2020	100,000	100,674
Total Cable & Satellite		455,648
Casinos & Gaming (0.10%)
MGM Resorts International
5.250%, 03/31/2020	45,000	45,506

Chemicals (0.44%)
DuPont de Nemours, Inc.
3.766%, 11/15/2020	100,000	101,845
International Flavors & Fragrances, Inc.
3.400%, 09/25/2020	100,000	101,125
Total Chemicals		202,970
Consumer Finance (4.15%)
Ally Financial, Inc.
4.125%, 03/30/2020	285,000	287,707
Fiserv, Inc.
2.750%, 07/01/2024	250,000	255,823
Global Payments, Inc.
2.650%, 02/15/2025	250,000	253,687
3.800%, 04/01/2021	600,000	612,856
Synchrony Financial
4.375%, 03/19/2024	240,000	255,430
3M US L + 1.23%, 02/03/2020(a)	260,000	260,488
Total Consumer Finance		1,925,991
Diversified Banks (3.04%)
Bank of America Corp.
Series GMTN
3M US L + 0.66%, 07/21/2021(a)	345,000	345,802
3M US L + 0.96%, 07/23/2024(a)	40,000	40,403
Citigroup, Inc.
1D US SOFR + 0.867%, 11/04/2022(a)	500,000	501,491
JPMorgan Chase & Co.
3M US L + 0.935%, 04/25/2023(a)	225,000	228,357
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	265,000	289,193
Total Diversified Banks		1,405,246
Electrical Equipment Manufacturing (1.50%)
Roper Technologies, Inc.
2.350%, 09/15/2024	250,000	251,835
Trimble, Inc.
4.750%, 12/01/2024	318,000	345,810
Tyco Electronics Group SA
3M US L + 0.45%, 06/05/2020(a)	100,000	100,080
Total Electrical Equipment Manufacturing		697,725

43 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Entertainment Content (0.56%)
Fox Corp.
3.666%, 01/25/2022(b)	$250,000	$258,897

Exploration & Production (0.93%)
Antero Resources Corp.
5.375%, 11/01/2021	310,000	278,225
Occidental Petroleum Corp.
2.600%, 08/13/2021	150,000	151,053
Total Exploration & Production		429,278
Financial Services (4.49%)
Ameriprise Financial, Inc.
3.000%, 03/22/2022	250,000	255,698
Goldman Sachs Group, Inc.
Series GMTN
5.375%, 03/15/2020	150,000	151,878
Series D
6.000%, 06/15/2020	70,000	71,735
3M US L + 0.821%, 10/31/2022(a)	150,000	152,033
Morgan Stanley
2.750%, 05/19/2022	75,000	76,163
Series GMTN
3.125%, 01/23/2023	200,000	205,886
5.500%, 01/26/2020	212,000	213,700
State Street Corp.
1D US SOFR + 0.94%, 11/01/2025(a)	250,000	251,380
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	200,000	200,345
USAA Capital Corp.
2.625%, 06/01/2021(b)	500,000	506,370
Total Financial Services		2,085,188
Food & Beverage (1.70%)
Campbell Soup Co.
3M US L + 0.50%, 03/16/2020(a)	150,000	150,124
3M US L + 0.63%, 03/15/2021(a)	75,000	75,184
Conagra Brands, Inc.
3M US L + 0.75%, 10/22/2020(a)	100,000	100,009
Constellation Brands, Inc.
2.000%, 11/07/2019	170,000	169,996
Molson Coors Brewing Co.
2.250%, 03/15/2020	295,000	295,122
Total Food & Beverage		790,435
Hardware (1.34%)
EMC Corp.
2.650%, 06/01/2020	621,000	621,777

Health Care Facilities & Services (2.91%)
Cigna Corp.
Series WI
3M US L + 0.65%, 09/17/2021(a)	500,000	500,083
3.200%, 09/17/2020	300,000	303,170
HCA, Inc.
4.750%, 05/01/2023	225,000	241,057
6.250%, 02/15/2021	100,000	105,000
	Principal Amount	Value (Note 2)
Quest Diagnostics, Inc.
2.500%, 03/30/2020	$200,000	$200,219
Total Health Care Facilities & Services		1,349,529
Integrated Oils (1.94%)
Husky Energy, Inc.
7.250%, 12/15/2019	900,000	904,134

Medical Equipment & Devices Manufacturing (0.37%)
Zimmer Biomet Holdings, Inc.
4.625%, 11/30/2019	170,000	170,294

Pharmaceuticals (1.36%)
AbbVie, Inc.
2.500%, 05/14/2020	150,000	150,449
Elanco Animal Health, Inc.
3.912%, 08/27/2021	368,000	377,980
4.272%, 08/28/2023	100,000	104,810
Total Pharmaceuticals		633,239
Pipeline (4.13%)
Energy Transfer Operating LP
5.875%, 01/15/2024	100,000	111,122
7.500%, 10/15/2020	530,000	556,228
Kinder Morgan, Inc.
3.050%, 12/01/2019	75,000	75,053
Midwest Connector Capital Co. LLC
3.625%, 04/01/2022(b)	320,000	329,057
MPLX LP
5.250%, 01/15/2025(b)	100,000	105,138
3M US L + 0.90%, 09/09/2021(a)	100,000	100,396
Plains All American Pipeline LP / PAA Finance Corp.
2.600%, 12/15/2019	107,000	107,003
5.750%, 01/15/2020	529,000	532,466
Total Pipeline		1,916,463
Real Estate (0.99%)
Reckson Operating Partnership LP
7.750%, 03/15/2020	450,000	458,764

Refining & Marketing (0.38%)
Phillips 66
3M US L + 0.75%, 04/15/2020(a)(b)	175,000	175,063

Retail - Consumer Discretionary (0.22%)
Lowe's Cos., Inc.
4.625%, 04/15/2020	100,000	100,174

Semiconductors (0.71%)
Microchip Technology, Inc.
3.922%, 06/01/2021	320,000	327,837

Supermarkets & Pharmacies (0.69%)
Kroger Co.
6.150%, 01/15/2020	315,000	317,585

44 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Transportation & Logistics (1.59%)
Penske Truck Leasing Co. Lp / PTL
Finance Corp.
3.050%, 01/09/2020(b)	$705,000	$705,674
3.375%, 02/01/2022(b)	33,000	33,749
Total Transportation & Logistics		739,423
Utilities (2.50%)
Dominion Energy, Inc.
2.715%, 08/15/2021	500,000	504,949
4.104%, 04/01/2021	100,000	102,684
Exelon Corp.
3.497%, 06/01/2022	435,000	447,810
5.150%, 12/01/2020	100,000	102,562
Total Utilities		1,158,005
Wireless Telecommunications Services (0.14%)
AT&T, Inc.
3M US L + 0.75%, 06/01/2021(a)	66,000	66,310

Wireline Telecommunications Services (0.67%)
CenturyLink, Inc.
Series V
5.625%, 04/01/2020	305,000	309,956

TOTAL CORPORATE BONDS
(Cost $24,525,487)		24,799,184

GOVERNMENT BONDS (35.85%)
U.S. Treasury Bonds (35.85%)
United States Treasury Notes
1.250%, 08/31/2024	553,000	546,304
1.375%, 04/30/2021	1,000,000	996,934
1.500%, 08/31/2021	2,000,000	1,998,086
1.500%, 09/30/2021	1,405,000	1,403,902
1.500%, 10/31/2021	1,394,000	1,393,455
1.500%, 09/30/2024	466,000	465,490
1.625%, 06/30/2021	1,043,000	1,044,019
1.750%, 07/31/2021	480,000	481,556
1.750%, 06/15/2022	1,999,000	2,011,806
2.000%, 04/30/2024	690,000	704,043
2.250%, 04/30/2021	1,185,000	1,196,688
2.625%, 05/15/2021	1,989,000	2,020,583
2.625%, 07/15/2021	1,214,000	1,235,482
2.875%, 10/31/2020	1,125,000	1,138,975
Total U.S. Treasury Bonds		16,637,323
TOTAL GOVERNMENT BONDS
(Cost $16,565,395)		16,637,323

MUNICIPAL BONDS (0.43%)
Financing & Development (0.11%)
Sports & Exhibition Authority of Pittsburgh and Allegheny County
2.540%, 12/15/2019	50,000	50,029

	Principal Amount	Value (Note 2)
States & Territories (0.32%)
State of Illinois
4.500%, 01/01/2020	$50,000	$50,140
5.463%, 02/01/2020	75,000	75,508
5.650%, 03/01/2020	25,000	25,242
Total States & Territories		150,890
TOTAL MUNICIPAL BONDS
(Cost $200,580)		200,919

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.28%)
Money Market Fund (0.28%)
Morgan Stanley Institutional
Liquidity Funds - Government Portfolio	1.739%	128,251	128,251

TOTAL SHORT TERM INVESTMENTS
(Cost $128,251)			128,251

TOTAL INVESTMENTS (100.77%)
(Cost $46,372,740)			$46,758,590

Liabilities In Excess Of Other Assets (-0.77%)			(355,074)

NET ASSETS (100.00%)			$46,403,516

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2019 was 1.79%

3M US L - 3 Month LIBOR as of October 31, 2019 was 1.90%

10Y US TI - 10 Year Treasury Yield as of October 31, 2019 was 1.69%

1D US SOFR - 1 Day SOFR as of October 31, 2019 was 1.76%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, the aggregate market value of those securities was $3,749,179, representing 8.08% of net assets.

See Notes to Financial Statements.

45 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS (16.20%)
Fannie Mae
Series 1993-31, Class PN,
7.000%, 09/25/2023	$404,145	$435,080
Series 1997-22, Class F,
3.090%, 03/25/2027(a)	72,133	72,330
Series 1997-76, Class FO,
1M US L + 0.50%, 09/17/2027(a)	36,022	36,214
Series 1999-58, Class F,
1M US L + 0.40%, 11/18/2029(a)	82,501	81,710
Series 2000-40, Class FA,
1M US L + 0.50%, 07/25/2030(a)	29,433	29,150
Series 2000-45, Class F,
1M US L + 0.45%, 12/25/2030(a)	30,391	29,802
Series 2001-27, Class F,
1M US L + 0.50%, 06/25/2031(a)	24,537	24,676
Series 2001-51, Class OD,
6.500%, 10/25/2031	107,789	114,888
Series 2001-52, Class XZ,
6.500%, 10/25/2031	63,329	72,979
Series 2001-59, Class F,
1M US L + 0.60%, 11/25/2031(a)	146,223	145,005
Series 2001-60, Class OF,
1M US L + 0.95%, 10/25/2031(a)	23,798	24,226
Series 2001-63, Class FD,
1M US L + 0.60%, 12/18/2031(a)	30,144	30,422
Series 2001-63, Class TC,
6.000%, 12/25/2031	38,309	43,222
Series 2001-68, Class PH,
6.000%, 12/25/2031	34,727	38,944
Series 2001-81, Class GE,
6.000%, 01/25/2032	28,953	32,711
Series 2002-11, Class JF,
1M US L + 0.73%, 03/25/2032(a)	84,666	85,759
Series 2002-12, Class FH,
1M US L + 1.05%, 01/25/2032(a)	85,057	85,960
Series 2002-13, Class FE,
1M US L + 0.90%, 03/25/2032(a)	80,969	81,718
Series 2002-16, Class TM,
7.000%, 04/25/2032	24,669	28,379
Series 2002-17, Class JF,
1M US L + 1.00%, 04/25/2032(a)	52,362	53,796
Series 2002-18, Class FD,
1M US L + 0.80%, 02/25/2032(a)	88,738	88,992
Series 2002-23, Class FA,
1M US L + 0.90%, 04/25/2032(a)	75,450	76,834
Series 2002-36, Class FS,
1M US L + 0.50%, 06/25/2032(a)	102,938	103,405
Series 2002-44, Class FJ,
1M US L + 1.00%, 04/25/2032(a)	144,736	144,984
Series 2002-47, Class FC,
1M US L + 0.60%, 11/25/2031(a)	26,060	25,609
Series 2002-49, Class FC,
1M US L + 1.00%, 11/18/2031(a)	53,979	53,952
Series 2002-60, Class FV,
1M US L + 1.00%, 04/25/2032(a)	174,623	178,071

	Principal Amount	Value (Note 2)
Series 2002-63, Class EZ,
6.000%, 10/25/2032	$19,752	$22,047
Series 2002-68, Class AF,
1M US L + 1.00%, 10/25/2032(a)	38,182	38,946
Series 2002-7, Class FC,
1M US L + 0.75%, 01/25/2032(a)	71,609	71,680
Series 2002-71, Class AQ,
4.000%, 11/25/2032	114,182	121,099
Series 2002-8, Class FA,
1M US L + 0.75%, 03/18/2032(a)	32,642	33,207
Series 2002-80, Class CZ,
4.500%, 09/25/2032	85,837	99,144
Series 2002-9, Class FW,
1M US L + 0.55%, 03/25/2032(a)	26,882	26,406
Series 2002-91, Class F,
1M US L + 0.55%, 01/25/2033(a)	42,916	43,323
Series 2003-107, Class FD,
1M US L + 0.50%, 11/25/2033(a)	28,814	28,934
Series 2003-110, Class CK,
3.000%, 11/25/2033	50,571	51,746
Series 2003-116, Class FA,
1M US L + 0.40%, 11/25/2033(a)	55,875	55,275
Series 2003-119, Class ZP,
4.000%, 12/25/2033	28,323	30,549
Series 2003-119, Class FH,
1M US L + 0.50%, 12/25/2033(a)	28,432	28,628
Series 2003-128, Class MF,
1M US L + 0.60%, 01/25/2034(a)	110,363	109,534
Series 2003-131, Class CH,
5.500%, 01/25/2034	72,256	79,636
Series 2003-134, Class FC,
1M US L + 0.60%, 12/25/2032(a)	62,996	63,718
Series 2003-19, Class MB,
4.000%, 05/25/2031	73,086	77,575
Series 2003-21, Class OG,
4.000%, 01/25/2033	74,010	78,499
Series 2003-22, Class BZ,
6.000%, 04/25/2033	33,894	37,940
Series 2003-27, Class EK,
5.000%, 04/25/2033	51,988	56,495
Series 2003-30, Class JQ,
5.500%, 04/25/2033	57,572	63,276
Series 2003-32, Class UJ,
5.500%, 05/25/2033	53,668	59,930
Series 2003-41, Class OZ,
3.750%, 05/25/2033	115,926	122,651
Series 2003-42, Class JH,
5.500%, 05/25/2033	105,223	115,365
Series 2003-46, Class PJ,
5.500%, 06/25/2033	61,452	67,153
Series 2003-47, Class PE,
5.750%, 06/25/2033	69,245	77,866
Series 2003-64, Class ZC,
5.000%, 07/25/2033	25,712	28,176
Series 2003-64, Class JK,
3.500%, 07/25/2033	105,442	111,239

 46 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2003-71, Class HD,
5.500%, 08/25/2033	$186,000	$211,070
Series 2003-76, Class EZ,
5.000%, 08/25/2033	56,754	63,474
Series 2003-94, Class CE,
5.000%, 10/25/2033	26,945	28,842
Series 2004-101, Class TB,
5.500%, 01/25/2035	137,000	155,563
Series 2004-14, Class QB,
5.250%, 03/25/2034	143,000	166,475
Series 2004-17, Class BA,
6.000%, 04/25/2034	112,264	142,222
Series 2004-17, Class DZ,
5.500%, 04/25/2034	59,103	63,910
Series 2004-26, Class CG,
4.500%, 08/25/2033	43,160	44,591
Series 2004-36, Class CB,
5.000%, 05/25/2034	138,000	154,577
Series 2004-36, Class FA,
1M US L + 0.40%, 05/25/2034(a)	59,172	59,220
Series 2004-53, Class FC,
1M US L + 0.45%, 07/25/2034(a)	207,823	205,566
Series 2004-54, Class FL,
1M US L + 0.40%, 07/25/2034(a)	263,638	264,361
Series 2004-60, Class AC,
5.500%, 04/25/2034	56,000	61,584
Series 2004-68, Class LC,
5.000%, 09/25/2029	37,634	40,461
Series 2004-77, Class AY,
4.500%, 10/25/2034	36,585	39,687
Series 2004-82, Class HK,
5.500%, 11/25/2034	96,214	109,011
Series 2004-92, Class TB,
5.500%, 12/25/2034	120,740	137,715
Series 2005-110, Class MP,
5.500%, 12/25/2035	56,497	61,922
Series 2005-120, Class FE,
1M US L + 0.52%, 01/25/2036(a)	42,019	42,019
Series 2005-122, Class PY,
6.000%, 01/25/2036	324,000	376,053
Series 2005-17, Class EX,
5.250%, 03/25/2035	25,000	29,381
Series 2005-17, Class EZ,
4.500%, 03/25/2035	135,268	153,636
Series 2005-22, Class DA,
5.500%, 12/25/2034	31,706	32,584
Series 2005-29, Class ZA,
5.500%, 04/25/2035	62,313	70,085
Series 2005-3, Class CP,
5.500%, 10/25/2034	1,511	1,503
Series 2005-3, Class CH,
5.250%, 02/25/2035	95,085	103,866
Series 2005-35, Class DZ,
5.000%, 04/25/2035	224,998	248,244
Series 2005-48, Class TD,
5.500%, 06/25/2035	172,000	190,468

	Principal Amount	Value (Note 2)
Series 2005-59, Class DF,
1M US L + 0.20%, 05/25/2035(a)	$10,147	$10,151
Series 2005-62, Class JC,
5.000%, 05/25/2035	20,725	21,472
Series 2005-62, Class JE,
5.000%, 06/25/2035	11,086	11,517
Series 2005-62, Class ZD,
5.000%, 06/25/2035	102,227	112,284
Series 2005-68, Class BE,
5.250%, 08/25/2035	76,000	87,504
Series 2005-68, Class BC,
5.250%, 06/25/2035	13,219	13,257
Series 2005-68, Class CZ,
5.500%, 08/25/2035	607,442	675,496
Series 2005-68, Class PG,
5.500%, 08/25/2035	70,473	78,132
Series 2005-69, Class GZ,
4.500%, 08/25/2035	56,516	61,301
Series 2005-70, Class NA,
5.500%, 08/25/2035	28,415	30,943
Series 2005-70, Class KP,
5.000%, 06/25/2035	50,000	56,243
Series 2005-72, Class FB,
1M US L + 0.25%, 08/25/2035(a)	43,436	43,389
Series 2005-79, Class DB,
5.500%, 09/25/2035	96,420	108,079
Series 2005-84, Class XM,
5.750%, 10/25/2035	99,090	110,135
Series 2005-89, Class F,
1M US L + 0.30%, 10/25/2035(a)	27,542	26,891
Series 2005-99, Class ZA,
5.500%, 12/25/2035	96,576	120,708
Series 2006-114, Class HE,
5.500%, 12/25/2036	62,347	70,978
Series 2006-115, Class EF,
1M US L + 0.36%, 12/25/2036(a)	30,703	30,012
Series 2006-39, Class EF,
1M US L + 0.40%, 05/25/2036(a)	33,072	32,325
Series 2006-46, Class UD,
5.500%, 06/25/2036	33,000	39,012
Series 2006-48, Class DZ,
6.000%, 06/25/2036	71,431	96,017
Series 2006-56, Class F,
1M US L + 0.30%, 07/25/2036(a)	24,798	24,779
Series 2006-63, Class QH,
5.500%, 07/25/2036	34,741	38,539
Series 2006-71, Class ZH,
6.000%, 07/25/2036	10,653	12,251
Series 2006-95, Class FH,
1M US L + 0.45%, 10/25/2036(a)	54,739	53,713
Series 2007-100, Class YF,
1M US L + 0.55%, 10/25/2037(a)	31,742	31,284
Series 2007-111, Class FC,
1M US L + 0.60%, 12/25/2037(a)	69,197	69,228
Series 2007-117, Class FM,
1M US L + 0.70%, 01/25/2038(a)	67,429	68,422

47 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2007-30, Class MB,
4.250%, 04/25/2037	$128,128	$136,010
Series 2007-33, Class HE,
5.500%, 04/25/2037	45,357	50,372
Series 2007-34, Class F,
1M US L + 0.39%, 04/25/2037(a)	53,345	53,340
Series 2007-41, Class FA,
1M US L + 0.40%, 05/25/2037(a)	45,702	45,778
Series 2007-51, Class PB,
5.500%, 06/25/2037	32,000	36,609
Series 2007-51, Class CP,
5.500%, 06/25/2037	51,347	59,019
Series 2007-57, Class FA,
1M US L + 0.23%, 06/25/2037(a)	49,384	49,065
Series 2007-6, Class FC,
1M US L + 0.42%, 02/25/2037(a)	63,471	63,552
Series 2007-63, Class FC,
1M US L + 0.35%, 07/25/2037(a)	27,779	27,775
Series 2007-65, Class KF,
1M US L + 0.38%, 07/25/2037(a)	83,776	83,866
Series 2007-70, Class FA,
1M US L + 0.35%, 07/25/2037(a)	53,039	51,871
Series 2007-85, Class FC,
1M US L + 0.54%, 09/25/2037(a)	187,288	188,771
Series 2007-85, Class FL,
1M US L + 0.54%, 09/25/2037(a)	77,780	78,383
Series 2007-86, Class FA,
1M US L + 0.45%, 09/25/2037(a)	66,457	66,594
Series 2007-9, Class FB,
1M US L + 0.35%, 03/25/2037(a)	24,801	24,232
Series 2008-18, Class FA,
1M US L + 0.90%, 03/25/2038(a)	162,917	163,207
Series 2008-46, Class LA,
5.500%, 06/25/2038	25,306	27,513
Series 2008-66, Class FT,
1M US L + 0.95%, 08/25/2038(a)	42,785	43,831
Series 2008-86, Class FC,
1M US L + 1.10%, 12/25/2038(a)	254,383	259,670
Series 2009-103, Class FM,
1M US L + 0.70%, 11/25/2039(a)	95,857	97,031
Series 2009-104, Class FA,
1M US L + 0.80%, 12/25/2039(a)	76,903	76,423
Series 2009-11, Class MP,
7.000%, 03/25/2049	191,974	226,845
Series 2009-3, Class JK,
5.000%, 01/25/2049	37,601	37,818
Series 2009-36, Class MX,
5.000%, 06/25/2039	58,000	67,952
Series 2009-47, Class BN,
4.500%, 07/25/2039	60,231	66,035
Series 2009-62, Class WA,
5.571%, 08/25/2039(a)	139,026	155,059
Series 2009-68, Class FD,
1M US L + 1.25%, 09/25/2039(a)	88,145	89,144
Series 2009-70, Class FA,
1M US L + 1.20%, 09/25/2039(a)	36,943	37,772

	Principal Amount	Value (Note 2)
Series 2009-86, Class OT,
–%, 10/25/2037(b)	$66,394	$60,874
Series 2009-90, Class UZ,
4.500%, 11/25/2039	548,447	632,576
Series 2010-1, Class WA,
6.219%, 02/25/2040(a)	43,596	48,577
Series 2010-102, Class HA,
4.000%, 09/25/2050	77,966	82,704
Series 2010-103, Class PJ,
4.500%, 09/25/2040	50,000	55,192
Series 2010-103, Class DZ,
4.500%, 09/25/2040	184,150	217,321
Series 2010-118, Class GF,
1M US L + 0.55%, 10/25/2039(a)	102,334	102,943
Series 2010-118, Class LZ,
4.750%, 10/25/2040	65,252	73,517
Series 2010-122, Class JA,
7.000%, 07/25/2040	75,136	82,984
Series 2010-123, Class FL,
1M US L + 0.43%, 11/25/2040(a)	47,917	47,953
Series 2010-137, Class XP,
4.500%, 10/25/2040	181,632	189,723
Series 2010-141, Class AL,
4.000%, 12/25/2040	88,432	95,105
Series 2010-141, Class MN,
4.000%, 12/25/2040	75,000	83,414
Series 2010-141, Class FB,
1M US L + 0.47%, 12/25/2040(a)	62,976	63,058
Series 2010-142, Class FM,
1M US L + 0.47%, 12/25/2040(a)	32,762	32,838
Series 2010-158, Class KF,
1M US L + 0.50%, 04/25/2040(a)	105,190	105,636
Series 2010-16, Class PL,
5.000%, 03/25/2040	38,000	46,038
Series 2010-37, Class CY,
5.000%, 04/25/2040	79,701	88,329
Series 2010-38, Class KD,
4.500%, 09/25/2039	63,304	65,186
Series 2010-39, Class EF,
1M US L + 0.52%, 06/25/2037(a)	83,112	83,913
Series 2010-45, Class WD,
5.000%, 05/25/2040	173,000	221,450
Series 2010-58, Class FY,
1M US L + 0.73%, 06/25/2040(a)	78,978	80,093
Series 2010-64, Class DM,
5.000%, 06/25/2040	76,071	82,708
Series 2010-68, Class WB,
4.500%, 07/25/2040	45,000	56,070
Series 2010-68, Class DA,
4.500%, 10/25/2037	102,315	104,228
Series 2010-72, Class NK,
4.000%, 11/25/2039	26,174	26,556
Series 2010-82, Class WZ,
5.000%, 08/25/2040	317,303	376,425
Series 2010-9, Class ME,
5.000%, 02/25/2040	247,000	288,475

48 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2011-104, Class KH,
2.000%, 03/25/2039	$20,375	$20,394
Series 2011-114, Class B,
3.500%, 11/25/2041	274,018	284,782
Series 2011-121, Class JP,
4.500%, 12/25/2041	242,601	254,608
Series 2011-130, Class KB,
4.000%, 12/25/2041	100,000	106,251
Series 2011-132, Class PE,
4.500%, 12/25/2041	94,604	100,850
Series 2011-145, Class JA,
4.500%, 12/25/2041	80,655	85,459
Series 2011-15, Class AF,
1M US L + 0.51%, 03/25/2041(a)	44,631	44,440
Series 2011-17, Class PD,
4.000%, 03/25/2041	41,634	43,180
Series 2011-22, Class MA,
6.500%, 04/25/2038	59,833	61,627
Series 2011-26, Class PA,
4.500%, 04/25/2041	249,806	268,546
Series 2011-27, Class ZD,
2.500%, 09/25/2040	151,166	149,768
Series 2011-3, Class FA,
1M US L + 0.68%, 02/25/2041(a)	256,317	253,515
Series 2011-43, Class B,
3.500%, 05/25/2031	50,000	52,789
Series 2011-45, Class ZA,
4.000%, 05/25/2031	36,508	39,420
Series 2011-47, Class GF,
1M US L + 0.57%, 06/25/2041(a)	130,716	128,780
Series 2011-5, Class PO,
–%, 09/25/2040(b)	24,170	19,823
Series 2011-75, Class HP,
2.500%, 07/25/2040	70,732	71,098
Series 2011-86, Class AF,
1M US L + 0.50%, 02/25/2040(a)	86,290	86,033
Series 2011-86, Class NF,
1M US L + 0.55%, 09/25/2041(a)	54,228	54,559
Series 2011-93, Class GA,
4.000%, 04/25/2039	58,332	60,676
Series 2011-93, Class ST,
4.000%, 09/25/2041	43,995	46,813
Series 2011-98, Class AE,
2.500%, 11/25/2037	101,657	101,873
Series 2012-120, Class AH,
2.500%, 02/25/2032	137,772	139,306
Series 2012-128, Class NP,
2.500%, 11/25/2042	24,998	24,427
Series 2012-129, Class HT,
2.000%, 12/25/2032	81,672	75,717
Series 2012-131, Class FG,
1M US L + 0.35%, 09/25/2042(a)	47,061	45,941
Series 2012-137, Class CF,
1M US L + 0.30%, 08/25/2041(a)	110,933	110,679
Series 2012-139, Class GB,
2.500%, 12/25/2042	210,538	206,235

	Principal Amount	Value (Note 2)
Series 2012-14, Class FL,
1M US L + 0.45%, 12/25/2040(a)	$24,883	$24,990
Series 2012-144, Class JT,
2.500%, 06/25/2042	24,436	23,518
Series 2012-149, Class KB,
3.000%, 01/25/2043	144,000	146,534
Series 2012-152, Class PB,
3.500%, 01/25/2043	55,000	58,268
Series 2012-20, Class AF,
1M US L + 0.40%, 07/25/2039(a)	67,419	67,443
Series 2012-33, Class F,
1M US L + 0.52%, 04/25/2042(a)	81,602	80,256
Series 2012-47, Class HF,
1M US L + 0.40%, 05/25/2027(a)	126,279	126,936
Series 2012-56, Class WB,
3.500%, 05/25/2042	238,000	246,818
Series 2012-70, Class WC,
3.000%, 07/25/2042	100,000	104,654
Series 2012-83, Class AC,
3.000%, 08/25/2042	50,000	51,190
Series 2012-94, Class KF,
1M US L + 0.35%, 05/25/2038(a)	66,839	66,933
Series 2012-96, Class CB,
1.500%, 04/25/2039	38,151	37,047
Series 2013-104, Class CY,
5.000%, 10/25/2043	50,000	59,589
Series 2013-108, Class GU,
3.000%, 10/25/2033	50,000	52,091
Series 2013-129, Class WL,
2.000%, 12/25/2027	39,480	39,438
Series 2013-13, Class WA,
2.500%, 07/25/2042	158,404	153,167
Series 2013-130, Class FB,
1M US L + 0.45%, 01/25/2044(a)	106,051	106,310
Series 2013-136, Class QB,
3.500%, 03/25/2042	300,000	310,252
Series 2013-17, Class YM,
4.000%, 03/25/2033	33,381	35,494
Series 2013-2, Class QF,
1M US L + 0.50%, 02/25/2043(a)	35,957	35,894
Series 2013-35, Class CV,
3.000%, 02/25/2043	100,000	105,434
Series 2013-40, Class KD,
1.750%, 04/25/2042	120,870	116,990
Series 2013-52, Class GM,
5.000%, 06/25/2043	89,000	109,785
Series 2013-53, Class CV,
3.500%, 05/25/2030	109,835	112,861
Series 2013-56, Class HB,
2.500%, 06/25/2043	40,000	38,075
Series 2013-6, Class KJ,
3.000%, 02/25/2043	77,613	78,573
Series 2013-72, Class AF,
1M US L + 0.25%, 11/25/2042(a)	32,551	32,619
Series 2013-72, Class YA,
3.000%, 06/25/2033	55,022	54,710

49 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2013-9, Class CB,
5.500%, 04/25/2042	$25,827	$29,063
Series 2014-12, Class GV,
3.500%, 03/25/2027	154,343	160,529
Series 2014-26, Class YW,
3.500%, 04/25/2044	50,538	54,658
Series 2014-3, Class BM,
2.500%, 06/25/2043	50,000	50,437
Series 2014-73, Class FA,
1M US L + 0.35%, 11/25/2044(a)	39,903	38,878
Series 2014-88, Class ER,
2.500%, 02/25/2036	49,288	49,946
Series 2015-72, Class PC,
3.000%, 10/25/2043	149,973	151,014
Series 2016-27, Class HK,
3.000%, 01/25/2041	561,351	574,166
Series 2016-33, Class LE,
2.500%, 11/25/2033	95,998	97,245
Series 2016-48, Class UF,
1M US L + 0.40%, 08/25/2046(a)	132,571	129,665
Series 2016-75, Class FC,
1M US L + 0.40%, 10/25/2046(a)	40,662	40,652
Series 2016-85, Class BA,
2.500%, 11/25/2046	58,604	54,884
Series 2017-10, Class FA,
1M US L + 0.40%, 03/25/2047(a)	46,960	46,980
Series 2017-15, Class PE,
3.500%, 04/25/2046	31,401	32,331
Series 2017-40, Class GL,
3.500%, 03/25/2043	83,766	85,401
Series 2017-46, Class AB,
3.500%, 07/25/2049	85,206	87,706
Series 2018-39, Class FG,
1M US L + 0.25%, 11/25/2033(a)	152,576	151,690
Series 2018-41, Class PZ,
4.000%, 06/25/2048	826,457	902,017
Series 2018-43, Class FE,
1M US L + 0.25%, 09/25/2038(a)	50,497	49,054
Series 2018-45, Class GA,
3.000%, 06/25/2048	233,007	236,341
Series 2018-56, Class CH,
3.000%, 08/25/2048	166,157	168,010
		23,872,555
Freddie Mac
Series 1990-165, Class K,
6.500%, 09/15/2021	21	21
Series 1994-1665, Class KZ,
6.500%, 01/15/2024	10,733	11,466
Series 1996-1863, Class Z,
6.500%, 07/15/2026	22,889	24,371
Series 1997-1935, Class FK,
1M US L + 0.70%, 02/15/2027(a)	27,741	27,464
Series 1997-1980, Class Z,
7.000%, 07/15/2027	30,869	34,778
Series 1998-2034, Class Z,
6.500%, 02/15/2028	37,958	41,021
	Principal Amount	Value (Note 2)
Series 1998-2035, Class PC,
6.950%, 03/15/2028	$10,379	$11,553
Series 1998-2053, Class Z,
6.500%, 04/15/2028	35,776	39,430
Series 1998-2060, Class Z,
6.500%, 05/15/2028	20,919	23,362
Series 1998-2095, Class PE,
6.000%, 11/15/2028	36,677	40,483
Series 1999-2115, Class FB,
1M US L + 0.45%, 01/15/2029(a)	69,872	69,460
Series 1999-2126, Class CB,
6.250%, 02/15/2029	57,267	62,891
Series 1999-2137, Class TH,
6.500%, 03/15/2029	12,354	13,834
Series 1999-2154, Class PL,
6.500%, 05/15/2029	56,948	64,193
Series 2000-2224, Class CB,
8.000%, 03/15/2030	10,484	12,389
Series 2001-2274, Class ZM,
6.500%, 01/15/2031	20,770	23,131
Series 2001-2279, Class Z,
6.000%, 01/15/2031	26,139	28,827
Series 2001-2320, Class FI,
1M US L + 0.50%, 09/15/2029(a)	62,425	61,087
Series 2001-2322, Class FV,
1M US L + 0.50%, 06/15/2030(a)	46,669	45,929
Series 2001-2334, Class KB,
6.500%, 05/15/2028	196,751	217,895
Series 2001-2367, Class FA,
1M US L + 0.525%,
06/15/2031(a)	56,322	55,435
Series 2001-2372, Class F,
1M US L + 0.50%, 10/15/2031(a)	52,537	51,770
Series 2001-2388, Class FR,
1M US L + 0.65%, 06/15/2031(a)	37,474	36,917
Series 2001-2388, Class FB,
1M US L + 0.60%, 01/15/2029(a)	43,548	43,955
Series 2001-2396, Class FM,
1M US L + 0.45%, 12/15/2031(a)	68,575	68,173
Series 2001-2396, Class FN,
1M US L + 0.65%, 12/15/2031(a)	188,127	189,774
Series 2002-2411, Class F,
1M US L + 0.55%, 02/15/2032(a)	53,246	52,771
Series 2002-2412, Class OF,
1M US L + 0.95%, 12/15/2031(a)	62,252	63,468
Series 2002-2430, Class WF,
6.500%, 03/15/2032	17,429	20,161
Series 2002-2433, Class FA,
1M US L + 0.95%, 02/15/2032(a)	67,082	68,797
Series 2002-2466, Class FV,
1M US L + 0.55%, 03/15/2032(a)	94,670	95,570
Series 2002-2470, Class EF,
1M US L + 1.00%, 03/15/2032(a)	126,969	128,370
Series 2002-2478, Class FD,
1M US L + 1.00%, 02/15/2032(a)	39,139	39,892

50 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2002-2481, Class FE,
1M US L + 1.00%, 03/15/2032(a)	$40,097	$40,380
Series 2002-2488, Class FU,
1M US L + 0.60%, 03/15/2032(a)	120,418	118,512
Series 2002-2494, Class F,
1M US L + 1.05%, 06/15/2031(a)	74,821	76,334
Series 2002-2495, Class ZB,
4.500%, 09/15/2032	53,849	58,023
Series 2002-2510, Class FE,
1M US L + 0.40%, 10/15/2032(a)	72,590	72,170
Series 2002-2513, Class AF,
1M US L + 1.00%, 02/15/2032(a)	85,755	86,676
Series 2002-2516, Class FD,
1M US L + 1.00%, 02/15/2032(a)	99,421	101,339
Series 2002-2517, Class FR,
1M US L + 0.35%, 10/15/2032(a)	25,077	24,751
Series 2002-2524, Class DH,
6.000%, 11/15/2032	27,000	31,832
Series 2002-2535, Class AW,
5.500%, 12/15/2032	22,545	25,502
Series 2002-2538, Class F,
1M US L + 0.60%, 12/15/2032(a)	186,519	188,681
Series 2002-2541, Class BL,
5.500%, 12/15/2032	70,000	78,677
Series 2003-2557, Class NU,
5.250%, 03/15/2032	83,350	93,293
Series 2003-2557, Class WF,
1M US L + 0.40%, 01/15/2033(a)	54,811	53,332
Series 2003-2557, Class HL,
5.300%, 01/15/2033	58,074	65,189
Series 2003-2568, Class D,
5.500%, 02/15/2033	66,813	74,121
Series 2003-2571, Class FY,
1M US L + 0.75%, 12/15/2032(a)	40,275	40,983
Series 2003-2587, Class FW,
1M US L + 0.47%, 03/15/2033(a)	84,738	83,462
Series 2003-2590, Class OZ,
4.000%, 03/15/2033	222,998	244,226
Series 2003-2590, Class QY,
3.750%, 04/15/2028	30,765	31,623
Series 2003-2614, Class FV,
1M US L + 1.50%, 05/15/2033(a)	505,096	520,391
Series 2003-2624, Class QH,
5.000%, 06/15/2033	14,530	15,997
Series 2003-2626, Class ZX,
5.000%, 06/15/2033	170,569	213,698
Series 2003-2627, Class CN,
5.000%, 06/15/2033	44,748	48,856
Series 2003-2631, Class DB,
5.000%, 06/15/2033	80,000	92,799
Series 2003-2647, Class A,
3.250%, 04/15/2032	129,470	133,788
Series 2003-2648, Class WZ,
5.000%, 07/15/2033	224,973	264,043
Series 2003-2668, Class LH,
5.000%, 09/15/2033	37,690	41,414
	Principal Amount	Value (Note 2)
Series 2003-2707, Class FH,
1M US L + 0.65%, 04/15/2032(a)	$73,530	$73,570
Series 2003-2717, Class LH,
5.500%, 12/15/2033	12,847	14,211
Series 2003-2725, Class TA,
4.500%, 12/15/2033	40,000	45,140
Series 2004-2750, Class TC,
5.250%, 02/15/2034	24,240	25,873
Series 2004-2763, Class FC,
1M US L + 0.35%, 04/15/2032(a)	23,281	23,290
Series 2004-2768, Class PW,
4.250%, 03/15/2034	226,496	240,620
Series 2004-2802, Class OH,
6.000%, 05/15/2034	15,588	17,136
Series 2004-2835, Class KZ,
5.500%, 08/15/2034	77,893	88,265
Series 2004-2893, Class PE,
5.000%, 11/15/2034	26,770	29,630
Series 2004-2901, Class KB,
5.000%, 12/15/2034	71,128	77,176
Series 2005-2927, Class EZ,
5.500%, 02/15/2035	93,307	98,621
Series 2005-2929, Class PG,
5.000%, 02/15/2035	54,534	60,816
Series 2005-2933, Class HD,
5.500%, 02/15/2035	48,611	53,205
Series 2005-2953, Class PG,
5.500%, 03/15/2035	39,206	44,122
Series 2005-2962, Class KF,
1M US L + 0.20%, 04/15/2035(a)	37,022	36,638
Series 2005-2980, Class QA,
6.000%, 05/15/2035	85,398	95,943
Series 2005-2990, Class DE,
1M US L + 0.38%, 11/15/2034(a)	49,065	49,095
Series 2005-2996, Class GX,
5.500%, 06/15/2035	72,000	82,623
Series 2005-3012, Class ZE,
5.750%, 08/15/2035	45,868	52,048
Series 2005-3028, Class FM,
1M US L + 0.25%, 09/15/2035(a)	26,763	26,694
Series 2005-3028, Class PG,
5.500%, 09/15/2035	35,684	39,634
Series 2005-3028, Class ZE,
5.500%, 09/15/2035	113,954	142,495
Series 2005-3033, Class WY,
5.500%, 09/15/2035	93,618	104,201
Series 2005-3042, Class PZ,
5.750%, 09/15/2035	62,807	83,451
Series 2005-3052, Class WH,
5.500%, 10/15/2035	27,325	30,279
Series 2005-3059, Class ZM,
5.000%, 02/15/2035	78,899	87,717
Series 2005-3070, Class FT,
1M US L + 0.35%, 11/15/2035(a)	37,720	37,749
Series 2005-3072, Class NF,
1M US L + 0.50%, 11/15/2035(a)	71,936	70,762

51 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2006-3122, Class OH,
–%, 03/15/2036(b)	$31,230	$28,577
Series 2006-3123, Class HT,
5.000%, 03/15/2026	78,246	82,982
Series 2006-3137, Class XP,
6.000%, 04/15/2036	39,290	45,269
Series 2006-3143, Class BC,
5.500%, 02/15/2036	189,203	214,257
Series 2006-3145, Class FN,
1M US L + 0.43%, 04/15/2036(a)	26,226	26,329
Series 2006-3148, Class CY,
6.000%, 04/15/2036	36,764	42,428
Series 2006-3153, Class UG,
1M US L + 0.45%, 05/15/2036(a)	39,271	39,220
Series 2006-3202, Class HF,
1M US L + 0.35%, 08/15/2036(a)	86,611	86,428
Series 2006-3236, Class EF,
1M US L + 0.30%, 11/15/2036(a)	22,077	21,527
Series 2006-3237, Class CD,
5.500%, 09/15/2036	118,000	131,885
Series 2006-3237, Class CE,
5.500%, 11/15/2036	59,000	72,274
Series 2006-3249, Class CB,
4.250%, 12/15/2036	427,099	462,992
Series 2007-3262, Class FT,
1M US L + 0.27%, 01/15/2037(a)	79,654	77,559
Series 2007-3279, Class FB,
1M US L + 0.32%, 02/15/2037(a)	104,054	102,083
Series 2007-3284, Class AZ,
4.500%, 03/15/2037	102,301	107,676
Series 2007-3301, Class FY,
1M US L + 0.42%, 04/15/2037(a)	48,788	48,842
Series 2007-3311, Class DF,
1M US L + 0.34%, 05/15/2037(a)	128,520	128,208
Series 2007-3312, Class PA,
5.500%, 05/15/2037	24,541	27,828
Series 2007-3316, Class FB,
1M US L + 0.30%, 08/15/2035(a)	67,600	65,984
Series 2007-3349, Class HG,
5.500%, 07/15/2037	36,666	41,261
Series 2007-3361, Class AF,
1M US L + 0.35%, 11/15/2036(a)	146,350	142,999
Series 2007-3367, Class YF,
1M US L + 0.55%, 09/15/2037(a)	30,744	30,299
Series 2007-3368, Class AF,
1M US L + 0.72%, 09/15/2037(a)	101,618	103,186
Series 2007-3380, Class FM,
1M US L + 0.59%, 10/15/2037(a)	29,925	30,218
Series 2007-3382, Class FL,
1M US L + 0.70%, 11/15/2037(a)	94,931	95,748
Series 2007-3382, Class FG,
1M US L + 0.60%, 11/15/2037(a)	63,153	63,772
Series 2007-3387, Class PF,
1M US L + 0.42%, 11/15/2037(a)	52,074	52,264
Series 2007-3388, Class FJ,
1M US L + 0.83%, 11/15/2037(a)	227,127	231,174
	Principal Amount	Value (Note 2)
Series 2008-3404, Class DC,
5.500%, 01/15/2038	$72,000	$86,453
Series 2008-3415, Class DF,
1M US L + 0.70%, 08/15/2035(a)	101,640	103,124
Series 2008-3415, Class PC,
5.000%, 12/15/2037	60,216	65,713
Series 2008-3415, Class TF,
1M US L + 0.74%, 08/15/2035(a)	98,010	99,605
Series 2008-3469, Class CF,
1M US L + 0.79%, 07/15/2038(a)	112,901	109,276
Series 2009-3536, Class FM,
1M US L + 1.00%, 05/15/2039(a)	50,276	51,598
Series 2009-3539, Class B,
4.500%, 06/15/2029	35,000	38,788
Series 2009-3545, Class FA,
1M US L + 0.85%, 06/15/2039(a)	66,719	68,086
Series 2009-3548, Class ZE,
5.500%, 12/15/2032	113,871	128,125
Series 2009-3549, Class FA,
1M US L + 1.20%, 07/15/2039(a)	44,653	45,689
Series 2009-3564, Class NB,
5.000%, 08/15/2039	117,000	136,230
Series 2009-3574, Class D,
5.000%, 09/15/2039	154,456	173,548
Series 2009-3584, Class FA,
1M US L + 0.70%, 12/15/2036(a)	56,889	57,560
Series 2009-3587, Class DA,
4.500%, 10/15/2039	302,385	324,382
Series 2009-3605, Class BF,
1M US L + 0.86%, 11/15/2039(a)	118,193	120,623
Series 2009-3611, Class FH,
1M US L + 0.75%, 07/15/2034(a)	24,172	24,313
Series 2010-3620, Class EL,
4.000%, 01/15/2030	64,224	67,499
Series 2010-3626, Class ME,
5.000%, 01/15/2040	353,000	401,776
Series 2010-3631, Class PA,
4.000%, 02/15/2040	243,094	259,476
Series 2010-3653, Class B,
4.500%, 04/15/2030	167,356	180,262
Series 2010-3662, Class PJ,
5.000%, 04/15/2040	166,551	186,605
Series 2010-3704, Class DC,
4.000%, 11/15/2036	134,982	138,863
Series 2010-3735, Class AL,
1.500%, 10/15/2020	16,248	16,191
Series 2010-3747, Class CY,
4.500%, 10/15/2040	400,000	453,164
Series 2010-3762, Class WP,
4.000%, 12/15/2039	66,866	69,981
Series 2011-3790, Class AP,
4.500%, 01/15/2037	14,395	14,602
Series 2011-3792, Class DF,
1M US L + 0.40%, 11/15/2040(a)	80,408	80,381
Series 2011-3798, Class PJ,
4.000%, 01/15/2041	114,571	122,120

52 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2011-3799, Class GK,
2.750%, 01/15/2021	$621	$622
Series 2011-3800, Class AF,
1M US L + 0.50%, 02/15/2041(a)	39,254	39,483
Series 2011-3807, Class WF,
1M US L + 0.55%, 08/15/2038(a)	73,142	73,314
Series 2011-3819, Class ZQ,
6.000%, 04/15/2036	32,953	38,001
Series 2011-3822, Class FY,
1M US L + 0.40%, 02/15/2033(a)	31,318	31,428
Series 2011-3843, Class PZ,
5.000%, 04/15/2041	580,731	684,452
Series 2011-3852, Class TP,
5.500%, 05/15/2041	84,035	93,559
Series 2011-3857, Class ZP,
5.000%, 05/15/2041	849,131	1,023,570
Series 2011-3873, Class MJ,
4.000%, 06/15/2041	168,945	176,447
Series 2011-3891, Class BF,
1M US L + 0.55%, 07/15/2041(a)	81,092	81,554
Series 2011-3905, Class BZ,
3.000%, 08/15/2041	153,268	156,042
Series 2011-3910, Class JG,
2.750%, 12/15/2037	150,429	151,018
Series 2011-3919, Class BD,
2.500%, 08/15/2039	168,367	168,557
Series 2011-3919, Class AF,
1M US L + 0.35%, 03/15/2030(a)	48,142	48,222
Series 2011-3935, Class JZ,
4.500%, 10/15/2041	915,281	1,092,245
Series 2011-3951, Class JB,
4.000%, 08/15/2041	45,847	47,535
Series 2011-3959, Class MB,
4.500%, 11/15/2041	44,199	52,799
Series 2011-3962, Class FB,
1M US L + 0.50%, 10/15/2039(a)	85,202	85,773
Series 2011-3963, Class JB,
4.500%, 11/15/2041	150,000	168,412
Series 2011-3969, Class JP,
4.500%, 09/15/2041	201,942	211,835
Series 2011-3970, Class HA,
3.000%, 02/15/2026	33,318	33,763
Series 2012-3979, Class GA,
3.500%, 05/15/2030	77,605	79,378
Series 2012-3989, Class JW,
3.500%, 01/15/2042	255,000	271,958
Series 2012-3997, Class FQ,
1M US L + 0.50%, 02/15/2042(a)	92,649	92,650
Series 2012-3997, Class EB,
3.500%, 12/15/2041	94,654	99,509
Series 2012-3997, Class EC,
3.500%, 02/15/2042	124,000	137,194
Series 2012-4001, Class FM,
1M US L + 0.50%, 02/15/2042(a)	60,123	59,046
Series 2012-4011, Class DB,
4.000%, 09/15/2041	256,457	276,811
	Principal Amount	Value (Note 2)
Series 2012-4012, Class GC,
3.500%, 06/15/2040	$46,000	$48,046
Series 2012-4012, Class NF,
1M US L + 0.45%, 12/15/2038(a)	43,975	44,044
Series 2012-4012, Class GJ,
2.500%, 06/15/2038	96,774	97,043
Series 2012-4020, Class PG,
2.500%, 03/15/2027	35,062	35,417
Series 2012-4037, Class CA,
3.000%, 04/15/2027	67,369	69,983
Series 2012-4039, Class LT,
3.500%, 05/15/2042	62,000	67,553
Series 2012-4064, Class AY,
3.000%, 06/15/2027	48,000	50,206
Series 2012-4068, Class PE,
3.000%, 06/15/2042	224,000	233,997
Series 2012-4075, Class PB,
3.000%, 07/15/2042	42,000	45,425
Series 2012-4076, Class MV,
3.000%, 04/15/2031	55,000	57,227
Series 2012-4097, Class CU,
1.500%, 08/15/2027	25,000	23,404
Series 2012-4097, Class UF,
1M US L + 0.35%, 08/15/2032(a)	99,374	99,684
Series 2012-4102, Class DA,
3.000%, 08/15/2041	215,799	212,299
Series 2012-4104, Class AJ,
1.500%, 09/15/2027	67,547	66,860
Series 2012-4109, Class KD,
3.000%, 05/15/2032	21,953	21,984
Series 2012-4116, Class UA,
2.500%, 01/15/2042	102,377	97,925
Series 2012-4120, Class TC,
1.500%, 10/15/2027	24,674	24,334
Series 2013-4160, Class HB,
2.500%, 12/15/2032	55,823	55,525
Series 2013-4176, Class YD,
3.000%, 03/15/2043	50,000	50,255
Series 2013-4185, Class PB,
3.000%, 03/15/2043	150,000	155,651
Series 2013-4231, Class FD,
1M US L + 0.35%, 10/15/2032(a)	34,157	33,964
Series 2013-4259, Class MG,
3.000%, 08/15/2041	28,470	29,068
Series 2013-4265, Class FD,
1M US L + 0.40%, 01/15/2035(a)	44,861	44,665
Series 2014-4293, Class NM,
4.500%, 06/15/2043	84,233	90,219
Series 2014-4294, Class PF,
1M US L + 0.40%, 01/15/2044(a)	39,829	39,749
Series 2014-4324, Class AY,
3.000%, 04/15/2029	568,738	585,913
Series 2014-4337, Class VJ,
3.500%, 06/15/2027	38,270	39,573
Series 2014-4374, Class NC,
3.750%, 02/15/2046	63,629	64,381

53 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2015-4459, Class CA,
5.000%, 12/15/2034	$68,456	$73,415
Series 2016-4590, Class AK,
3.500%, 08/15/2027	105,267	110,175
Series 2016-4594, Class JD,
3.000%, 12/15/2042	31,000	30,814
Series 2016-4604, Class CG,
2.500%, 06/15/2046	44,620	41,903
Series 2016-4639, Class HZ,
3.250%, 04/15/2053	458,657	486,259
Series 2018-4766, Class GD,
3.500%, 03/15/2044	36,223	36,693
Series 2018-4767, Class Z,
3.000%, 12/15/2047	32,587	32,092
Series 2018-4778, Class ED,
3.500%, 10/15/2042	34,627	35,722
Series 2018-4784, Class BP,
3.500%, 04/15/2048	207,000	211,782
Series 2018-4796, Class A,
3.000%, 10/15/2047	64,588	63,352
Series 2018-4830, Class DA,
4.500%, 11/15/2044	623,550	638,212
Series 2019-4870, Class GA,
4.000%, 12/15/2042	614,383	630,212
		23,097,238
Ginnie Mae
Series 2002-72, Class FB,
1M US L + 0.40%, 10/20/2032(a)	75,961	76,076
Series 2003-23, Class F,
1M US L + 0.45%, 12/16/2029(a)	73,728	73,931
Series 2003-42, Class FE,
1M US L + 0.40%, 01/16/2030(a)	45,919	45,954
Series 2004-1, Class TE,
5.000%, 06/20/2033	54,013	59,877
Series 2004-15, Class AY,
5.500%, 02/20/2034	121,145	133,304
Series 2004-26, Class ED,
5.500%, 04/16/2034	100,666	106,484
Series 2004-34, Class QL,
5.500%, 05/16/2034	50,000	59,140
Series 2004-55, Class MC,
5.500%, 07/20/2034	37,411	41,167
Series 2004-87, Class BC,
4.500%, 10/20/2034	30,530	32,190
Series 2005-11, Class PL,
5.000%, 02/20/2035	73,109	79,827
Series 2005-13, Class NB,
5.000%, 02/20/2035	26,964	29,617
Series 2005-13, Class BG,
5.000%, 02/20/2035	253,000	281,758
Series 2005-13, Class BE,
5.000%, 09/20/2034	20,996	21,545
Series 2005-13, Class AE,
5.000%, 09/20/2034	19,970	20,436
Series 2005-3, Class JL,
5.000%, 12/16/2034	200,000	220,552
	Principal Amount	Value (Note 2)
Series 2005-3, Class JM,
4.750%, 01/20/2035	$132,102	$142,737
Series 2005-3, Class OC,
5.000%, 01/20/2035	201,000	217,368
Series 2005-3, Class QB,
5.000%, 01/16/2035	240,106	259,976
Series 2005-45, Class BF,
1M US L + 0.30%, 06/20/2035(a)	47,795	46,661
Series 2005-49, Class B,
5.500%, 06/20/2035	60,126	66,809
Series 2005-51, Class DC,
5.000%, 07/20/2035	252,427	277,036
Series 2005-56, Class BD,
5.000%, 07/20/2035	86,684	96,154
Series 2005-56, Class JA,
5.000%, 05/17/2035	33,617	36,940
Series 2005-69, Class WD,
5.000%, 05/18/2035	114,442	123,836
Series 2005-73, Class PH,
5.000%, 09/20/2035	109,000	122,550
Series 2005-92, Class PB,
6.000%, 12/20/2035	81,586	93,770
Series 2006-33, Class NA,
5.000%, 01/20/2036	159,273	162,346
Series 2006-38, Class OH,
6.500%, 08/20/2036	28,000	33,577
Series 2007-18, Class B,
5.500%, 05/20/2035	49,903	57,104
Series 2007-35, Class TE,
6.000%, 06/20/2037	231,660	263,459
Series 2007-35, Class NE,
6.000%, 06/16/2037	80,000	93,886
Series 2007-40, Class FY,
1M US L + 0.33%, 07/16/2037(a)	80,912	79,540
Series 2007-44, Class PH,
6.000%, 07/20/2037	161,313	179,809
Series 2007-6, Class LE,
5.500%, 02/20/2037	30,507	34,284
Series 2007-7, Class PG,
5.000%, 02/16/2037	49,607	54,531
Series 2008-13, Class FB,
1M US L + 0.50%, 02/20/2038(a)	30,947	30,453
Series 2008-20, Class CE,
5.500%, 06/16/2037	100,000	114,956
Series 2008-31, Class PC,
5.500%, 04/20/2038	33,181	36,834
Series 2008-37, Class L,
6.000%, 04/20/2038	75,813	86,435
Series 2008-38, Class PN,
5.500%, 05/20/2038	59,065	65,512
Series 2008-38, Class PL,
5.500%, 05/20/2038	57,721	64,445
Series 2008-38, Class BG,
5.000%, 05/16/2038	79,633	87,164
Series 2008-41, Class PE,
5.500%, 05/20/2038	64,485	71,365

54 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2008-47, Class ML,
5.250%, 06/16/2038	$51,000	$55,998
Series 2008-49, Class PB,
4.750%, 06/20/2038	61,544	67,081
Series 2008-50, Class KB,
6.000%, 06/20/2038	272,956	307,888
Series 2008-51, Class PH,
5.250%, 06/20/2038	101,564	111,166
Series 2008-51, Class FG,
1M US L + 0.77%, 06/16/2038(a)	33,043	32,695
Series 2008-55, Class PL,
5.500%, 06/20/2038	26,969	30,375
Series 2008-58, Class PE,
5.500%, 07/16/2038	28,049	31,892
Series 2008-60, Class JN,
5.500%, 07/20/2038	207,062	231,927
Series 2008-65, Class PG,
6.000%, 08/20/2038	139,969	157,866
Series 2008-66, Class FN,
1M US L + 0.95%, 08/20/2038(a)	111,597	112,483
Series 2008-7, Class PQ,
5.000%, 02/20/2038	90,000	100,925
Series 2008-76, Class QE,
5.750%, 09/20/2038	58,000	69,808
Series 2008-77, Class FC,
1M US L + 0.70%, 09/20/2038(a)	102,056	102,292
Series 2008-85, Class PG,
5.250%, 10/20/2038	34,077	37,248
Series 2008-89, Class JD,
6.000%, 08/20/2038	36,355	40,939
Series 2008-89, Class JC,
5.500%, 08/20/2038	89,105	99,488
Series 2008-9, Class FA,
1M US L + 0.50%, 02/20/2038(a)	35,784	35,998
Series 2009-1, Class FA,
1M US L + 1.05%, 01/20/2039(a)	94,364	96,459
Series 2009-10, Class PH,
4.500%, 02/20/2039	30,000	33,484
Series 2009-10, Class NB,
5.000%, 02/16/2039	127,000	142,007
Series 2009-12, Class NB,
5.000%, 03/20/2039	55,000	60,807
Series 2009-13, Class E,
4.500%, 03/16/2039	194,157	209,254
Series 2009-15, Class FM,
1M US L + 1.04%, 03/20/2039(a)	127,897	129,081
Series 2009-24, Class WB,
5.000%, 03/20/2039	171,000	190,263
Series 2009-40, Class AD,
4.500%, 06/20/2039	225,000	261,874
Series 2009-47, Class LT,
5.000%, 06/20/2039	138,849	151,881
Series 2009-52, Class PA,
5.000%, 04/16/2039	1,924	1,922
Series 2009-55, Class FN,
1M US L + 1.00%, 07/20/2039(a)	53,810	55,181
	Principal Amount	Value (Note 2)
Series 2009-65, Class QM,
3.500%, 12/20/2038	$48,457	$49,432
Series 2009-66, Class HQ,
4.500%, 06/16/2039	21,706	21,910
Series 2009-69, Class PH,
5.500%, 08/16/2039	82,000	97,651
Series 2009-76, Class JB,
4.500%, 07/20/2039	60,233	63,416
Series 2009-83, Class TF,
1M US L + 0.90%, 08/20/2039(a)	71,259	72,788
Series 2010-111, Class FA,
1M US L + 0.35%, 09/20/2040(a)	93,032	90,958
Series 2010-130, Class PE,
3.500%, 08/16/2039	42,613	43,275
Series 2010-14, Class HA,
4.500%, 02/16/2040	132,994	144,803
Series 2010-14, Class A,
4.500%, 06/16/2039	28,351	29,693
Series 2010-151, Class DQ,
4.000%, 03/20/2038	26,267	26,329
Series 2010-157, Class OP,
–%, 12/20/2040(b)	26,152	23,139
Series 2010-167, Class WL,
4.500%, 09/20/2040	70,000	79,140
Series 2010-19, Class GW,
4.750%, 02/20/2040	108,305	128,020
Series 2010-24, Class MQ,
4.250%, 12/20/2038	663	657
Series 2010-62, Class AF,
1M US L + 0.45%, 04/16/2034(a)	57,263	57,381
Series 2010-76, Class NC,
4.500%, 06/20/2040	26,000	27,065
Series 2010-84, Class YB,
4.000%, 07/20/2040	30,000	31,573
Series 2010-H01, Class FA,
1M US L + 0.82%, 01/20/2060(a)	38,030	38,265
Series 2010-H10, Class FC,
1M US L + 1.00%, 05/20/2060(a)	215,939	218,220
Series 2010-H20, Class AF,
1M US L + 0.33%, 10/20/2060(a)	316,213	314,908
Series 2010-H22, Class FE,
1M US L + 0.35%, 05/20/2059(a)	25,498	25,458
Series 2010-H27, Class FA,
1M US L + 0.38%, 12/20/2060(a)	83,228	82,972
Series 2011-111, Class CD,
4.000%, 12/20/2039	55,427	55,818
Series 2011-128, Class MD,
4.000%, 10/20/2040	130,000	140,564
Series 2011-19, Class MG,
3.000%, 06/16/2040	15,764	15,995
Series 2011-59, Class QC,
4.000%, 12/20/2040	38,223	41,915
Series 2011-66, Class UA,
4.000%, 05/16/2041	170,910	177,802
Series 2011-71, Class ZC,
5.500%, 07/16/2034	298,574	333,566

55 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2011-97, Class WA,
6.124%, 11/20/2038(a)	$50,786	$58,188
Series 2011-H02, Class BA,
4.450%, 02/20/2061(a)	29,470	30,190
Series 2011-H11, Class FB,
1M US L + 0.50%, 04/20/2061(a)	82,094	82,103
Series 2011-H11, Class FA,
1M US L + 0.50%, 03/20/2061(a)	54,072	54,077
Series 2011-H15, Class FA,
1M US L + 0.45%, 06/20/2061(a)	90,962	90,860
Series 2012-12, Class NA,
2.500%, 05/20/2038	10,304	10,323
Series 2012-17, Class KX,
3.500%, 07/20/2039	18,818	19,082
Series 2012-32, Class PE,
3.500%, 03/16/2042	80,000	86,657
Series 2012-38, Class PL,
3.250%, 01/20/2041	100,000	103,134
Series 2012-48, Class DA,
3.500%, 05/20/2040	73,591	74,294
Series 2012-68, Class GE,
3.000%, 05/20/2042	25,000	25,179
Series 2012-76, Class GF,
1M US L + 0.30%, 06/16/2042(a)	25,011	24,987
Series 2012-84, Class YC,
2.500%, 07/20/2042	20,000	18,473
Series 2012-H14, Class FK,
1M US L + 0.58%, 07/20/2062(a)	49,099	49,167
Series 2012-H20, Class PT,
3.190%, 07/20/2062(a)	89,129	89,583
Series 2012-H22, Class FD,
1M US L + 0.47%, 01/20/2061(a)	4,264	4,264
Series 2012-H24, Class FE,
1M US L + 0.60%, 10/20/2062(a)	17,496	17,508
Series 2013-168, Class KA,
4.500%, 05/16/2039	279,596	281,336
Series 2013-22, Class GB,
2.500%, 08/20/2042	85,000	81,693
Series 2013-69, Class NA,
2.000%, 09/20/2042	204,229	196,389
Series 2013-99, Class MF,
1M US L + 0.30%, 07/20/2043(a)	119,755	116,480
Series 2013-H18, Class EA,
1M US L + 0.50%, 07/20/2063(a)	84,333	84,345
Series 2014-53, Class JM,
7.121%, 04/20/2039(a)	508,653	579,383
Series 2014-98, Class HE,
3.000%, 07/20/2044	53,984	53,311
Series 2014-H15, Class FA,
1M US L + 0.50%, 07/20/2064(a)	31,490	31,489
Series 2014-H16, Class FL,
1M US L + 0.47%, 07/20/2064(a)	485,115	474,059
Series 2015-63, Class KA,
3.000%, 04/20/2040	33,494	35,224
Series 2015-H09, Class FA,
1M US L + 0.62%, 04/20/2065(a)	56,579	56,580
	Principal Amount	Value (Note 2)
Series 2015-H12, Class FB,
1M US L + 0.60%, 05/20/2065(a)	$82,145	$82,090
Series 2015-H26, Class FG,
1M US L + 0.52%, 10/20/2065(a)	79,700	79,759
Series 2015-H31, Class FT,
1M US L + 0.65%, 11/20/2065(a)	176,497	177,210
Series 2015-H32, Class FH,
1M US L + 0.66%, 12/20/2065(a)	272,828	274,507
Series 2016-120, Class KA,
2.000%, 09/20/2046	24,928	23,872
Series 2016-H06, Class FC,
1M US L + 0.92%, 02/20/2066(a)	74,604	75,387
Series 2016-H13, Class FT,
1M US L + 0.58%, 05/20/2066(a)	79,614	79,713
Series 2016-H15, Class FA,
1M US L + 0.80%, 07/20/2066(a)	84,089	84,652
Series 2016-H17, Class FC,
1M US L + 0.83%, 08/20/2066(a)	86,607	87,323
Series 2016-H19, Class FE,
1M US L + 0.37%, 06/20/2061(a)	22,242	22,240
Series 2016-H23, Class F,
1M US L + 0.75%, 10/20/2066(a)	244,110	245,358
Series 2016-H24, Class FG,
1M US L + 0.75%, 10/20/2066(a)	83,839	84,258
Series 2017-56, Class AZ,
3.000%, 04/20/2047	102,964	103,594
Series 2017-H06, Class FE,
1M US L + 0.55%, 02/20/2067(a)	74,867	74,991
Series 2017-H17, Class FG,
1M US L + 0.50%, 08/20/2067(a)	74,080	74,086
Series 2018-36, Class CZ,
4.000%, 03/20/2048	236,720	255,719
Series 2018-37, Class C,
2.500%, 01/20/2046	69,729	70,787
Series 2019-13, Class WG,
4.000%, 12/20/2048	142,802	144,374
		14,540,668
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $60,133,085)		61,510,461

	Principal Amount	Value (Note 2)
MORTGAGE-BACKED SECURITIES (3.27%)
Fannie Mae Pool
Series 2003-386375,
4.790%, 08/01/2028	488,967	488,183
Series 2010-465872,
4.150%, 08/01/2020	775,341	773,791
Series 2014-AM7274,
3.000%, 12/01/2024	250,000	252,910
Series 2015-AM8666,
2.960%, 06/01/2030	189,686	196,726
Series 2016-AN0774,
3.210%, 01/01/2026	186,639	198,985

56 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Series 2017-AN7060,
2.930%, 10/01/2027	$1,630,000	$1,687,504
Series 2018-109435,
3.890%, 08/01/2028	1,969,310	2,139,767
Series 2018-AN8198,
3.140%, 01/01/2028	300,000	314,468
Series 2018-BI0404,
4.100%, 11/01/2028	4,045,000	4,487,244
Series 2018-BL0119,
4.090%, 11/01/2026	806,250	905,665
Series 2019-BI2928,
3.410%, 07/01/2027	851,576	918,953
		12,364,196
Freddie Mac Pool
Series 2005-002936, Class FC,
2.725%, 03/01/2029(a)	42,619	42,298

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $12,334,565)	12,406,494

CORPORATE BONDS (42.93%)
Aerospace & Defense (0.94%)
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025(c)	641,000	673,050
Precision Castparts Corp.
3.250%, 06/15/2025	615,000	651,597
TransDigm, Inc.
6.000%, 07/15/2022	2,200,000	2,240,150
Total Aerospace & Defense		3,564,797
Airlines (0.09%)
Continental Airlines Pass Through
Trust
Series A
7.250%, 11/10/2019	356,557	356,937

Automobiles Manufacturing (1.54%)
Ford Motor Credit Co. LLC
2.597%, 11/04/2019	986,000	986,000
3.813%, 10/12/2021	1,500,000	1,527,576
4.542%, 08/01/2026	500,000	503,613
5.875%, 08/02/2021	700,000	734,414
3M US L + 0.79%, 06/12/2020(a)	850,000	849,809
3M US L + 0.93%, 11/04/2019(a)	425,000	425,000
General Motors Financial Co., Inc.
3M US L + 0.93%, 04/13/2020(a)	775,000	776,789
Total Automobiles Manufacturing		5,803,201
Banks (5.21%)
Associated Bank NA/Green Bay WI
3.500%, 08/13/2021	300,000	306,157
4.250%, 01/15/2025	934,000	988,743
Citizens Financial Group, Inc.
3.750%, 07/01/2024	385,000	398,034
4.150%, 09/28/2022(c)	3,754,000	3,912,686
Cooperatieve Rabobank UA
3.950%, 11/09/2022	675,000	705,130
	Principal Amount	Value (Note 2)
Credit Suisse AG
5.400%, 01/14/2020	$277,000	$278,809
Danske Bank A/S
5.000%, 01/12/2022(c)	450,000	474,294
5.375%, 01/12/2024(c)	1,000,000	1,102,913
3M US L + 1.249%, 09/20/2022(a)(c)	1,000,000	1,009,752
3M US L + 1.591%, 12/20/2025(a)(c)	1,000,000	1,015,815
Discover Bank
8.700%, 11/18/2019	953,000	955,365
First Tennessee Bank NA
2.950%, 12/01/2019	2,000,000	2,000,000
SVB Financial Group
5.375%, 09/15/2020	653,000	671,510
Synchrony Bank
3M US L + 0.625%, 03/30/2020(a)	800,000	800,785
UniCredit SpA
7.296%, 04/02/2034(a)(c)	700,000	809,693
Wells Fargo & Co.
3M US L + 0.65%, 09/09/2022(a)	750,000	749,890
3M US L + 1.17%, 06/17/2027(a)	2,000,000	2,069,511
3M US L + 1.17%, 10/30/2030(a)	1,500,000	1,508,298
Total Banks		19,757,385
Biotechnology (0.01%)
Celgene Corp.
3.250%, 08/15/2022	55,000	56,759

Cable & Satellite (1.35%)
Charter Communications Operating LLC / Charter Communications Operating Capital
3.750%, 02/15/2028	2,000,000	2,068,880
4.800%, 03/01/2050	500,000	509,340
4.908%, 07/23/2025	1,355,000	1,495,924
3M US L + 1.65%, 02/01/2024(a)	500,000	514,798
Cox Communications, Inc.
4.700%, 12/15/2042(c)	500,000	538,662
Total Cable & Satellite		5,127,604
Casinos & Gaming (0.01%)
MGM Resorts International
5.250%, 03/31/2020	55,000	55,619

Chemicals (0.27%)
DuPont de Nemours, Inc.
4.725%, 11/15/2028	900,000	1,027,038

Commercial Finance (0.24%)
Park Aerospace Holdings, Ltd.
4.500%, 03/15/2023(c)	850,000	895,050

57 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Communications Equipment (0.82%)
Apple, Inc.
2.200%, 09/11/2029	$1,000,000	$987,196
3.000%, 11/13/2027	2,000,000	2,115,261
Total Communications Equipment		3,102,457
Consumer Finance (3.38%)
Ally Financial, Inc.
3.750%, 11/18/2019	190,000	190,162
4.125%, 03/30/2020	4,000,000	4,037,999
Fiserv, Inc.
2.750%, 07/01/2024	1,200,000	1,227,948
3.500%, 07/01/2029	500,000	528,134
Global Payments, Inc.
3.200%, 08/15/2029	1,000,000	1,023,877
3.800%, 04/01/2021	217,000	221,650
4.450%, 06/01/2028	1,000,000	1,116,324
Synchrony Financial
3.700%, 08/04/2026	1,692,000	1,745,948
5.150%, 03/19/2029	500,000	561,971
3M US L + 1.23%, 02/03/2020(a)	2,225,000	2,229,180
Total Consumer Finance		12,883,193
Diversified Banks (2.86%)
Bank of America Corp.
4.450%, 03/03/2026	2,000,000	2,193,907
3M US L + 1.04%, 12/20/2028(a)	900,000	943,711
Citigroup, Inc.
4.400%, 06/10/2025	2,250,000	2,441,145
1D US SOFR + 0.867%, 11/04/2022(a)	1,000,000	1,002,981
1D US SOFR + 1.422%, 11/05/2030(a)	1,000,000	1,009,578
JPMorgan Chase & Co.
3M US L + 0.935%, 04/25/2023(a)	2,150,000	2,182,074
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	1,025,000	1,118,576
Total Diversified Banks		10,891,972
Electrical Equipment Manufacturing (1.65%)
Amphenol Corp.
2.800%, 02/15/2030	2,000,000	1,976,391
Roper Technologies, Inc.
2.950%, 09/15/2029	2,000,000	2,030,740
Trimble, Inc.
4.750%, 12/01/2024	2,058,000	2,237,977
Total Electrical Equipment Manufacturing		6,245,108
Entertainment Content (0.07%)
Fox Corp.
4.030%, 01/25/2024(c)	250,000	267,343

Exploration & Production (1.57%)
Antero Resources Corp.
5.375%, 11/01/2021	1,750,000	1,570,625
Concho Resources, Inc.
3.750%, 10/01/2027	2,000,000	2,080,872

	Principal Amount	Value (Note 2)
Devon Energy Corp.
5.850%, 12/15/2025	$600,000	$713,849
Occidental Petroleum Corp.
2.600%, 08/13/2021	1,600,000	1,611,228
Total Exploration & Production		5,976,574
Financial Services (1.82%)
Bank of New York Mellon Corp.
3M US L + 1.05%, 10/30/2023(a)	264,000	268,597
Carlyle Finance Subsidiary LLC
3.500%, 09/19/2029(c)	2,000,000	1,992,867
Goldman Sachs Group, Inc.
3M US L + 0.821%, 10/31/2022(a)	359,000	363,866
3M US L + 0.99%, 07/24/2023(a)	100,000	101,671
3M US L + 1.158%, 04/23/2029(a)	1,810,000	1,924,259
Morgan Stanley
2.750%, 05/19/2022	75,000	76,163
Series GMTN
3.125%, 01/23/2023	1,000,000	1,029,430
5.500%, 01/26/2020	248,000	249,989
State Street Corp.
1D US SOFR + 0.94%, 11/01/2025(a)	750,000	754,139
TD Ameritrade Holding Corp.
3M US L + 0.43%, 11/01/2021(a)	100,000	100,173
Total Financial Services		6,861,154
Food & Beverage (1.95%)
Anheuser-Busch InBev Worldwide, Inc.
3.650%, 02/01/2026	500,000	536,775
4.000%, 01/17/2043	1,920,000	2,032,880
4.900%, 02/01/2046	500,000	597,867
Campbell Soup Co.
3.300%, 03/19/2025	2,500,000	2,565,443
3.800%, 08/02/2042	300,000	290,027
4.150%, 03/15/2028	950,000	1,025,531
3M US L + 0.50%, 03/16/2020(a)	250,000	250,207
Molson Coors Brewing Co.
2.250%, 03/15/2020	100,000	100,041
Total Food & Beverage		7,398,771
Hardware (1.38%)
EMC Corp.
2.650%, 06/01/2020	5,263,000	5,269,579

Health Care Facilities & Services (2.85%)
Cigna Corp.
Series WI
3M US L + 0.65%, 09/17/2021(a)	2,895,000	2,895,477
3.875%, 10/15/2047(c)	2,728,000	2,677,292
4.125%, 09/15/2020(c)	500,000	508,943
4.500%, 02/25/2026(c)	450,000	490,153

58 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
HCA, Inc.
4.125%, 06/15/2029	$500,000	$531,003
4.500%, 02/15/2027	180,000	194,654
5.250%, 04/15/2025	1,452,000	1,621,536
5.250%, 06/15/2049	1,500,000	1,667,427
6.250%, 02/15/2021	200,000	210,000
Total Health Care Facilities & Services		10,796,485
Integrated Oils (1.35%)
Husky Energy, Inc.
7.250%, 12/15/2019	5,100,000	5,123,430

Machinery Manufacturing (0.26%)
Dover Corp.
2.950%, 11/04/2029	500,000	507,975
Ingersoll-Rand Luxembourg Finance SA
2.625%, 05/01/2020	480,000	481,292
Total Machinery Manufacturing		989,267
Managed Care (0.28%)
Anthem, Inc.
3.650%, 12/01/2027	1,000,000	1,058,713

Medical Equipment & Devices Manufacturing (0.54%)
Alcon Finance Corp.
3.000%, 09/23/2029(c)	1,000,000	1,021,298
3.800%, 09/23/2049(c)	1,000,000	1,043,438
Total Medical Equipment & Devices Manufacturing		2,064,736
Pharmaceuticals (1.04%)
AbbVie, Inc.
3.600%, 05/14/2025	600,000	628,925
Bristol-Myers Squibb Co.
4.250%, 10/26/2049(c)	500,000	586,547
Elanco Animal Health, Inc.
3.912%, 08/27/2021	820,000	842,238
4.272%, 08/28/2023	1,604,000	1,681,158
4.900%, 08/28/2028	200,000	217,628
Total Pharmaceuticals		3,956,496
Pipeline (3.60%)
Enable Midstream Partners LP
4.150%, 09/15/2029	500,000	472,738
4.400%, 03/15/2027	1,000,000	991,708
4.950%, 05/15/2028	900,000	922,590
Energy Transfer Operating LP
4.250%, 03/15/2023	347,000	364,034
5.150%, 02/01/2043	800,000	818,927
5.875%, 01/15/2024	2,240,000	2,489,129
7.500%, 10/15/2020	745,000	781,869
Kinder Morgan, Inc.
3.050%, 12/01/2019	90,000	90,063
Midwest Connector Capital Co. LLC
3.625%, 04/01/2022(c)	1,145,000	1,177,407
3.900%, 04/01/2024(c)	300,000	316,097
MPLX LP
5.250%, 01/15/2025(c)	950,000	998,808
3M US L + 0.90%, 09/09/2021(a)	400,000	401,582
	Principal Amount	Value (Note 2)
ONEOK Partners LP
5.000%, 09/15/2023	$55,000	$59,979
Plains All American Pipeline LP / PAA
Finance Corp.
2.600%, 12/15/2019	1,429,000	1,429,038
5.750%, 01/15/2020	2,341,000	2,356,338
Total Pipeline		13,670,307
Real Estate (0.33%)
American Tower Corp.
5.900%, 11/01/2021	100,000	107,393
Reckson Operating Partnership LP
7.750%, 03/15/2020	1,117,000	1,138,753
Total Real Estate		1,246,146
Refining & Marketing (0.65%)
Marathon Petroleum Corp.
5.125%, 12/15/2026	1,713,000	1,959,220
Phillips 66
3M US L + 0.75%, 04/15/2020(a)(c)	500,000	500,180
Total Refining & Marketing		2,459,400
Retail - Consumer Discretionary (0.05%)
Lowe's Cos., Inc.
4.625%, 04/15/2020	200,000	200,349

Retail - Consumer Staples (0.10%)
Sysco Corp.
3.300%, 07/15/2026	355,000	375,086

Semiconductors (0.25%)
Microchip Technology, Inc.
3.922%, 06/01/2021	926,000	948,679

Software & Services (0.29%)
IHS Markit, Ltd.
4.250%, 05/01/2029	1,000,000	1,086,040

Supermarkets & Pharmacies (0.67%)
Kroger Co.
2.650%, 10/15/2026	2,360,000	2,364,501
6.150%, 01/15/2020	176,000	177,444
Total Supermarkets & Pharmacies		2,541,945
Transportation & Logistics (1.68%)
Penske Truck Leasing Co. Lp / PTL
Finance Corp.
3.050%, 01/09/2020(c)	4,625,000	4,629,415
3.200%, 07/15/2020(c)	992,000	998,370
3.375%, 02/01/2022(c)	767,000	784,437
Total Transportation & Logistics		6,412,222
Utilities (2.14%)
American Water Capital Corp.
3.750%, 09/01/2028	150,000	164,430

59 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

	Principal Amount	Value (Note 2)
Dominion Energy, Inc.
2.500%, 12/15/2019	$600,000	$600,075
2.715%, 08/15/2021	1,000,000	1,009,897
3.071%, 08/15/2024	1,000,000	1,031,716
4.104%, 04/01/2021	250,000	256,709
Exelon Corp.
3.497%, 06/01/2022	1,000,000	1,029,449
3.950%, 06/15/2025	100,000	108,414
5.150%, 12/01/2020	100,000	102,562
NextEra Energy Capital Holdings, Inc.
2.403%, 09/01/2021	1,000,000	1,007,983
Oklahoma Gas & Electric Co.
3.800%, 08/15/2028	150,000	165,256
Piedmont Natural Gas Co., Inc.
3.500%, 06/01/2029	2,450,000	2,636,663
Total Utilities		8,113,154
Wireless Telecommunications Services (1.36%)
AT&T, Inc.
3.875%, 01/15/2026	378,000	404,289
4.300%, 02/15/2030	1,500,000	1,652,699
4.300%, 12/15/2042	500,000	529,919
4.350%, 03/01/2029	1,100,000	1,219,324
4.800%, 06/15/2044	479,000	533,828
3M US L + 0.75%, 06/01/2021(a)	100,000	100,469
Sprint Communications, Inc.
7.000%, 08/15/2020	355,000	366,598
Verizon Communications, Inc.
4.016%, 12/03/2029	306,000	342,334
Total Wireless Telecommunications Services		5,149,460
Wireline Telecommunications Services (0.33%)
CenturyLink, Inc.
Series V
5.625%, 04/01/2020	1,255,000	1,275,394

TOTAL CORPORATE BONDS
(Cost $159,547,994)	163,007,850

GOVERNMENT BONDS (35.91%)
U.S. Treasury Bonds (35.91%)
United States Treasury Bonds
1.625%, 08/15/2029	3,686,000	3,664,474
2.250%, 08/15/2049	5,128,000	5,204,119
2.375%, 05/15/2029	1,345,000	1,426,409
2.625%, 02/15/2029	1,350,000	1,459,714
2.875%, 05/15/2049	11,887,000	13,685,373
3.000%, 05/15/2042	2,000,000	2,309,180
3.375%, 11/15/2048	3,000,000	3,775,840
	Principal Amount	Value (Note 2)
United States Treasury Notes
1.250%, 08/31/2024	$1,719,000	$1,698,184
1.375%, 04/30/2021	10,000,000	9,969,336
1.500%, 08/31/2021	16,059,000	16,043,631
1.500%, 09/30/2021	11,077,000	11,068,346
1.500%, 10/31/2021	11,181,000	11,176,632
1.500%, 09/15/2022	800,000	800,016
1.500%, 09/30/2024	3,675,000	3,670,980
1.625%, 06/30/2021	11,700,000	11,711,426
1.750%, 07/31/2021	15,415,000	15,464,978
1.875%, 06/30/2026	1,234,000	1,255,402
2.250%, 04/30/2021	9,584,000	9,678,530
2.500%, 01/31/2021	5,065,000	5,122,278
2.625%, 07/15/2021	5,000,000	5,088,477
2.875%, 07/31/2025	1,950,000	2,089,280
Total U.S. Treasury Bonds		136,362,605

TOTAL GOVERNMENT BONDS
(Cost $134,807,214)	136,362,605

	Shares	Value (Note 2)
PREFERRED STOCK (1.07%)
Financials (1.07%)
Consumer Finance (0.79%)
Capital One Financial Corp.(d)	120,000	3,015,600

Property & Casualty Insurance (0.28%)
Allstate Corp.(d)	40,000	1,049,200
TOTAL Financials		4,064,800

TOTAL PREFERRED STOCK
(Cost $4,000,000)		4,064,800

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.91%)
Money Market Fund (1.91%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	1.739%	7,240,896	7,240,896

TOTAL SHORT TERM INVESTMENTS
(Cost $7,240,896)			7,240,896

TOTAL INVESTMENTS (101.29%)
(Cost $378,063,754)			$384,593,106

Liabilities In Excess Of Other Assets (-1.29%)			(4,885,708)

NET ASSETS (100.00%)			$379,707,398

60 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Investments	October 31, 2019

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2019 was 1.79%

3M US L - 3 Month LIBOR as of October 31, 2019 was 1.90%

5Y US TI - 5 Year Treasury Yield as of October 31, 2019 was 1.51%

1D US SOFR - 1 Day SOFR as of October 31, 2019 was 1.76%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of October 31, 2019 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Issued with zero coupon.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2019, the aggregate market value of those securities was $28,424,510, representing 7.49% of net assets.
(d)	Perpetual

See Notes to Financial Statements.

61 | October 31, 2019

ALPS | Smith Funds

Statements of Assets and Liabilities	October 31, 2019

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund
ASSETS
Investments, at value	$46,758,590	$384,593,106
Cash	502,500	–
Receivable for investments sold	6,253,476	19,060,682
Receivable for shares sold	141,336	3,570,154
Interest receivable	319,877	2,356,912
Receivable due from advisor	5,042	–
Prepaid expenses and other assets	23,364	33,244
Total Assets	54,004,185	409,614,098
LIABILITIES
Payable for investments purchased	6,998,560	29,336,461
Payable for shares redeemed	544,299	284,250
Investment advisory fees payable	–	126,312
Administration and transfer agency fees payable	23,033	83,448
Distribution and services fees payable	752	5,110
Trustees' fees and expenses payable	385	2,932
Professional fees payable	25,194	29,641
Custody fees payable	3,890	9,236
Accrued expenses and other liabilities	4,556	29,310
Total Liabilities	7,600,669	29,906,700
NET ASSETS	$46,403,516	$379,707,398
NET ASSETS CONSIST OF
Paid-in capital	$45,600,516	$369,240,224
Total distributable earnings	803,000	10,467,174
NET ASSETS	$46,403,516	$379,707,398
INVESTMENTS, AT COST	$46,372,740	$378,063,754

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.25	$10.99
Net Assets	$519,309	$4,121,494
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	50,682	375,054
Class A:
Net Asset Value, offering and redemption price per share	$10.24	$10.99
Net Assets	$470,680	$7,928,750
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	45,949	721,628
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$10.84	$11.63
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.24	$10.97
Net Assets	$497,157	$1,727,060
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	48,553	157,401
Class I:
Net Asset Value, offering and redemption price per share	$10.25	$10.99
Net Assets	$44,916,370	$365,930,094
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,380,143	33,308,262

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

62 | October 31, 2019

ALPS | Smith Funds

Statements of Operations	For the Year Ended October 31, 2019

	ALPS | Smith Short Duration Bond Fund	ALPS | Smith Total Return Bond Fund
INVESTMENT INCOME
Dividends	$4,900	$21,323
Interest	979,283	4,088,663
Total Investment Income	984,183	4,109,986

EXPENSES
Investment advisory fees	121,380	769,204
Administrative fees	54,754	170,444
Transfer agency fees	2,665	5,895
Distribution and service fees
Investor Class	1,305	7,960
Class A	537	5,858
Class C	4,168	3,696
Professional fees	24,536	29,556
Reports to shareholders and printing fees	8,045	18,592
State registration fees	42,719	57,955
Insurance fees	117	297
Custody fees	9,214	18,127
Trustees' fees and expenses	889	3,872
Miscellaneous expenses	8,766	12,222
Total Expenses	279,095	1,103,678
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(1,603)	(2,913)
Class A	(752)	(1,933)
Class C	(1,398)	(458)
Class I	(105,940)	(128,360)
Net Expenses	169,402	970,014
Net Investment Income	814,781	3,139,972
Net realized gain on investments	426,249	4,027,836
Net Realized Gain	426,249	4,027,836
Net change in unrealized appreciation on investments	421,108	6,559,219
Net Change in Unrealized Appreciation	421,108	6,559,219
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	847,357	10,587,055
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,662,138	$13,727,027

See Notes to Financial Statements.

63 | October 31, 2019

ALPS | Smith Short Duration Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
OPERATIONS
Net investment income	$814,781	$67,054
Net realized gain	426,249	13,253
Net change in unrealized appreciation/(depreciation)	421,108	(35,258)
Net Increase in Net Assets Resulting from Operations	1,662,138	45,049

DISTRIBUTIONS
From distributable earnings
Investor Class	(10,717)	(1,963)
Class A	(4,962)	(522)
Class C	(6,391)	(756)
Class I	(813,500)	(65,377)
Net Decrease in Net Assets from Distributions	(835,570)	(68,617)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	258,218	489,983
Class A	369,919	110,000
Class C	131,126	370,324
Class I	41,853,588	13,575,852
Dividends reinvested
Investor Class	10,000	1,963
Class A	4,473	522
Class C	5,616	612
Class I	440,376	57,800
Shares redeemed
Investor Class	(252,456)	(106)
Class A	(18,487)	–
Class C	(20,155)	–
Class I	(11,777,876)	(10,776)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	31,004,342	14,596,174

Net increase in net assets	31,830,910	14,572,606

NET ASSETS
Beginning of year	14,572,606	–
End of year	$46,403,516	$14,572,606

See Notes to Financial Statements.

64 | October 31, 2019

ALPS | Smith Total Return Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
OPERATIONS
Net investment income	$3,139,972	$67,159
Net realized gain	4,027,836	5,213
Net change in unrealized appreciation/(depreciation)	6,559,219	(29,867)
Net Increase in Net Assets Resulting from Operations	13,727,027	42,505

DISTRIBUTIONS
From distributable earnings
Investor Class	(58,353)	(1,152)
Class A	(42,792)	(709)
Class C	(5,589)	(471)
Class I	(3,126,201)	(67,091)
Net Decrease in Net Assets from Distributions	(3,232,935)	(69,423)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class	7,455,767	344,001
Class A	8,877,480	135,000
Class C	1,700,810	120,000
Class I	358,733,093	10,469,043
Dividends reinvested
Investor Class	56,025	1,152
Class A	40,890	709
Class C	5,571	471
Class I	2,384,296	65,897
Shares redeemed
Investor Class	(3,982,563)	–
Class A	(1,263,173)	–
Class C	(111,542)	–
Class I	(15,780,343)	(12,360)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	358,116,311	11,123,913

Net increase in net assets	368,610,403	11,096,995

NET ASSETS
Beginning of year	11,096,995	–
End of year	$379,707,398	$11,096,995

See Notes to Financial Statements.

65 | October 31, 2019

ALPS | Smith Short Duration Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.07
Net realized and unrealized gain/(loss)	0.27	(0.04)
Total from investment operations	0.50	0.03

DISTRIBUTIONS:
From net investment income	(0.22)	(0.05)
From net realized gains	(0.01)	–
Total distributions	(0.23)	(0.05)

Net increase/(decrease) in net asset value	0.27	(0.02)
Net asset value, end of year	$10.25	$9.98
TOTAL RETURN(b)	5.04%	0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$519	$491
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.10%	2.79	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.76%	0.89	%(c)
Ratio of net investment income to average net assets	2.22%	1.93	%(c)
Portfolio turnover rate(d)	639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

66 | October 31, 2019

ALPS | Smith Short Duration Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.06
Net realized and unrealized gain/(loss)	0.27	(0.03)
Total from investment operations	0.49	0.03

DISTRIBUTIONS:
From net investment income	(0.22)	(0.05)
From net realized gains	(0.01)	–
Total distributions	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	–
Net increase/(decrease) in net asset value	0.26	(0.02)
Net asset value, end of year	$10.24	$9.98
TOTAL RETURN(c)	4.96%	0.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$471	$110
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.09%	4.28	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.74%	0.89	%(d)
Ratio of net investment income to average net assets	2.17%	1.86	%(d)
Portfolio turnover rate(e)	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

67 | October 31, 2019

ALPS | Smith Short Duration Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.05
Net realized and unrealized gain/(loss)	0.27	(0.04)
Total from investment operations	0.42	0.01

DISTRIBUTIONS:
From net investment income	(0.15)	(0.03)
From net realized gains	(0.01)	–
Total distributions	(0.16)	(0.03)

Net increase/(decrease) in net asset value	0.26	(0.02)
Net asset value, end of year	$10.24	$9.98
TOTAL RETURN(b)	4.19%	0.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$497	$370
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.83%	3.54	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.49%	1.48	%(c)
Ratio of net investment income to average net assets	1.48%	1.35	%(c)
Portfolio turnover rate(d)	639%	266%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

68 | October 31, 2019

ALPS | Smith Short Duration Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$9.99	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.08
Net realized and unrealized gain/(loss)	0.26	(0.03)
Total from investment operations	0.51	0.05

DISTRIBUTIONS:
From net investment income	(0.25)	(0.06)
From net realized gains	(0.01)	–
Total distributions	(0.26)	(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.01	0.00	(b)
Net increase/(decrease) in net asset value	0.26	(0.01)
Net asset value, end of year	$10.25	$9.99
TOTAL RETURN(c)	5.21%	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$44,916	$13,601
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.82%	1.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	2.46%	2.36	%(d)
Portfolio turnover rate(e)	639%	266%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

69 | October 31, 2019

ALPS | Smith Total Return Bond Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.07
Net realized and unrealized gain	0.95	0.03
Total from investment operations	1.17	0.10

DISTRIBUTIONS:
From net investment income	(0.21)	(0.05)
From net realized gains	(0.02)	–
Total distributions	(0.23)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	–
Net increase in net asset value	0.94	0.05
Net asset value, end of year	$10.99	$10.05
TOTAL RETURN(c)	11.77%	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,121	$345
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.07%	2.97	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.96%	1.07	%(d)
Ratio of net investment income to average net assets	2.05%	2.20	%(d)
Portfolio turnover rate(e)	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

70 | October 31, 2019

ALPS | Smith Total Return Bond Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.05	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.07
Net realized and unrealized gain	0.97	0.03
Total from investment operations	1.18	0.10

DISTRIBUTIONS:
From net investment income	(0.22)	(0.05)
From net realized gains	(0.02)	–
Total distributions	(0.24)	(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	–
Net increase in net asset value	0.94	0.05
Net asset value, end of year	$10.99	$10.05
TOTAL RETURN(c)	11.79%	1.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,929	$136
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.05%	3.96	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.95%	1.07	%(d)
Ratio of net investment income to average net assets	1.91%	2.10	%(d)
Portfolio turnover rate(e)	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

71 | October 31, 2019

ALPS | Smith Total Return Bond Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.05
Net realized and unrealized gain	0.97	0.03
Total from investment operations	1.10	0.08

DISTRIBUTIONS:
From net investment income	(0.15)	(0.04)
From net realized gains	(0.02)	–
Total distributions	(0.17)	(0.04)

Net increase in net asset value	0.93	0.04
Net asset value, end of year	$10.97	$10.04
TOTAL RETURN(b)	10.98%	0.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,727	$121
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.79%	4.69	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.67%	1.67	%(c)
Ratio of net investment income to average net assets	1.20%	1.49	%(c)
Portfolio turnover rate(d)	489%	345%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

72 | October 31, 2019

ALPS | Smith Total Return Bond Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$10.04	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.09
Net realized and unrealized gain	0.97	0.02
Total from investment operations	1.21	0.11

DISTRIBUTIONS:
From net investment income	(0.24)	(0.07)
From net realized gains	(0.02)	–
Total distributions	(0.26)	(0.07)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	–
Net increase in net asset value	0.95	0.04
Net asset value, end of year	$10.99	$10.04
TOTAL RETURN(c)	12.19%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$365,930	$10,495
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.76%	2.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	2.22%	2.64	%(d)
Portfolio turnover rate(e)	489%	345%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

73 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2019 (Unaudited)

Global Equity Markets – Fiscal Year End 2019

Over the last year, public market participants have experienced both extreme lows and extreme highs. Following the 20% drawdown of Q4 2018, US public equities quickly roared back and as of this writing have managed to push into new highs. The US market has outperformed international markets over the recent periods and we expect this to persist. Meanwhile, macro warning signs are much more prevalent outside of the US, with slowing growth and negative interest rates in much of the rest of the developed world.

And then there is China – afflicted by the ever-present trade war that is constantly nearly resolved and also never ending. Chinese equity markets appear to have bottomed out just a couple of months prior to US equities, more a result of multiple (a valuation metric which is typically a multiple of earnings, cash flow, sales, or other recurring financial metric) compression than any significant earnings recession. We remain cautious with regard to this situation – we believe it is better to wait and see than take it on the chin in this erratic climate.

Domestically, we are seeing both good and bad. Manufacturing is contracting and the yield curve has inverted which is typically a leading recessing indicator in a late cycle. We are also seeing high asset prices, implying significantly discounted future growth while being pushed ever higher by yield chasing investors. On the good side, unemployment continues to taper (albeit at a slower rate), consumer sentiment remains strong, and the housing market continues to push through. We do not think that a recession is imminent, although the prospects are slowly growing.

Global Private Markets – Fiscal Year End 2019

Private markets remain a beacon of light in a more stressed landscape. The reason for this is multi-faceted – (1) we continue to see solid growth in private markets as underlying fundamentals remain strong; (2) private funds have long time horizons and able to withstand the volatility that results from short-term thinking; (3) private company valuations are much more reasonable than comparable public companies.

Over the last year, we have seen PE managers raise larger and larger successor funds, and successfully invest that money into an array of deals. The general feeling in the PE world is that we are very late cycle, and as such we are seeing managers become more value oriented, choosing complexity and operational improvements over growth investing. Most visibly, this can be seen by Brookfield’s recent purchase of Oaktree – a well-known distressed investment firm. Beyond the obvious great cultural and product fit, the move signals a big step in Brookfield’s preparation for a possible downturn.

While we do see high valuations in the large/mega cap leveraged buyout market as too much money competes for too few deals, we believe this is the exception even if it gets the most media attention. The majority of private equity, and our focus, targets small- and mid-market firms which historically have been more reasonably priced. It is important to keep perspective as well –

the $6 trillion of global managed private assets account for a relatively small percentage of the approximately $90 trillion of global public assets.

As previously mentioned, private valuations continue to look very favorable compared to the public markets in small- and mid-market. According to Bloomberg as of 9/30/2019, small- and mid-cap private equity buyout transactions were valued at 11.6 times EV/EBITDA (enterprise value divided by earnings before interest, taxes, depreciation and amortization) compared to 14.6 times EV/EBITDA of the Russell 2000 Index, an implied discount of over 20%.

With debt levels sharply lower than pre-financial crisis levels and private valuations lower than public market equivalents, we believe that as global growth slows and uncertainty grows private equity is well positioned for an increase in public market volatility.

Fiscal Year End 2019 Portfolio Review

The ALPS|Red Rocks Listed Private Equity Fund Investor shares (LPEFX) outperformed its benchmark for the fiscal year. For the 12-month period ending 10/31/2019, the Fund returned 18.77%, compared with 13.35% and 14.17% for the MSCI World Index (the fund’s primary benchmark) and the Global Listed Private Equity Index, respectively. Over longer investment periods as of fiscal year end, the fund outperformed its primary benchmark with 10-year annualized returns of 11.49% compared to 10.09% for the MSCI World Index.

During the period, we added five firms and exited 11 positions and ended with 39 companies in the portfolio.

Net contributors to performance for the period included:

•	The Blackstone Group Inc
•	Intermediate Capital Group Plc
•	3i Group Plc

Net detractors to performance for the period included:

•	Aurelius Equity Opportunities SE & Co KGaA
•	Schouw & Co
•	Riverstone Energy Ltd

Outlook

Given the current market environment, we have made several adjustments to the portfolio. The first is a concerted effort to grow our position in US companies as we continue to see relative strength in the American economy and expect the dollar to continue to appreciate. Consider that US treasuries are a global safe haven and also one of the highest yielding sovereign bonds – we believe that money will continue to flow in this direction.

Next, we have increased our exposure to private equity fund of fund holdings. This structure offers excellent diversification benefits and risk-adjusted returns, which has historically performed well with low correlation to public markets.

74 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2019 (Unaudited)

Lastly, we expect to lower our allocation to alternative asset managers. Alternative asset managers significantly outperformed broad public equities over the period as growth of assets under management, fee economics, and C-Corp conversions provided strong performance tailwinds.

We increased our weighting to these private equity asset managers during the past year to capitalize on these tailwinds and the strategy has proven better than we had expected, and so we feel prudence dictates a degree of caution even though we expect this industry to continue to outperform long-term.

In summary, with time and experience we have gained confidence in our ability to adjust this portfolio for any market environment. With the secular growth of private capital, we believe that private equity will continue to offer higher risk-adjusted returns than public markets. Currently, lower valuations in small cap buyouts offer safer investments, and as more money pours into the private arena, we expect valuations to converge over time providing a healthy return from current levels. Furthermore, the private equity investment model of buying companies, improving them, and selling them has inherent advantages to investing in public markets such as alignment of interests, a patient investment outlook, and a long-term focus on value creation.

As we have mentioned in prior commentaries, the potential risks of BREXIT, ongoing trade conflicts, the current US political climate, and a strong dollar may impact the performance of the fund, however, we do not believe these risks are limited to our style of investing.

In closing, we continue to believe that the fund can provide attractive risk-adjusted returns for investors over longer investment horizons.

We appreciate your continued interest in the fund and listed private equity.

Andrew Drummond	Kirk McCown, CFA	Wyck Brown, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Red Rocks Capital, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

75 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year+	3 Year	5 Year	10 Year	Total Expense Ratio	What You Pay*
Investor# (NAV)	18.77%	13.92%	9.57%	11.49%	1.80%	1.80%
Class A (NAV)	18.64%	13.88%	9.55%	11.47%	1.82%	1.82%
Class A (MOP)	12.04%	11.73%	8.33%	10.85%
Class C (NAV)	17.83%	13.01%	8.77%	10.64%	2.46%	2.46%
Class C (CDSC)	16.83%	13.01%	8.77%	10.64%
Class I	18.98%	14.16%	9.88%	11.81%	1.49%	1.49%
Class R	18.47%	13.66%	9.37%	11.32%	1.91%	1.91%
Morningstar Developed Markets Index[1]	12.94%	12.26%	8.24%	10.31%
MSCI World Index[2]	13.35%	12.49%	8.19%	10.09%
Red Rocks Global Listed Private Equity Index[3]	14.17%	12.74%	9.23%	11.45%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

76 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class C shares.

Fund Inception date of December 31, 2007 for Investor Class, Class I, and Class R; Fund Inception date June 30, 2010 for Class C; Fund Inception date June 12, 2018 for Class A.

[1]	The Morningstar Developed Markets Index is replacing the MSCI World Index as the Fund’s primary index effective December 18, 2019. The Morningstar Developed Market Index measures the performance of developed regional markets targeting the top 97% of stocks by market capitalization. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2020, and Acquired Fund Fees and Expenses of 0.34%. Please see the current prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

77 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2019 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

HarbourVest Global Private Equity, Ltd.	6.12%
Pantheon International PLC Fund	5.12%
Blackstone Group, Inc.	4.89%
IAC/InterActiveCorp	4.73%
3i Group PLC	4.02%
KKR & Co. LP	3.93%
Brookfield Asset Management, Inc.	3.83%
Berkshire Hathaway, Inc.	3.65%
Ares Capital Corp.	3.65%
Brookfield Infrastructure Partners LP	3.17%
Top Ten Holdings	43.11%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

78 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
CLOSED-END FUNDS (23.25%)
HarbourVest Global Private Equity, Ltd.(a)	538,470	$11,580,004
HBM Healthcare Investments AG, Class A	26,075	5,267,687
HgCapital Trust PLC	1,769,359	5,512,129
ICG Enterprise Trust PLC	243,985	2,945,556
NB Private Equity Partners, Ltd.	298,000	4,313,722
Pantheon International PLC Fund(a)	330,659	9,680,039
Princess Private Equity Holding, Ltd.	267,300	3,011,008
3i Infrastructure PLC	450,000	1,669,191

TOTAL CLOSED-END FUNDS
(Cost $34,539,475)		43,979,336

COMMON STOCKS (74.33%)
Communications (10.16%)
Media (10.16%)
IAC/InterActiveCorp(a)	39,370	8,946,833
Liberty Media Corp.-Liberty Formula One, Class A(a)	102,000	4,123,860
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	99,600	4,473,036
Naspers, Ltd., Class N	11,850	1,676,877
		19,220,606

TOTAL COMMUNICATIONS		19,220,606

Diversified (1.35%)
Holding Companies-Diversified Operations (1.35%)
Schouw & Co. AB	35,500	2,547,402

TOTAL DIVERSIFIED		2,547,402

Financials (53.30%)
Diversified Financial Services (27.00%)
Apollo Global Management, Inc.	87,000	3,580,920
Berkshire Hathaway, Inc., Class B(a)	32,500	6,908,850
Blackstone Group, Inc., Class A	174,000	9,249,840
Cannae Holdings, Inc.(a)	142,000	4,146,400
Carlyle Group LP	125,700	3,429,096
Compass Diversified Holdings	92,700	1,914,255
EXOR N.V.	39,200	3,005,229
Intermediate Capital Group PLC	294,500	5,667,878
KKR & Co. LP, Class A	258,000	7,438,140
Partners Group Holding AG	7,350	5,743,741
		51,084,349
Investment Companies (17.80%)
3i Group PLC	521,000	7,613,332
Ares Capital Corp.	377,500	6,908,250
AURELIUS Equity Opportunities SE & Co. KGaA	96,700	3,983,893
	Shares	Value (Note 2)
Investment Companies (continued)
Eurazeo SE	31,097	$2,169,902
FS KKR Capital Corp.	1,035,000	5,909,850
Investor AB, B Shares	75,407	3,868,716
New Mountain Finance Corp.	237,000	3,218,460
		33,672,403
Private Equity (4.67%)
Brederode SA	54,647	4,294,966
Standard Life Private Equity	982,499	4,530,753
		8,825,719
Real Estate (3.83%)
Brookfield Asset Management, Inc., Class A	131,100	7,243,275

TOTAL FINANCIALS		100,825,746

Industrials (6.36%)
Commercial Services (1.44%)
Brookfield Business Partners LP	69,900	2,731,572
Electrical Equipment (0.55%)
Melrose Industries PLC	374,000	1,033,622
Miscellaneous Manufacturers (4.37%)
Aalberts NV	45,800	1,845,638
Colfax Corp.(a)	90,000	3,024,000
Danaher Corp.	24,600	3,390,372
		8,260,010

TOTAL INDUSTRIALS		12,025,204

Utilities (3.16%)
Electric (3.16%)
Brookfield Infrastructure Partners LP	119,400	5,990,298

TOTAL UTILITIES		5,990,298

TOTAL COMMON STOCKS
(Cost $116,694,101)		140,609,256

79 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2019

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.96%)
Money Market Fund (1.96%)
State Street Institutional Treasury Plus Money Market Fund	1.749%	3,718,379	$3,718,379

TOTAL MONEY MARKET FUND			3,718,379

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,718,379)			3,718,379

TOTAL INVESTMENTS (99.54%)
(Cost $154,951,955)			$188,306,971

Other Assets In Excess Of Liabilities (0.46%)			868,529

NET ASSETS (100.00%)			$189,175,500

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

80 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Assets and Liabilities	October 31, 2019

ASSETS
Investments, at value	$188,306,971
Receivable for investments sold	457,603
Receivable for shares sold	373,190
Dividends receivable	505,740
Prepaid expenses and other assets	12,869
Total Assets	189,656,373
LIABILITIES
Payable for shares redeemed	177,766
Investment advisory fees payable	133,809
Administration and transfer agency fees payable	75,654
Distribution and services fees payable	33,271
Trustees' fees and expenses payable	1,746
Professional fees payable	30,339
Custody fees payable	10,163
Accrued expenses and other liabilities	18,125
Total Liabilities	480,873
NET ASSETS	$189,175,500
NET ASSETS CONSIST OF
Paid-in capital	$145,021,327
Total distributable earnings	44,154,173
NET ASSETS	$189,175,500
INVESTMENTS, AT COST	$154,951,955
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.71
Net Assets	$25,061,178
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,251,021
Class A:
Net Asset Value, offering and redemption price per share	$7.67
Net Assets	$790,308
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	103,021
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.12
Class C:
Net Asset Value, offering and redemption price per share(a)	$7.25
Net Assets	$16,255,854
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,242,788
Class I:
Net Asset Value, offering and redemption price per share	$7.84
Net Assets	$141,286,410
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	18,032,603
Class R:
Net Asset Value, offering and redemption price per share	$6.45
Net Assets	$5,781,750
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	897,062

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

81 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statement of Operations	For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$6,230,400
Foreign taxes withheld on dividends	(223,343)
Total Investment Income	6,007,057

EXPENSES
Investment advisory fees	1,687,772
Administrative fees	176,789
Transfer agency fees	237,531
Distribution and service fees
Investor Class	101,945
Class A	1,533
Class C	168,239
Class R	25,827
Professional fees	35,894
Reports to shareholders and printing fees	47,091
State registration fees	81,257
Insurance fees	2,076
Custody fees	42,482
Trustees' fees and expenses	7,332
Miscellaneous expenses	16,196
Total Expenses	2,631,964
Net Investment Income	3,375,093
Net realized gain on investments	16,631,120
Net realized loss on foreign currency transactions	(29,955)
Net Realized Gain	16,601,165
Net change in unrealized appreciation on investments	11,396,690
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	25,804
Net Change in Unrealized Appreciation	11,422,494
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	28,023,659
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,398,752

See Notes to Financial Statements.

82 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
OPERATIONS
Net investment income	$3,375,093	$2,431,165
Net realized gain	16,601,165	10,111,854
Net change in unrealized appreciation/(depreciation)	11,422,494	(24,093,588)
Net Increase/(Decrease) in Net Assets Resulting from Operations	31,398,752	(11,550,569)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(1,366,268)	(6,193,061)
Class A(b)	(1,424)	–
Class C	(682,401)	(2,314,637)
Class I	(7,051,747)	(16,927,864)
Class R	(235,847)	(598,880)
Net Decrease in Net Assets from Distributions	(9,337,687)	(26,034,442)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	6,040,727	12,212,424
Class A(b)	1,245,481	10,000
Class C	797,221	4,958,534
Class I	45,545,121	92,888,080
Class R	1,188,158	1,900,543
Dividends reinvested
Investor Class(a)	1,088,789	5,142,819
Class A(b)	1,283	–
Class C	523,242	1,683,239
Class I	5,458,126	13,931,101
Class R	235,270	590,986
Shares redeemed, net of redemption fees
Investor Class(a)	(21,243,636)	(29,194,838)
Class A(b)	(572,568)	–
Class C	(5,843,300)	(3,446,709)
Class I	(99,688,970)	(45,851,923)
Class R	(1,010,240)	(1,217,147)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(66,235,296)	53,607,109

Net increase/(decrease) in net assets	(44,174,231)	16,022,098

NET ASSETS
Beginning of year	233,349,731	217,327,633
End of year	$189,175,500	$233,349,731

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

83 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$6.79	$8.05	$6.29	$6.76	$6.61
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12	0.06	0.12	0.06	0.05
Net realized and unrealized gain/(loss)	1.09	(0.37)	1.74	(0.04)	0.34
Total from investment operations	1.21	(0.31)	1.86	0.02	0.39
DISTRIBUTIONS:
From net investment income	(0.06)	(0.70)	(0.10)	(0.22)	(0.22)
From net realized gains	(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(0.29)	(0.95)	(0.10)	(0.49)	(0.24)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	0.92	(1.26)	1.76	(0.47)	0.15
Net asset value, end of year	$7.71	$6.79	$8.05	$6.29	$6.76
TOTAL RETURN(d)	18.77%	(4.23)%	29.97%	0.76%	6.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,061	$35,775	$55,538	$128,920	$193,561
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.44%	1.40%	1.38%	1.47%	1.47%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.44%	1.40%	1.38%	1.47%	1.47%
Ratio of net investment income to average net assets(e)	1.71%	0.86%	1.63%	1.07%	0.72%
Portfolio turnover rate(f)	28%	29%	31%	30%	37%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

84 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$6.79	$7.23

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.01
Net realized and unrealized gain/(loss)	0.99	(0.45)
Total from investment operations	1.19	(0.44)

DISTRIBUTIONS:
From net investment income	(0.08)	–
From net realized gains	(0.23)	–
Total distributions	(0.31)	–

Net increase/(decrease) in net asset value	0.88	(0.44)
Net asset value, end of year	$7.67	$6.79
TOTAL RETURN(b)	18.64%	(6.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$790	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	1.48%	1.48	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	1.48%	1.48	%(d)
Ratio of net investment income to average net assets	2.74%	0.37	%(d)
Portfolio turnover rate(e)	28%	29%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

85 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$6.41	$7.66	$6.04	$6.53	$6.43
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.01	0.06	0.03	0.00 (b)
Net realized and unrealized gain/(loss)	1.03	(0.34)	1.65	(0.03)	0.32
Total from investment operations	1.09	(0.33)	1.71	–	0.32
DISTRIBUTIONS:
From net investment income	(0.02)	(0.67)	(0.09)	(0.22)	(0.20)
From net realized gains	(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(0.25)	(0.92)	(0.09)	(0.49)	(0.22)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	–	0.00 (b)	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	0.84	(1.25)	1.62	(0.49)	0.10
Net asset value, end of year	$7.25	$6.41	$7.66	$6.04	$6.53
TOTAL RETURN(c)	17.83%	(4.88)%	28.79%	0.34%	5.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$16,256	$18,847	$18,981	$14,784	$19,300
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.16%	2.12%	2.13%	2.16%	2.12%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.16%	2.12%	2.13%	2.16%	2.12%
Ratio of net investment income to average net assets(d)	0.86%	0.15%	0.83%	0.49%	0.06%
Portfolio turnover rate(e)	28%	29%	31%	30%	37%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

86 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$6.92	$8.18	$6.39	$6.83	$6.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.09	0.13	0.09	0.07
Net realized and unrealized gain/(loss)	1.10	(0.37)	1.76	(0.03)	0.34
Total from investment operations	1.23	(0.28)	1.89	0.06	0.41
DISTRIBUTIONS:
From net investment income	(0.08)	(0.73)	(0.10)	(0.23)	(0.23)
From net realized gains	(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(0.31)	(0.98)	(0.10)	(0.50)	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net increase/(decrease) in net asset value	0.92	(1.26)	1.79	(0.44)	0.16
Net asset value, end of year	$7.84	$6.92	$8.18	$6.39	$6.83
TOTAL RETURN(c)	18.98%	(3.87)%	30.09%	1.27%	6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$141,286	$174,034	$138,572	$180,892	$287,741
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.19%	1.15%	1.16%	1.18%	1.16%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.19%	1.15%	1.16%	1.18%	1.16%
Ratio of net investment income to average net assets(d)	1.80%	1.15%	1.85%	1.48%	1.02%
Portfolio turnover rate(e)	28%	29%	31%	30%	37%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

87 | October 31, 2019

ALPS | Red Rocks Listed Private Equity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$5.75	$6.97	$5.48	$5.96	$5.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.04	0.09	0.06	0.03
Net realized and unrealized gain/(loss)	0.90	(0.30)	1.50	(0.05)	0.31
Total from investment operations	0.99	(0.26)	1.59	0.01	0.34
DISTRIBUTIONS:
From net investment income	(0.06)	(0.71)	(0.10)	(0.22)	(0.23)
From net realized gains	(0.23)	(0.25)	–	(0.27)	(0.02)
Total distributions	(0.29)	(0.96)	(0.10)	(0.49)	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	–	–	0.00 (b)
Net increase/(decrease) in net asset value	0.70	(1.22)	1.49	(0.48)	0.09
Net asset value, end of year	$6.45	$5.75	$6.97	$5.48	$5.96
TOTAL RETURN(c)	18.47%	(4.31)%	29.51%	0.67%	5.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,782	$4,684	$4,236	$2,852	$3,068
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.61%	1.57%	1.56%	1.63%	1.60%
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.61%	1.57%	1.56%	1.63%	1.60%
Ratio of net investment income to average net assets(d)	1.51%	0.70%	1.43%	1.05%	0.52%
Portfolio turnover rate(e)	28%	29%	31%	30%	37%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

88 | October 31, 2019

ALPS | WMC Research Value Fund

Management Commentary	October 31, 2019 (Unaudited)

Market Commentary

US equities, as measured by the S&P 500 Index, posted positive results over the trailing 12-month period ending October 31, 2019. Towards the end of 2018, volatility was elevated as markets contended with a confluence of moderating growth, tighter liquidity and monetary policy, trade uncertainty, swelling fiscal deficits, and political turmoil. The Federal Reserve (Fed) raised its benchmark interest rate by 0.25% in December.

During the first quarter of 2019, US equities rallied to their largest quarterly gain since 2009, buoyed by a dovish shift in Fed policy and guidance, optimism for a US-China trade deal, relatively strong fourth-quarter earnings, and corporate buybacks. The Fed left its benchmark interest rate unchanged during the quarter, signaling a more patient approach toward future policy-rate adjustments in response to slowing economic growth and muted inflation. By the summer of 2019, unresolved US trade frictions with China, Mexico, Japan, and the EU unsettled markets and raised concerns about the potential risks to US economic growth from increasing cost pressures, supply chain disruptions, and waning business confidence and investment plans.

In the third quarter of 2019, US equities rose for the third consecutive quarter with the US economy remaining resilient despite elevated geopolitical uncertainties and slowing global growth. US-China trade relations were particularly volatile in the absence of meaningful compromises on key structural issues, and expectations for a protracted trade war and the potential for a longer-term decoupling of the world’s two largest economies has eroded consumer and business confidence and curtailed capital spending. The Fed lowered its benchmark interest rate in July and September by a combined 0.50% in effort to sustain economic expansion and mitigate the risks of moderating growth and trade frictions.

In the final month, the Fed lowered interest rates for a third time in 2019 by 0.25% and signaled its intention to pause further changes in policy. US and China made progress towards finalizing sections of a “phase one” trade agreement.

Within the Russell 1000 Value Index, ten of the eleven sectors posted positive absolute returns during the period, with the real estate and utilities sectors gaining the most.

Fund Review

On a gross-of-fee basis, the Fund outperformed its benchmark, the Russell 1000 Value Index, for the period.

Stock selection contributed to relative returns, as decisions in the information technology, financials, and materials sectors outweighed weaker stock selection in the utilities and consumer staples sectors.

Top contributors to relative performance for the period included Johnson & Johnson (health care, not held), American Tower (real estate), and Sempra Energy (utilities). Not holding Johnson & Johnson, a developer of medical devices, pharmaceuticals and consumer packaged goods, was the top contributor to relative performance. Shares were weak as concerns about lawsuits the company faces regarding its talc-based baby powder and its alleged role in the opioid crisis weighed on the stock. Out of benchmark holding American Tower, a US-based telecom tower Real Estate Investment Trust (REIT), rose at the end of July after reporting solid second quarter earnings driven by an increase in organic tenant billings growth in the US and sustained momentum across international operations. Our overweight to Sempra Energy, an electric and natural gas infrastructure company, aided relative performance as the company benefited from having less wildfire exposure than other California utilities due to extensive out-of-state holdings and many years of fire preparation.

Top detractors from relative performance included TD Ameritrade (financials), Teva Pharmaceutical Industries (health care), and AT&T (communication services, not held). TD Ameritrade, an online brokerage company, was the top detractor during the period. Shares fell sharply towards the end of the period, after market leader Charles Schwab announced plans to eliminate commissions on US stocks, ETFs and options. The escalating price war among online brokerages directly affects TD Ameritrade, as a significant portion of its revenue comes from commissions and fees. Our out-of-benchmark position in Teva, a global pharmaceutical company, detracted from performance as shares sold off in response to the expansion of a 2016 lawsuit alleging industry price-fixing. Shares recently rebounded slightly after announcing a cash settlement over its role in the production and manufacturing of opioids in Ohio and reaching an agreement for a global settlement framework that would not require an admission of liability. We eliminated our position towards the end of the period. Not holding AT&T, a global telecom, media, and technology services company, detracted from performance as shares rose towards the end of the period following third quarter results that were mixed, but investors were encouraged by the company’s 3-year financial forecast and capital allocation plan. Shares also benefited from a sizeable position by an activist investor, who encouraged a strategic review of assets for disposal and changes in board composition.

Strategy and Outlook

Our US macroeconomic team believes that US consumers, while facing trade-related risks and a potential spike in oil prices, are still buoying the economy. Meanwhile, US manufacturing is bearing the brunt of the trade war, and until that uncertainty is lifted, we suspect it could weaken further and eventually may impact the US consumer. We continue to believe that the US economy is positioned favorably relative to other developed economies. However, higher political uncertainty and the potential increased probability of a progressive Democrat in office in 2021 present downside risk for equity markets, in our view.

Looking ahead, our Global Industry Analysts remain focused on fundamental, bottom-up stock selection with an eye on how the macro-economic outlook will affect the companies in which they invest. We continue to identify themes and opportunities that will shape future investment decisions.

89 | October 31, 2019

ALPS | WMC Research Value Fund

Management Commentary	October 31, 2019 (Unaudited)

We continue to seek companies dedicated to ground-breaking innovation or the provision of value, i.e., high-quality health care at a lower cost. It’s our view that while some companies will clearly thrive in this environment, others will struggle to meet ever-increasing standards of performance. We continue to be excited about the potential for further advancements in innovation, and we do expect the market to ultimately pay for the life-saving new drugs that are being developed. We are also focused on companies that should benefit from demographic trends. The aging population in the developed world and increasing global wealth should lead to more demand for health care treatment (drugs, devices, services, etc.). We established new positions in Pfizer, Eli Lilly, and Anthem.

Within consumer staples, we have continued to reposition away from riskier areas of the sector to more stable, long-term compounding companies. We hold market leaders across the food and beverages and household products industries, which we believe have strong balance sheets and durable business models. We eliminated Philip Morris, initiated a position in Procter & Gamble and added to our position in Coca-Cola.

Mary L. Pryshlak, CFA

Senior Managing Director, Partner, and

Director of Global Industry Research

Jonathan G. White, CFA

Managing Director and Director, Research Portfolios

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Wellington Management Company, LLP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

90 | October 31, 2019

ALPS | WMC Research Value Fund

Performance Update	October 31, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year+	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	11.15%	9.01%	6.29%	10.63%	9.53%	1.53%	1.15%
Class A (NAV)	11.15%	9.01%	6.29%	10.63%	9.53%	1.57%	1.15%
Class A (MOP)	5.00%	6.96%	5.09%	10.01%	9.40%
Class C (NAV)	10.34%	8.20%	5.50%	9.81%	8.72%	2.28%	1.90%
Class C (CDSC)	9.35%	8.20%	5.50%	9.81%	8.72%
Class I	11.33%	9.29%	6.54%	10.90%	9.78%	1.28%	0.90%
Russell 1000® Value Index[1]	11.21%	10.51%	7.61%	11.96%	–
S&P 500® Total Return Index[2]	14.33%	14.91%	10.78%	13.70%	–

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

91 | October 31, 2019

ALPS | WMC Research Value Fund

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Investor Class shares, calculated using the fees and expenses of Class C shares.

Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

The performance shown for the ALPS | WMC Research Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date August 10, 1971 for Investor Class, November 2, 1998 for Class I, June 30, 2010 for Class C and June 12, 2018 for Class A.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Bank of America Corp.	4.06%
Verizon Communications, Inc.	3.94%
JPMorgan Chase & Co.	3.83%
Procter & Gamble Co.	3.35%
Exxon Mobil Corp.	2.79%
Pfizer, Inc.	2.60%
McDonald's Corp.	2.51%
Comcast Corp.	1.93%
United Technologies Corp.	1.91%
Coca-Cola Co.	1.87%
Top Ten Holdings	28.79%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

92 | October 31, 2019

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
COMMON STOCKS (98.82%)
Communication Services (8.34%)
Media & Entertainment (4.40%)
Charter Communications, Inc., Class A(a)	755	$353,234
Cinemark Holdings, Inc.	4,752	173,923
Comcast Corp., Class A	36,701	1,644,939
Electronic Arts, Inc.(a)	1,753	168,989
Liberty Media Corp.-Liberty Formula One, Class C(a)	4,908	208,590
New York Times Co., Class A	4,230	130,707
Take-Two Interactive Software, Inc.(a)	476	57,287
Walt Disney Co.	7,853	1,020,262
		3,757,931
Telecommunication Services (3.94%)
Verizon Communications, Inc.	55,645	3,364,853

TOTAL COMMUNICATION SERVICES		7,122,784

Consumer Discretionary (5.62%)
Consumer Durables & Apparel (0.37%)
Under Armour, Inc., Class A(a)	15,058	310,948

Consumer Services (3.31%)
Houghton Mifflin Harcourt Co.(a)	9,262	59,833
Hyatt Hotels Corp., Class A	6,059	452,850
McDonald's Corp.	10,882	2,140,489
MGM Resorts International	6,085	173,422
		2,826,594
Retailing (1.94%)
Expedia Group, Inc.	2,288	312,678
Lowe's Cos., Inc.	4,500	502,245
TJX Cos., Inc.	14,596	841,459
		1,656,382

TOTAL CONSUMER DISCRETIONARY		4,793,924

Consumer Staples (8.92%)
Food & Staples Retailing (1.70%)
Wal-Mart Stores, Inc.	12,374	1,450,975

Food, Beverage & Tobacco (3.87%)
Coca-Cola Co.	29,336	1,596,758
Lamb Weston Holdings, Inc.	3,416	266,585
Mondelez International, Inc., Class A	27,414	1,437,864
		3,301,207
	Shares	Value (Note 2)
Household & Personal Products (3.35%)
Procter & Gamble Co.	22,958	$2,858,501

TOTAL CONSUMER STAPLES		7,610,683

Energy (8.27%)
Energy (8.27%)
BP PLC, Sponsored ADR	7,803	295,812
Chevron Corp.	10,534	1,223,419
Concho Resources, Inc.	2,615	176,565
Diamondback Energy, Inc.	2,187	187,557
Encana Corp.	46,015	180,839
Exxon Mobil Corp.	35,270	2,383,194
Marathon Petroleum Corp.	11,118	710,996
Noble Energy, Inc.	15,708	302,536
Pioneer Natural Resources Co.	1,266	155,743
Schlumberger, Ltd.	18,207	595,187
Targa Resources Corp.	4,183	162,635
TC Energy Corp.	13,576	683,280
		7,057,763

TOTAL ENERGY		7,057,763

Financials (22.95%)
Banks (9.66%)
Bank of America Corp.	110,938	3,469,031
JPMorgan Chase & Co.	26,152	3,266,908
KeyCorp	17,755	319,057
MGIC Investment Corp.	16,171	221,705
Sterling Bancorp	13,726	269,716
SVB Financial Group(a)	1,153	255,367
Zions Bancorp NA	9,220	446,893
		8,248,677

Diversified Financials (6.27%)
American Express Co.	4,427	519,199
Ares Management Corp., Class A	15,504	458,453
Berkshire Hathaway, Inc., Class B(a)	5,713	1,214,470
Blackstone Group, Inc., Class A	12,599	669,763
Blucora, Inc.(a)	6,745	145,894
Hamilton Lane, Inc., Class A	5,578	332,561
OneMain Holdings, Inc.	7,738	309,520
Raymond James Financial, Inc.	6,443	537,926
TD Ameritrade Holding Corp.	20,264	777,732
Voya Financial, Inc.	7,116	383,979
		5,349,497

Insurance (7.02%)
Alleghany Corp.(a)	422	328,438
American International Group, Inc.	17,896	947,772
Assurant, Inc.	5,853	737,888
Assured Guaranty, Ltd.	17,255	809,605
Athene Holding, Ltd., Class A(a)	10,460	453,441

93 | October 31, 2019

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
Insurance (continued)
Chubb, Ltd.	2,900	$442,018
Hartford Financial Services Group, Inc.	14,277	814,931
Marsh & McLennan Cos., Inc.	6,018	623,585
Progressive Corp.	5,363	373,801
Prudential Financial, Inc.	5,079	462,900
		5,994,379

TOTAL FINANCIALS		19,592,553

Health Care (12.95%)
Health Care Equipment & Services (6.10%)
Abbott Laboratories	16,522	1,381,404
Anthem, Inc.	4,892	1,316,339
Baxter International, Inc.	7,364	564,819
Danaher Corp.	6,418	884,529
HCA Healthcare, Inc.	3,104	414,508
Medtronic PLC	4,077	443,985
NuVasive, Inc.(a)	2,827	199,417
		5,205,001

Pharmaceuticals, Biotechnology & Life Sciences(6.85%)
Alnylam Pharmaceuticals, Inc.(a)	930	80,668
AstraZeneca PLC, Sponsored ADR	21,380	1,048,261
Biogen, Inc.(a)	857	255,995
Bluebird Bio, Inc.(a)	1,097	88,857
Bristol-Myers Squibb Co.	14,816	849,994
Elanco Animal Health, Inc.(a)	5,901	159,445
Eli Lilly & Co.	2,954	336,608
GlycoMimetics, Inc.(a)	2,843	15,011
Nektar Therapeutics(a)	2,230	38,189
Pfizer, Inc.	57,940	2,223,158
Thermo Fisher Scientific, Inc.	2,507	757,064
		5,853,250

TOTAL HEALTH CARE		11,058,251

Industrials (9.09%)
Capital Goods (7.09%)
AMETEK, Inc.	3,349	306,936
Caterpillar, Inc.	1,030	141,934
Dover Corp.	2,255	234,272
Dycom Industries, Inc.(a)	2,606	118,808
Fortive Corp.	5,677	391,713
Gardner Denver Holdings, Inc.(a)	3,858	122,800
Greenbrier Cos., Inc.	4,176	122,315
Illinois Tool Works, Inc.	1,626	274,111
Ingersoll-Rand PLC	4,169	529,004
Lockheed Martin Corp.	3,000	1,130,040
nVent Electric PLC	12,273	283,015
PACCAR, Inc.	3,805	289,408
Rexnord Corp.(a)	2,968	83,965
Triton International, Ltd.	4,995	183,316
	Shares	Value (Note 2)
Capital Goods (continued)
United Technologies Corp.	11,358	$1,630,782
Wabtec Corp.	2,989	207,347
		6,049,766

Commercial & Professional Services (0.73%)
Equifax, Inc.	1,590	217,369
IHS Markit, Ltd.(a)	4,124	288,763
TransUnion	1,391	114,924
		621,056

Transportation (1.27%)
FedEx Corp.	1,648	251,584
JB Hunt Transport Services, Inc.	739	86,877
Norfolk Southern Corp.	3,195	581,490
Schneider National, Inc.	2,015	46,083
Uber Technologies, Inc.(a)	3,764	118,566
		1,084,600

TOTAL INDUSTRIALS		7,755,422

Information Technology (5.77%)
Semiconductors & Semiconductor Equipment (3.36%)
First Solar, Inc.(a)	3,195	165,469
Intel Corp.	18,914	1,069,209
KLA Corp.	1,624	274,521
Marvell Technology Group, Ltd.	15,311	373,435
Micron Technology, Inc.(a)	11,640	553,482
Teradyne, Inc.	2,519	154,213
Texas Instruments, Inc.	2,377	280,462
		2,870,791

Software & Services (1.94%)
FleetCor Technologies, Inc.(a)	585	172,119
Genpact, Ltd.	6,740	264,006
Global Payments, Inc.	1,992	337,006
Guidewire Software, Inc.(a)	888	100,113
Leidos Holdings, Inc.	2,425	209,108
Microsoft Corp.	1,635	234,410
SS&C Technologies Holdings, Inc.	1,909	99,287
Visa, Inc., Class A	467	83,528
WEX, Inc.(a)	814	153,992
		1,653,569

Technology Hardware & Equipment (0.47%)
Western Digital Corp.	7,703	397,860

TOTAL INFORMATION TECHNOLOGY		4,922,220

Materials (4.02%)
Materials (4.02%)
Ball Corp.	1,520	106,354
Cabot Corp.	9,976	434,854

94 | October 31, 2019

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
Materials (continued)
Celanese Corp., Series A	2,532	$306,752
FMC Corp.	5,453	498,949
Ingevity Corp.(a)	2,151	181,136
International Paper Co.	7,484	326,901
Linde PLC	4,671	926,493
Livent Corp.(a)	9,062	62,165
PPG Industries, Inc.	4,707	588,940
		3,432,544
TOTAL MATERIALS		3,432,544

Real Estate (5.55%)
Real Estate (5.55%)
Alexandria Real Estate Equities, Inc.	4,417	701,199
American Tower Corp.	4,097	893,474
Camden Property Trust	5,951	680,616
Douglas Emmett, Inc.	13,907	602,451
Equinix, Inc.	1,438	815,030
HCP, Inc.	10,605	398,960
Host Hotels & Resorts, Inc.	17,516	287,087
STORE Capital Corp.	8,921	361,300
		4,740,117
TOTAL REAL ESTATE		4,740,117

Utilities (7.34%)
Utilities (7.34%)
Avangrid, Inc.	10,507	525,875
Duke Energy Corp.	8,067	760,395
Edison International	6,287	395,452
Exelon Corp.	23,083	1,050,046
National Grid PLC, Sponsored ADR	7,072	412,793
NextEra Energy, Inc.	1,399	333,438
NRG Energy, Inc.	11,557	463,667
PPL Corp.	16,963	568,091
Sempra Energy	9,371	1,354,203
UGI Corp.	8,447	402,669
		6,266,629
TOTAL UTILITIES		6,266,629

TOTAL COMMON STOCKS
(Cost $73,962,297)		84,352,890

EXCHANGE TRADED FUNDS (0.73%)
Vanguard® High Dividend Yield ETF	6,937	621,971

TOTAL EXCHANGE TRADED FUNDS
(Cost $610,829)		621,971
	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (0.45%)
SHORT-TERM CASH EQUIVALENTS (0.45%)
State Street Institutional Treasury Plus Money Market Fund	1.749%	389,484	$389,484

TOTAL SHORT-TERM INVESTMENTS
(Cost $389,484)			389,484

TOTAL INVESTMENTS (100.00%)
(Cost $74,962,610)			$85,364,345

Liabilities In Excess Of Other Assets (0.00%)(b)			(3,429)

NET ASSETS (100.00%)			$85,360,916

(a)	Non-Income Producing Security.
(b)	Less than 0.005%.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

95 | October 31, 2019

ALPS | WMC Research Value Fund

Statement of Assets and Liabilities	October 31, 2019

ASSETS
Investments, at value	$85,364,345
Cash	6,573
Receivable for investments sold	74,827
Dividends receivable	88,244
Prepaid expenses and other assets	16,456
Total Assets	85,550,445
LIABILITIES
Payable for investments purchased	86,524
Payable for shares redeemed	8,583
Investment advisory fees payable	28,720
Administration and transfer agency fees payable	24,913
Distribution and services fees payable	10,714
Trustees' fees and expenses payable	765
Professional fees payable	22,093
Accrued expenses and other liabilities	7,217
Total Liabilities	189,529
NET ASSETS	$85,360,916
NET ASSETS CONSIST OF
Paid-in capital	$72,759,397
Total distributable earnings	12,601,519
NET ASSETS	$85,360,916
INVESTMENTS, AT COST	$74,962,610
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$8.75
Net Assets	$49,187,153
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,624,290
Class A:
Net Asset Value, offering and redemption price per share	$8.75
Net Assets	$49,125
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,615
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.26
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.18
Net Assets	$497,370
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	60,822
Class I:
Net Asset Value, offering and redemption price per share	$9.06
Net Assets	$35,627,268
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,932,450

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

96 | October 31, 2019

ALPS | WMC Research Value Fund

Statement of Operations	For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$1,952,029
Foreign taxes withheld on dividends	(8,054)
Total Investment Income	1,943,975

EXPENSES
Investment advisory fees	794,137
Administrative fees	146,437
Transfer agency fees	22,335
Distribution and service fees
Investor Class	118,257
Class A	29
Class C	5,679
Professional fees	24,794
Reports to shareholders and printing fees	21,906
State registration fees	61,817
Insurance fees	706
Custody fees	11,327
Trustees' fees and expenses	2,996
Miscellaneous expenses	11,885
Total Expenses	1,222,305
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(196,009)
Class A	(52)
Class C	(2,338)
Class I	(147,547)
Net Expenses	876,359
Net Investment Income	1,067,616
Net realized gain on investments	1,542,126
Net realized gain on foreign currency transactions	274
Net Realized Gain	1,542,400
Net change in unrealized appreciation on investments	6,297,902
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,840,302
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,907,918

See Notes to Financial Statements.

97 | October 31, 2019

ALPS | WMC Research Value Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
OPERATIONS
Net investment income	$1,067,616	$881,330
Net realized gain	1,542,400	6,662,593
Net change in unrealized appreciation/(depreciation)	6,297,902	(6,612,864)
Net Increase in Net Assets Resulting from Operations	8,907,918	931,059

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(4,321,009)	(4,057,605)
Class A(b)	(889)	–
Class C	(68,920)	(62,055)
Class I	(3,278,914)	(3,240,424)
Net Decrease in Net Assets from Distributions	(7,669,732)	(7,360,084)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	625,570	385,082
Class A(b)	37,808	10,000
Class C	59,166	17,226
Class I	2,933,185	3,480,703
Dividends reinvested
Investor Class(a)	4,147,136	3,894,647
Class A(b)	889	–
Class C	49,009	43,320
Class I	3,278,914	3,239,582
Shares redeemed
Investor Class(a)	(2,915,359)	(3,667,989)
Class A(b)	(8)	–
Class C	(294,327)	(22,249)
Class I	(8,007,756)	(9,536,622)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(85,773)	(2,156,300)

Net increase/(decrease) in net assets	1,152,413	(8,585,325)

NET ASSETS
Beginning of year	84,208,503	92,793,828
End of year	$85,360,916	$84,208,503

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

98 | October 31, 2019

ALPS | WMC Research Value Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(b)
Net asset value, beginning of period	$8.71	$9.40	$8.37	$11.57		$12.54
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.10	0.08	0.06	0.06		0.06
Net realized and unrealized gain	0.75	0.01	1.24	0.08		0.23
Total from investment operations	0.85	0.09	1.30	0.14		0.29
DISTRIBUTIONS:
From net investment income	(0.10)	(0.08)	(0.01)	(0.02)		(0.06)
From net realized gains	(0.71)	(0.70)	(0.26)	(3.32)		(1.20)
Total distributions	(0.81)	(0.78)	(0.27)	(3.34)		(1.26)
Net increase/(decrease) in net asset value	0.04	(0.69)	1.03	(3.20)		(0.97)
Net asset value, end of year	$8.75	$8.71	$9.40	$8.37		$11.57
TOTAL RETURN(d)	11.15%	0.62%	15.81%	2.09%		2.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$49,187	$46,635	$49,637	$49,814		$55,608
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.56%	1.53%	1.51%	1.53%		1.49%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15%	1.15	%(e)	1.40%
Ratio of net investment income to average net assets	1.17%	0.86%	0.62%	0.66%		0.53%
Portfolio turnover rate(f)	58%	74%	70%	78%		114%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Effective November 1, 2015 the contractual expense limitation changed from 1.40% to 1.15%.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

99 | October 31, 2019

ALPS | WMC Research Value Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$8.71	$9.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.03
Net realized and unrealized gain/(loss)	0.77	(0.43)
Total from investment operations	0.85	(0.40)

DISTRIBUTIONS:
From net investment income	(0.10)	–
From net realized gains	(0.71)	–
Total distributions	(0.81)	–

Net increase/(decrease) in net asset value	0.04	(0.40)
Net asset value, end of year	$8.75	$8.71
TOTAL RETURN(b)	11.15%	(4.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$49	$10
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.56%	1.57	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15	%(c)
Ratio of net investment income to average net assets	0.98%	0.87	%(c)
Portfolio turnover rate(d)	58%	74%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

100 | October 31, 2019

ALPS | WMC Research Value Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)
Net asset value, beginning of period	$8.24	$8.99		$8.06		$11.32		$12.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.03	0.01		(0.01)		(0.01)		(0.03)
Net realized and unrealized gain	0.71	(0.00	)(c)	1.20		0.08		0.24
Total from investment operations	0.74	0.01		1.19		0.07		0.21
DISTRIBUTIONS:
From net investment income	(0.09)	(0.06)		(0.00	)(c)	(0.01)		(0.05)
From net realized gains	(0.71)	(0.70)		(0.26)		(3.32)		(1.20)
Total distributions	(0.80)	(0.76)		(0.26)		(3.33)		(1.25)
Net increase/(decrease) in net asset value	(0.06)	(0.75)		0.93		(3.26)		(1.04)
Net asset value, end of year	$8.18	$8.24		$8.99		$8.06		$11.32
TOTAL RETURN(d)	10.34%	(0.19)%		15.02%		1.28%		1.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$497	$711		$734		$449		$870
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.31%	2.28%		2.27%		2.27%		2.24%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%		1.90%		1.90	%(e)	2.15%
Ratio of net investment income/(loss) to average net assets	0.44%	0.11%		(0.15)%		(0.07)%		(0.22)%
Portfolio turnover rate(f)	58%	74%		70%		78%		114%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Effective November 1, 2015 the contractual expense limitation changed from 2.15% to 1.90%.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

101 | October 31, 2019

ALPS | WMC Research Value Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)
Net asset value, beginning of period	$8.98	$9.64	$8.56	$11.75		$12.69
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12	0.10	0.08	0.08		0.09
Net realized and unrealized gain	0.77	0.02	1.28	0.08		0.23
Total from investment operations	0.89	0.12	1.36	0.16		0.32
DISTRIBUTIONS:
From net investment income	(0.10)	(0.08)	(0.02)	(0.03)		(0.06)
From net realized gains	(0.71)	(0.70)	(0.26)	(3.32)		(1.20)
Total distributions	(0.81)	(0.78)	(0.28)	(3.35)		(1.26)
Net increase/(decrease) in net asset value	0.08	(0.66)	1.08	(3.19)		(0.94)
Net asset value, end of year	$9.06	$8.98	$9.64	$8.56		$11.75
TOTAL RETURN(c)	11.33%	0.99%	16.10%	2.24%		2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$35,627	$36,853	$42,422	$42,495		$40,915
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.31%	1.28%	1.26%	1.28%		1.24%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%	0.90%	0.90	%(d)	1.15%
Ratio of net investment income to average net assets	1.43%	1.11%	0.87%	0.90%		0.78%
Portfolio turnover rate(e)	58%	74%	70%	78%		114%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective November 1, 2015 the contractual expense limitation changed from 1.15% to 0.90%.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

102 | October 31, 2019

Clough China Fund

Management Commentary	October 31, 2019 (Unaudited)

The Clough China Fund (the “Fund”) had a total return of 6.87% for Class I, compared to 12.90% for the broad based MSCI China Index, for the fiscal year end October 31, 2019. From a sector perspective, our investments in consumer staples, consumer discretionary and financials contributed to performance, while healthcare and technology detracted. From an individual stock perspective, over the fiscal year Alibaba, Anta, Tencent, Moutai and Ping An contributed the most to performance while Hikvision, China International Capital, Baozun, Lifestyle, and MOMO detracted the most.

This past fiscal year has been very volatile. The MSCI appreciated 21% in the first half of the fiscal year and has declined since. This volatility has been driven by U.S. and China trade tensions together with easing liquidity conditions in China.

Our top contributors for the year:

1.	Alibaba has historically been one of the Fund’s larger overall positions given our belief in the Chinese consumer and the company’s dominant position in e-commerce. China now is the largest e-commerce market in the world as it accounts for 42% of global retail e-commerce transactions compared to the U.S.’s 24% share, according to a McKinsey Global Institute study. Structurally, we are bullish on the name especially as it is expected to initial public offering (“IPO”) its financial services arm, Ant Financial, which has the potential to further unlock shareholder value.

2.	Anta Sports remains a core position of our Fund. We really like the athleisure category and believe that the Chinese consumer is approaching income levels that could drive rapid growth in this category for years to come. Furthermore, Anta’s strategy of bringing global brands to China (e.g., FILA) makes the story even more interesting.

3.	Tencent is China’s largest gaming and social networking platform, and has historically been one of our largest positions in the Fund, as the company continued to deliver consistent revenue growth on the back of its dominant position as a gaming and social media giant.

4.	Kweichow Moutai is another core position for our Fund. Similar to athleisure, where we think rising income is driving increased consumption, we believe alcohol is a category which will be exposed to a similar tailwind. Moutai enjoys an unbelievable brand position in spirits. This year, they are trying to develop their direct distribution which could further enhance margins.

5.	Ping An is a diversified financial conglomerate that generates over 60% of its operating profit from its insurance business. To understand the scope of this company’s businesses across insurance, banking and credit cards, the company has amassed over 179 million retail customers. We are big believers in Ping An for a number of reasons. From a top-down perspective, insurance penetration is still very low as a percentage of gross domestic product (“GDP”). According to Lexology, premiums account for 2.4%, whereas in more developed markets, it is closer to 7.5%, and in neighboring Hong Kong it is 13.4%. In addition, regulators are moving Chinese insurers to underwrite more protection products as opposed to short-term savings products. This structural shift may provide a much more stable source of income for Ping An. Finally, we believe that Ping An has proven that it is the best run insurance company in China, and arguably the region, as reflected by its superior return profile as measured by return on equity (“ROE”).

Top detractors for the year:

1.	Hikvision is a very interesting computer vision story in China. They have transformed from being a largely hardware- driven camera supplier a few years ago to doing high quality computer vision analysis. However, they are very dependent on U.S.-sourced semiconductor chips to drive their business and are exposed to punitive actions from the U.S. government (e.g., restricted lists, outright bans). As the trade war has heated up, we have focused our portfolio on stocks which are driven by domestic consumption.

2.	We had owned China International Capital, given their dominant position in the brokerage business in the A-share market. We expected the business to grow as A-shares became part of the global MSCI indices. However, they are also very exposed to overall market volatility of the A-share market and we have pursued better risk-reward opportunities elsewhere.

3.	Baozun has built a very good business providing logistics to merchants selling on the Alibaba platform. Their gross merchandise value (“GMV”) growth has far exceeded that of Chinese e-commerce given their exposure to the right categories (e.g., athleisure). However, we became concerned about competition and management turnover (CFO and Head of IR left the company last year) and instead focused on athleisure consumer companies directly.

4.	Lifestyle is a department store with Hong Kong exposure which has been impacted by the political situation there. As this has played out, we have moved our exposure to more mainland China-focused businesses.

5.	Momo is a company we like long-term especially given their dating business (Tantan). However, given the increased scrutiny on media companies in China and the regulatory risk associated with that (including a brief download ban for MOMO), we have focused our portfolio elsewhere.

We expect the Chinese markets will have increasing potential to outperform as the U.S./China trade relationship becomes clearer.

103 | October 31, 2019

Clough China Fund

Management Commentary	October 31, 2019 (Unaudited)

Should it take a more antagonistic track, we still find comfort that China's 1.4 billion in population is a large enough market to sustain itself, and geopolitical realignment should allow China to continue to thrive in spite of a more difficult relationship with the United States.

Anupam Bose, Portfolio Manager

Chuck Clough, Portfolio Manager

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

104 | October 31, 2019

Clough China Fund

Performance Update	October 31, 2019 (Unaudited)

Performance of $100,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $100,000 investment

The chart above represents historical performance of a hypothetical investment of $100,000 in the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year †	3 Year	5 Year	10 Year	Since Inception[2]	Total Expense Ratio	What You Pay[3]
Class I [1] (NAV)	6.87%	2.98%	0.90%	4.16%	9.02%	1.86%	1.70%
Investor [4] (NAV)	6.56%	2.73%	0.58%	3.83%	8.61%	2.10%	1.95%
Class A (NAV)	6.56%	2.72%	0.58%	3.83%	8.60%	2.22%	1.95%
Class A (MOP)	0.71%	0.80%	-0.56%	3.25%	8.16%
Class C (NAV)	5.85%	1.98%	-0.16%	3.05%	7.80%	2.85%	2.70%
Class C (CDSC)	4.89%	1.98%	-0.16%	3.05%	7.80%
Morningstar China Index[5]	14.77%	9.66%	5.80%	4.88%	10.29%
MSCI China Index[6]	12.90%	9.87%	5.98%	4.62%	9.92%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

105 | October 31, 2019

Clough China Fund

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.
[2]	Fund Inception date of December 30, 2005 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
[3]	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2020. Please see the prospectus for additional information.

[4]	Prior to December 1, 2017, Investor Class was known as Class A.
[5]	The Morningstar China Index is replacing the Morgan Stanley Capital International (“MSCI”) China Index as the Fund’s primary index effective December 18, 2019. The Morningstar China Index measures the performance of China's equity markets targeting the top 97% of stocks by market capitalization. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[6]	The MSCI China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

†	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Alibaba Group Holding, Ltd.	9.83%
Tencent Holdings, Ltd.	8.16%
ANTA Sports Products, Ltd.	5.54%
Ping An Insurance Group Co. of China, Ltd.	4.90%
Yantai Jereh Oilfield Services Group	3.42%
Kweichow Moutai Co., Ltd.	3.40%
China Construction Bank Corp.	3.37%
NetEase, Inc.	3.28%
Guangdong Investment, Ltd.	3.19%
China Life Insurance Co., Ltd.	3.15%
Top Ten Holdings	48.24%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Sector Allocation^ (as a % of Net Assets)

^	Notional Value of Derivative Exposure included.

106 | October 31, 2019

Clough China Fund

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
COMMON STOCKS (95.93%)
Communications (9.11%)
Media (8.16%)
Tencent Holdings, Ltd.	72,800	$2,952,980

Telecommunications (0.95%)
China Mobile, Ltd., Sponsored ADR(a)	3,817	154,131
China Telecom Corp., Ltd., Class H	248,400	105,672
China Unicom Hong Kong, Ltd.	85,000	83,682
		343,485

TOTAL COMMUNICATIONS		3,296,465

Consumer Discretionary (26.14%)
Apparel & Textile Products (3.92%)
Shenzhou International Group Holdings, Ltd.	45,300	625,985
Xtep International Holdings, Ltd.	1,368,000	794,274
		1,420,259
Automotive Manufacturing (1.75%)
Dongfeng Motor Group Co., Ltd., Class H	188,000	188,585
Guangzhou Automobile Group Co., Ltd., Class H	444,000	443,439
		632,024
Consumer Services (2.09%)
New Oriental Education & Technology Group, Inc., Sponsored ADR, ADR(b)	6,200	756,772

Gaming, Lodging & Restaurants (0.90%)
Cafe de Coral Holdings, Ltd.	120,000	327,432

Retail - Consumer Discretionary (17.48%)
Alibaba Group Holding, Ltd.,
Sponsored ADR(a)(b)	20,147	3,559,370
ANTA Sports Products, Ltd.	205,000	2,005,335
Li Ning Co., Ltd.	108,000	366,209
Meituan Dianping(b)	33,200	396,014
		6,326,928
TOTAL CONSUMER DISCRETIONARY		9,463,415
Consumer Staples (2.56%)
Consumer Products (1.12%)
Nissin Foods Co., Ltd.	450,000	405,961
	Shares	Value (Note 2)
Retail - Consumer Staples (1.44%)
Sun Art Retail Group, Ltd.	509,500	$519,890

TOTAL CONSUMER STAPLES		925,851

Energy (3.04%)
Oil, Gas & Coal (3.04%)
CNOOC, Ltd.	740,000	1,101,306

TOTAL ENERGY		1,101,306

Financials (24.14%)
Banking (7.13%)
Bank of China, Ltd., Class H	1,270,437	518,065
China Construction Bank Corp., Class H	1,523,080	1,220,399
Industrial & Commercial Bank of China, Ltd., Class H	1,177,967	843,888
		2,582,352
Institutional Financial Services (0.90%)
China International Capital Corp., Ltd., Class H	179,200	326,762

Insurance (10.71%)
AIA Group, Ltd.	96,600	961,965
China Life Insurance Co., Ltd., Class H	443,000	1,139,259
Ping An Insurance Group Co. of China, Ltd., Class H	153,765	1,774,723
		3,875,947

Real Estate (5.40%)
Link REIT	46,000	501,004
Midea Real Estate Holding, Ltd.	146,000	363,391
Sunac China Holdings, Ltd.	121,100	549,284
Times China Holdings, Ltd.	303,000	540,748
		1,954,427

TOTAL FINANCIALS		8,739,488
Industrials (1.54%)
Electrical Equipment Manufacturing (1.54%)
Advanced Energy Industries, Inc.(b)	9,400	555,540

TOTAL INDUSTRIALS		555,540

Materials (4.70%)
Construction Materials Manufacturing (2.74%)
Anhui Conch Cement Co., Ltd., Class H	79,000	472,162

107 | October 31, 2019

Clough China Fund

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
Construction Materials Manufacturing (continued)
China Resources Cement Holdings, Ltd.	474,000	$519,073
		991,235
Metals & Mining (1.96%)
Zhaojin Mining Industry Co., Ltd., Class H	633,000	707,933

TOTAL MATERIALS		1,699,168

Technology (21.51%)
Hardware (6.33%)
AAC Technologies Holdings, Inc.	58,500	378,571
Samsung Electronics Co., Ltd.	25,572	1,105,218
Silergy Corp.	7,000	197,303
Sunny Optical Technology Group Co., Ltd.	38,000	610,807
		2,291,899
Semiconductors (11.90%)
ASM Pacific Technology, Ltd.	58,300	814,033
Broadcom, Inc.	2,829	828,473
Lam Research Corp.	1,365	369,970
MediaTek, Inc.	54,000	721,162
Micron Technology, Inc.(a)(b)	19,676	935,594
Taiwan Semiconductor
Manufacturing Co., Ltd.,
Sponsored ADR(a)	12,400	640,212
		4,309,444
Software (3.28%)
NetEase, Inc., ADR(a)	4,150	1,186,319

TOTAL TECHNOLOGY		7,787,662

Utilities (3.19%)
Utilities (3.19%)
Guangdong Investment, Ltd.	534,000	1,155,735

TOTAL UTILITIES		1,155,735

TOTAL COMMON STOCKS
(Cost $30,789,341)		34,724,630

TOTAL INVESTMENTS (95.93%)
(Cost $30,789,341)		$34,724,630

Other Assets In Excess Of Liabilities (4.07%)(c)		1,474,712

NET ASSETS (100.00%)		$36,199,342
(a)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $1,380,492.
(b)	Non-Income Producing Security.
(c)	Includes cash which is being held as collateral for total return swap contracts in the amount of $504,544.

108 | October 31, 2019

Clough China Fund

Statement of Investments	October 31, 2019

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Appreciation
Morgan Stanley	Gree Electric Appliances, Inc.	$463,284	250 bps + 1D FEDEF	02/17/2021	$493,936	$30,652
Morgan Stanley	Kweichow Moutai Co., Ltd.	1,074,062	250 bps + 1D FEDEF	05/29/2020	1,230,596	156,534
Morgan Stanley	Luxshare Precision Industry Co.,
	Ltd.	350,116	250 bps + 1D FEDEF	05/29/2020	415,487	65,371
Morgan Stanley	Yantai Jereh Oilfield Services Group	1,110,640	250 bps + 1D FEDEF	05/29/2020	1,236,386	125,746
		$2,998,102			$3,376,405	$378,303

Swap Counterparty	Reference Obligation	Notional Amount	Floating Rate/Fixed Amount Paid by Fund*	Termination Date	Value	Unrealized Depreciation
Morgan Stanley	Boe Technology Group Co., Ltd.	$184,298	70 bps + 1D FEDEF	09/21/2021	$154,397	$(29,901)
Morgan Stanley	Zoomlion Heavy Industry Science & Tech, Ltd.	565,952	255 bps + 1D FEDEF	10/01/2020	550,293	(15,659)
		$750,250			$704,690	$(45,560)

(a)	For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the Fund. For the short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate received by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate received by the Fund.
*	Payments made when swap contract closes.

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

109 | October 31, 2019

Clough China Fund

Statement of Assets and Liabilities	October 31, 2019

ASSETS
Investments, at value	$34,724,630
Foreign currency, at value (Cost $467,519)	467,520
Unrealized appreciation on total return swap contracts	378,303
Receivable for investments sold	509,980
Receivable for shares sold	2,160
Cash collateral pledged for total return swap contracts (Note 3)	504,544
Dividends and interest receivable	7,941
Prepaid expenses and other assets	9,998
Total Assets	36,605,076
LIABILITIES
Payable for investments purchased	189,798
Payable for interest expense on total return swap contracts	47,586
Payable for shares redeemed	2,573
Payable due to custodian - overdraft	43,417
Unrealized depreciation on total return swap contracts	45,560
Investment advisory fees payable	21,323
Administration and transfer agency fees payable	14,553
Distribution and services fees payable	4,148
Trustees' fees and expenses payable	320
Professional fees payable	26,379
Accrued expenses and other liabilities	10,077
Total Liabilities	405,734
NET ASSETS	$36,199,342
NET ASSETS CONSIST OF
Paid-in capital	$29,302,879
Total distributable earnings	6,896,463
NET ASSETS	$36,199,342
INVESTMENTS, AT COST	$30,789,341
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$20.96
Net Assets	$10,632,577
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	507,369
Class A:
Net Asset Value, offering and redemption price per share	$20.95
Net Assets	$1,403,617
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	66,992
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$22.17
Class C:
Net Asset Value, offering and redemption price per share(a)	$19.52
Net Assets	$1,967,739
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	100,823
Class I:
Net Asset Value, offering and redemption price per share	$21.59
Net Assets	$22,195,409
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,027,820

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

110 | October 31, 2019

Clough China Fund

Statement of Operations	For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends	$1,056,711
Foreign taxes withheld on dividends	(72,227)
Total Investment Income	984,484

EXPENSES
Investment advisory fees	511,709
Administrative fees	77,383
Transfer agency fees	25,606
Distribution and service fees
Investor Class	28,856
Class A	1,715
Class C	30,895
Professional fees	29,944
Reports to shareholders and printing fees	9,857
State registration fees	59,558
Insurance fees	337
Custody fees	27,607
Trustees' fees and expenses	1,388
Miscellaneous expenses	9,470
Total Expenses	814,325
Less fees waived/reimbursed by investment advisor (Note 8)
Investor Class	(31,929)
Class A	(1,835)
Class C	(8,760)
Class I	(66,102)
Net Expenses	705,699
Net Investment Income	278,785
Net realized gain on investments	3,515,296
Net realized gain on written options	55,761
Net realized gain on total return swap contracts	11,731
Net realized loss on foreign currency transactions	(19,458)
Net Realized Gain	3,563,330
Net change in unrealized depreciation on investments	(1,845,673)
Net change in unrealized appreciation on total return swap contracts	463,359
Net Change in Unrealized Depreciation	(1,382,314)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,181,016
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,459,801

See Notes to Financial Statements.

111 | October 31, 2019

Clough China Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
OPERATIONS
Net investment income/(loss)	$278,785	$(172,131)
Net realized gain	3,563,330	7,349,944
Net change in unrealized depreciation	(1,382,314)	(17,015,165)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,459,801	(9,837,352)

TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(a)	(924,319)	(47,964)
Class A(b)	(563)	–
Class C	(340,281)	–
Class I	(1,650,937)	(177,434)
Net Decrease in Net Assets from Distributions	(2,916,100)	(225,398)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(a)	419,226	797,648
Class A(b)	1,592,398	10,000
Class C	91,411	195,240
Class I	611,542	2,041,850
Dividends reinvested
Investor Class(a)	545,342	28,723
Class A(b)	563	–
Class C	184,852	–
Class I	1,573,403	133,061
Shares redeemed, net of redemption fees
Investor Class(a)	(2,071,339)	(3,138,078)
Class A(b)	(115,254)	–
Class C	(2,553,148)	(1,338,866)
Class I	(1,409,415)	(10,205,187)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(1,130,419)	(11,475,609)

Net decrease in net assets	(1,586,718)	(21,538,359)

NET ASSETS
Beginning of year	37,786,060	59,324,419
End of year	$36,199,342	$37,786,060

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

112 | October 31, 2019

Clough China Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$21.36	$27.22	$21.07	$21.74	$23.50
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.13	(0.08)	0.08	0.04	0.12
Net realized and unrealized gain/(loss)	1.16	(5.71)	6.09	(0.40)	(0.92)
Total from investment operations	1.29	(5.79)	6.17	(0.36)	(0.80)
DISTRIBUTIONS:
From net investment income	–	(0.07)	(0.02)	(0.31)	(0.50)
From net realized gains	(1.69)	–	–	–	(0.46)
Total distributions	(1.69)	(0.07)	(0.02)	(0.31)	(0.96)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	0.00 (c)	–	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.40)	(5.86)	6.15	(0.67)	(1.76)
Net asset value, end of year	$20.96	$21.36	$27.22	$21.07	$21.74
TOTAL RETURN(d)	6.61%	(21.32)%	29.32%	(1.61)%	(3.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,633	$11,879	$17,523	$18,358	$25,276
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.23%	2.10%	2.05%	2.04%	1.98%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income/(loss) to average net assets	0.61%	(0.30)%	0.34%	0.18%	0.50%
Portfolio turnover rate(e)	344%	131%	71%	126%	193%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

113 | October 31, 2019

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$21.36	$29.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.14
Net realized and unrealized gain/(loss)	0.72	(8.73)
Total from investment operations	1.28	(8.59)
DISTRIBUTIONS:
From net realized gains	(1.69)	–
Total distributions	(1.69)	–
Net (decrease) in net asset value	(0.41)	(8.59)
Net asset value, end of year	$20.95	$21.36
TOTAL RETURN(b)	6.56%	(28.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,404	$7
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.22%	2.22	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95	%(c)
Ratio of net investment income to average net assets	2.68%	1.47	%(c)
Portfolio turnover rate(d)	344%	131%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

114 | October 31, 2019

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$20.14	$25.80	$20.10		$20.72	$22.53
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.28)	(0.12	)(b)	(0.10)	(0.04)
Net realized and unrealized gain/(loss)	1.21	(5.38)	5.82		(0.39)	(0.89)
Total from investment operations	1.07	(5.66)	5.70		(0.49)	(0.93)
DISTRIBUTIONS:
From net investment income	–	–	–		(0.13)	(0.42)
From net realized gains	(1.69)	–	–		–	(0.46)
Total distributions	(1.69)	–	–		(0.13)	(0.88)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00	(c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.62)	(5.66)	5.70		(0.62)	(1.81)
Net asset value, end of year	$19.52	$20.14	$25.80		$20.10	$20.72
TOTAL RETURN(d)	5.85%	(21.94)%	28.36%		(2.34)%	(4.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,968	$4,245	$6,610		$8,352	$10,395
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.98%	2.85%	2.85%		2.83%	2.78%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%	2.70%		2.70%	2.70%
Ratio of net investment loss to average net assets	(0.69)%	(1.07)%	(0.54)%		(0.52)%	(0.18)%
Portfolio turnover rate(e)	344%	131%	71%		126%	193%

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

115 | October 31, 2019

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$21.90	$27.92	$21.60	$22.28	$23.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.20	(0.05)	0.15	0.09	0.23
Net realized and unrealized gain/(loss)	1.18	(5.83)	6.23	(0.39)	(1.00)
Total from investment operations	1.38	(5.88)	6.38	(0.30)	(0.77)
DISTRIBUTIONS:
From net investment income	–	(0.14)	(0.06)	(0.38)	(0.53)
From net realized gains	(1.69)	–	–	–	(0.46)
Total distributions	(1.69)	(0.14)	(0.06)	(0.38)	(0.99)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–	–	0.00 (b)	0.00 (b)	0.07
Net increase/(decrease) in net asset value	(0.31)	(6.02)	6.32	(0.68)	(1.69)
Net asset value, end of year	$21.59	$21.90	$27.92	$21.60	$22.28
TOTAL RETURN(c)	6.87%	(21.17)%	29.64%	(1.31)%	(2.99)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$22,195	$21,655	$35,191	$33,605	$37,772
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.99%	1.86%	1.83%	1.82%	1.77%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income/(loss) to average net assets	0.93%	(0.17)%	0.61%	0.46%	0.95%
Portfolio turnover rate(d)	344%	131%	71%	126%	193%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

116 | October 31, 2019

RiverFront Global Allocation Series

Management Commentary	October 31, 2019 (Unaudited)

Year in Review:

The twelve months that encompass November 2018 to October 2019 experienced multiple trading regimes. We saw global equity markets down between 7% and 8% the last two months of 2018, with international markets finally outperforming the US after underperforming in each of the previous three quarters. Investors sold global equities due to concerns of slowing global growth, flattening yield curves, geopolitics in Europe, and US/ China trade tensions, which left them searching for safe havens. During the same period, the bond market as measured by the Bloomberg Barclays Aggregate was up 2.51% as yields fell from 3.13% to 2.68% at year end.

As the calendar changed to 2019, global equities rebounded from the woes experienced in November and December 2018. US equities once again reclaimed leadership returning just over 18% in four months, while international equities returned just over 16%. The first quarter of 2019 was the best quarter posted by global equities since 2012, effectively undoing the market malaise of the 4th quarter 2018 and the momentum continued until April 30th when S&P made a new all-time high. Fixed income returns also had a solid start to the year as the Bloomberg Barclays Aggregate returned 2.73%, namely due to investors discounting the fear that the Fed would overtighten its interest rate policy. Once the Fed announced it would pause its interest rate hiking campaign, worries of an imminent recession transitioned to the promise that economies were only experiencing a temporary slowdown. Additionally, concerns over escalating trade tensions permeated into the belief that a favorable resolution was imminent. Unfortunately for investors this sentiment did not last long.

The start of the second half of the year started with equity markets giving back approximately 5% to 6.5% of the gains experienced through April in May alone; with most of the sell-off coming in emerging markets which were down 7.26% in the month. Fixed income was the safe-haven during this time as the Barclay’s Aggregate returned 1.78% in May. Just like we witnessed in December, markets bottomed here and moved forward the remainder of the year with periodic pullbacks due to the on again off again nature of US and China trade discussions.

Throughout most the fiscal year, the RiverFront Asset Allocation Mutual Fund Series maintained positioning that was roughly close to their composite benchmark weights from an equity/bond and US/International perspective. However, we tilted the equity composition of the funds towards domestic equities over international equities. In late 2018 we reduced risk in the funds by lowering exposure to lower credit quality high yield securities and reduced both developed international and emerging markets exposure in the funds in May of 2019. While the asset allocations in the RiverFront Asset Allocation Mutual Fund Series modestly detracted from the funds return over the year, security selection within the actively managed exchange traded funds (ETFs) was a significant detractor to performance.

Outlook:

We believe the bull market can continue and therefore believe it is appropriate to ‘stay at the party’. We see three important pillars supporting the bull market over the next 12-18 months. First, with negative nominal rates overseas and low real rates here at home, we believe there are few viable growth alternatives to equities. Second, we believe the cavalry, which we define as central banks being accommodative, remains ‘on call’ meaning they have shown they are willing to take action in an effort to offset economic and market weakness. Lastly, 2020 is an election year in the US, and sitting Presidents running for re-election are typically motivated to keep the economy humming.

Although we see the bull market continuing, we cannot ignore the growing number of imminent threats to our thesis… which is why we are ‘drinking water’. A few of these threats include the potential for political upheaval, like impeachment or Brexit, escalation in the US/China trade war and continued economic weakness in Europe.

From a portfolio management perspective, ‘staying at the party’ means maintaining exposure to US and international equities consistent with long-term goals. 'Drinking water', on the other hand, refers to the strategy of limiting exposure to highly valued stocks and highly-indebted companies, closely monitoring overall portfolio risk, and insuring that risk management plans are up to date.

Performance Discussions

RiverFront Asset Allocation Moderate

The portfolio underperformed relative to its benchmark (50% S&P 500/50% Bloomberg Barclays Agg) for the year. The top themes that detracted from performance during the year are listed below:

Detractors:

•	Selection within domestic equities.
•	Selection within fixed income.
•	Allocation to international equities.

RiverFront Asset Allocation Growth and Income

The portfolio underperformed relative to its benchmark (70% ACWI and 30% Bloomberg Barclays US Aggregate) for the year. The top themes that detracted from performance during the year are listed below:

Detractors:

•	Selection within domestic equities.
•	Selection within international.
•	Selection within fixed income.

117 | October 31, 2019

RiverFront Global Allocation Series

Management Commentary	October 31, 2019 (Unaudited)

RiverFront Asset Allocation Aggressive:

The portfolio underperformed relative to its benchmark (MSCI All Country World Index – NR) for the year. The top themes that detracted from performance during the year are listed below:

Detractors:

•	Selection within domestic equities.
•	Selection within international equities.
•	Cash.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

Indices do not reflect deductions for fees, expenses, or taxes.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

118 | October 31, 2019

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year	3 Years	5 Years	10 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	5.05%	6.11%	3.78%	6.42%	8.01%	1.05%	1.05%
Class A (NAV)	5.01%	6.10%	3.77%	6.41%	7.99%	1.05%	1.05%
Class A (MOP)	-0.73%	4.13%	2.61%	5.82%	7.44%
Class C (NAV)	4.23%	5.33%	3.02%	5.63%	7.21%	1.80%	1.80%
Class C (CDSC)	3.45%	5.33%	3.02%	5.63%	7.21%
Class I (NAV)	5.29%	6.38%	4.03%	6.68%	8.27%	0.80%	0.80%
Investor II (NAV)	5.02%	6.08%	3.76%	6.41%	7.99%	1.05%	1.05%
Class L1 (NAV)	5.30%	6.39%	4.05%	6.68%	8.28%	0.80%	0.80%
Morningstar Global Markets Index[2]	12.27%	11.13%	7.08%	9.02%	11.16%
S&P 500® Total Return Index[3]	14.33%	14.91%	10.78%	13.70%	13.63%
MSCI All Country World Index[4]	12.59%	11.33%	7.08%	8.81%	10.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

119 | October 31, 2019

RiverFront Asset Allocation Aggressive

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

The Investor Class, Class A, Class C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor II Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]	The Morningstar Global Markets Index is replacing the MSCI All Country World Index as the Fund’s primary index effective December 18, 2019. The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[4]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of October 28, 2008 for Investor Class II and Class L; Fund Inception date September 27, 2010 for Investor Class and Classes C and I; Fund Inception date June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.55%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Flex-Cap ETF	40.67%
First Trust RiverFront Dynamic Developed International ETF	22.35%
RiverFront Dynamic US Dividend Advantage ETF	15.45%
First Trust RiverFront Dynamic Emerging Markets ETF	8.57%
First Trust RiverFront Dynamic Europe ETF	6.04%
First Trust RiverFront Dynamic Asia Pacific ETF	5.07%
Top Ten Holdings	98.15%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

120 | October 31, 2019

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	6.71%	6.63%	4.62%	6.61%	1.01%	1.01%
Class A (NAV)	6.78%	6.63%	4.62%	6.61%	1.01%	1.01%
Class A (MOP)	0.89%	4.64%	3.45%	5.96%
Class C (NAV)	5.91%	5.84%	3.84%	5.81%	1.76%	1.76%
Class C (CDSC)	5.01%	5.84%	3.84%	5.81%
Class I (NAV)	7.07%	6.92%	4.89%	6.87%	0.76%	0.76%
Morningstar Global Markets Index[1]	12.27%	11.13%	7.08%	8.92%
Bloomberg Barclays US Aggregate Bond Index[2]	11.51%	3.29%	3.24%	3.39%
70% Morningstar Global Markets Index / 30% Bloomberg Barclays US Aggregate Bond[1,2]	12.36%	8.89%	6.08%	7.62%
MSCI All Country World Index[3]	12.59%	11.33%	7.08%	8.80%
70% ACWI and 30% Bloomberg Barclays U.S. Aggregate Bond[2,3]	12.59%	9.03%	6.08%	7.36%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

121 | October 31, 2019

RiverFront Asset Allocation Growth & Income

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	The Morningstar Global Markets Index is replacing the MSCI All Country World Index as the Fund’s primary index effective December 18, 2019. The Morningstar Global Market Index measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares. The Adviser and Sub-Adviser made this recommendation to the Board because the new index closely aligns to the Fund’s investment strategies and investment restrictions. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.51%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic US Flex-Cap ETF	23.38%
RiverFront Dynamic US Dividend Advantage ETF	22.10%
RiverFront Dynamic Core Income ETF	19.24%
First Trust RiverFront Dynamic Developed International ETF	14.48%
First Trust RiverFront Dynamic Emerging Markets ETF	7.32%
Riverfront Strategic Income Fund	4.22%
First Trust RiverFront Dynamic Europe ETF	4.18%
RiverFront Dynamic Unconstrained Income ETF	1.91%
First Trust RiverFront Dynamic Asia Pacific ETF	1.01%
Top Ten Holdings	97.84%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

122 | October 31, 2019

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2019 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2019)

Comparison of change in value of a $10,000 investment

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2019)

	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Investor# (NAV)	7.99%	6.29%	4.37%	5.80%	0.93%	0.93%
Class A (NAV)	8.07%	6.28%	4.37%	5.80%	0.93%	0.93%
Class A (MOP)	2.14%	4.31%	3.19%	5.15%
Class C (NAV)	7.23%	5.51%	3.59%	5.01%	1.68%	1.68%
Class C (CDSC)	6.33%	5.51%	3.59%	5.01%
Class I (NAV)	8.36%	6.58%	4.63%	6.06%	0.68%	0.68%
S&P 500® Total Return Index[1]	14.33%	14.91%	10.78%	13.68%
Bloomberg Barclays US Aggregate Bond Index2	11.51%	3.29%	3.24%	3.39%
50% S&P 500® and 50% Bloomberg Barclays U.S. Aggregate Bond[1,2]	13.37%	9.19%	7.16%	8.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

123 | October 31, 2019

RiverFront Asset Allocation Moderate

Performance Update	October 31, 2019 (Unaudited)

Performance shown for Class A shares prior to June 12, 2018 reflects the historical performance of the Fund’s Investor shares, calculated using the fees and expenses of Class A shares.

[1]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of August 2, 2010 for Investor Class and Classes C and I; Fund Inception date of June 12, 2018 for Class A.
*	What You Pay reflects Acquired Fund Fees and Expenses of 0.43%. Please see the prospectus for additional information.
#	Prior to December 1, 2017, Investor Class was known as Class A.

Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

RiverFront Dynamic Core Income ETF	39.54%
RiverFront Dynamic US Dividend Advantage ETF	30.25%
RiverFront Dynamic US Flex-Cap ETF	17.68%
First Trust RiverFront Dynamic Developed International ETF	4.93%
Riverfront Strategic Income Fund	4.02%
RiverFront Dynamic Unconstrained Income ETF	1.90%
Top Ten Holdings	98.32%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

124 | October 31, 2019

RiverFront Asset Allocation Aggressive

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (98.15%)
Equity (98.15%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	34,917	$1,811,145
First Trust RiverFront Dynamic Developed International ETF(a)	138,691	7,983,054
First Trust RiverFront Dynamic Emerging Markets ETF(a)	50,774	3,061,672
First Trust RiverFront Dynamic Europe ETF(a)	36,413	2,155,285
RiverFront Dynamic US Dividend Advantage ETF(a)	165,428	5,518,661
RiverFront Dynamic US Flex-Cap ETF(a)	432,298	14,520,890
		35,050,707
TOTAL EXCHANGE TRADED FUNDS
(Cost $35,431,382)		35,050,707

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.91%)
Money Market Fund (1.91%)
State Street Institutional Treasury Plus Money Market Fund	1.749%	684,306	684,306

TOTAL MONEY MARKET FUND			684,306

TOTAL SHORT-TERM INVESTMENTS
(Cost $684,306)			684,306

TOTAL INVESTMENTS (100.06%)
(Cost $36,115,688)			$35,735,013

Liabilities In Excess Of Other Assets (-0.06%)			(22,280)

NET ASSETS (100.00%)			$35,712,733

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

125 | October 31, 2019

RiverFront Asset Allocation Growth & Income

Statement of Investments	October 31, 2019

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (97.84%)
Debt (25.38%)
RiverFront Dynamic Core Income ETF(a)	624,559	$15,798,220
RiverFront Dynamic Unconstrained Income ETF(a)	62,034	1,571,631
Riverfront Strategic Income Fund(a)	139,302	3,468,620
		20,838,471
Equity (72.46%)
First Trust RiverFront Dynamic Asia Pacific ETF(a)	15,953	827,482
First Trust RiverFront Dynamic Developed International ETF(a)	206,598	11,891,781
First Trust RiverFront Dynamic Emerging Markets ETF(a)	99,708	6,012,392
First Trust RiverFront Dynamic Europe ETF(a)	57,959	3,430,593
RiverFront Dynamic US Dividend Advantage ETF(a)	543,989	18,147,419
RiverFront Dynamic US Flex-Cap ETF(a)	571,291	19,189,665
		59,499,332
TOTAL EXCHANGE TRADED FUNDS
(Cost $78,939,148)		80,337,803

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.13%)
Money Market Fund (1.13%)
State Street Institutional Treasury Plus Money Market Fund	1.749%	929,166	929,166

TOTAL MONEY MARKET FUND			929,166

TOTAL SHORT-TERM INVESTMENTS
(Cost $929,166)			929,166

TOTAL INVESTMENTS (98.97%)
(Cost $79,868,314)			$81,266,969

Other Assets In Excess Of Liabilities (1.03%)			843,302

NET ASSETS (100.00%)			$82,110,271

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

126 | October 31, 2019

RiverFront Asset Allocation Moderate

Statement of Investments	October 31, 2019

		Value
	Shares	(Note 2)
EXCHANGE TRADED FUNDS (98.31%)
Debt (45.45%)
RiverFront Dynamic Core Income ETF(a)	991,940	$25,091,122
RiverFront Dynamic Unconstrained Income ETF(a)	47,681	1,207,998
Riverfront Strategic Income Fund(a)	102,513	2,552,574
		28,851,694
Equity (52.86%)
First Trust RiverFront Dynamic Developed International ETF(a)	54,346	3,128,156
RiverFront Dynamic US Dividend Advantage ETF(a)	575,622	19,202,692
RiverFront Dynamic US Flex-Cap ETF(a)	333,998	11,218,993
		33,549,841
TOTAL EXCHANGE TRADED FUNDS
(Cost $60,075,494)		62,401,535

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT-TERM INVESTMENTS (1.84%)
Money Market Fund (1.84%)
State Street Institutional Treasury Plus Money Market Fund	1.749%	1,166,311	1,166,311

TOTAL MONEY MARKET FUND			1,166,311

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,166,311)			1,166,311

TOTAL INVESTMENTS (100.15%)
(Cost $61,241,805)			$63,567,846

Liabilities In Excess Of Other Assets (-0.15%)			(98,109)

NET ASSETS (100.00%)			$63,469,737

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

127 | October 31, 2019

RiverFront Global Allocation Series

Statements of Assets and Liabilities	October 31, 2019

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
ASSETS
Investments, at value	$684,306	$929,166	$1,166,311
Investments in affiliates, at value	35,050,707	80,337,803	62,401,535
Receivable for investments sold	–	951,503	–
Receivable for shares sold	150	173	–
Dividends and interest receivable	830	1,796	1,478
Total Assets	35,735,993	82,220,441	63,569,324
LIABILITIES
Payable for shares redeemed	3,012	55,489	47,158
Unitary administrative fees payable	14,943	34,935	26,955
Distribution and services fees payable	5,305	19,746	25,474
Total Liabilities	23,260	110,170	99,587
NET ASSETS	$35,712,733	$82,110,271	$63,469,737
NET ASSETS CONSIST OF
Paid-in capital	$37,149,679	$84,343,847	$62,883,485
Total distributable earnings	(1,436,946)	(2,233,576)	586,252
NET ASSETS	$35,712,733	$82,110,271	$63,469,737
INVESTMENTS, AT COST	$684,306	$929,166	$1,166,311
INVESTMENTS IN AFFILIATES, AT COST	$35,431,382	$78,939,148	$60,075,494

See Notes to Financial Statements.

128 | October 31, 2019

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	October 31, 2019

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.57	$12.02	$10.46
Net Assets	$3,914,171	$8,863,561	$5,162,074
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	338,251	737,474	493,331
Class A:
Net Asset Value, offering and redemption price per share	$11.48	$12.01	$10.45
Net Assets	$756,386	$3,839,336	$5,932,634
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	65,862	319,738	567,563
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.15	$12.71	$11.06
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.89	$11.65	$10.30
Net Assets	$4,758,028	$19,797,637	$26,831,019
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	436,777	1,699,354	2,603,991
Class I:
Net Asset Value, offering and redemption price per share	$11.79	$11.97	$10.47
Net Assets	$7,003,291	$49,609,737	$25,544,010
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	593,854	4,145,604	2,440,351
Investor Class II:
Net Asset Value, offering and redemption price per share	$11.47	N/A	N/A
Net Assets	$1,255,185	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	109,399	N/A	N/A
Class L:
Net Asset Value, offering and redemption price per share	$11.77	N/A	N/A
Net Assets	$18,025,672	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,531,378	N/A	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

129 | October 31, 2019

RiverFront Global Allocation Series

Statements of Operations	For the Year Ended October 31, 2019

	RiverFront Asset Allocation Aggressive	RiverFront Asset Allocation Growth & Income	RiverFront Asset Allocation Moderate
INVESTMENT INCOME
Dividends	$14,813	$27,193	$21,965
Dividends from affiliated securities	785,670	1,761,160	1,591,054
Total Investment Income	800,483	1,788,353	1,613,019

EXPENSES
Unitary administrative fees	99,640	184,959	160,876
Distribution and service fees
Investor Class	10,862	19,700	15,336
Class A	913	4,112	7,113
Class C	64,124	190,751	310,291
Investor Class II	3,788	–	–
Total Expenses	179,327	399,522	493,616
Net Expenses	179,327	399,522	493,616
Net Investment Income	621,156	1,388,831	1,119,403
Net realized loss on investments - affiliated securities	(1,523,400)	(2,958,678)	(1,302,960)
Net realized gain distributions from affiliated securities	5	786	561
Net realized loss	(1,523,395)	(2,957,892)	(1,302,399)
Net change in unrealized appreciation on investments - affiliated securities	2,847,100	5,839,705	4,563,442
Net change in unrealized appreciation	2,847,100	5,839,705	4,563,442
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,323,705	2,881,813	3,261,043
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,944,861	$4,270,644	$4,380,446

See Notes to Financial Statements.

130 | October 31, 2019

RiverFront Asset Allocation Aggressive

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$621,156	$916,735
Net realized gain/(loss)	(1,523,400)	10,934,477
Net realized gain distributions from affiliated securities	5	–
Net change in unrealized appreciation/(depreciation)	2,847,100	(14,907,919)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,944,861	(3,056,707)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(978,331)	(337,109)
Class A	(1,998)	–
Class C	(1,852,942)	(422,163)
Class I	(2,155,224)	(552,595)
Investor Class II(c)	(458,057)	(134,600)
Class L	(4,257,390)	(999,039)
Net Decrease in Net Assets from Distributions	(9,703,942)	(2,445,506)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	1,351,202	316,046
Class A(d)	922,531	10,000
Class C	445,318	1,137,491
Class I	1,734,905	4,319,752
Investor Class II(c)	79,701	35,666
Class L	2,056,278	2,000,911
Dividends reinvested
Investor Class(b)	945,702	332,210
Class A(d)	1,998	–
Class C	1,813,092	403,730
Class I	1,923,202	513,505
Investor Class II(c)	360,676	115,441
Class L	4,241,732	994,742
Shares redeemed
Investor Class(b)	(2,121,927)	(4,556,621)
Class A(d)	(195,850)	–
Class C	(4,449,881)	(2,272,781)
Class I	(7,645,415)	(4,539,710)
Investor Class II(c)	(806,515)	(1,316,015)
Class L	(4,474,200)	(6,678,837)
Acquisition (Note 10)
Investor Class	–	–
Class A	–	–
Class C	–	–
Class I	–	–
Investor Class II	–	–
Class L	–	–
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(3,817,451)	(9,184,470)
Net decrease in net assets	(11,576,532)	(14,686,684)
NET ASSETS
Beginning of year	47,289,265	61,975,949
End of year	$35,712,733	$47,289,265

See Notes to Financial Statements.

131 | October 31, 2019

RiverFront Asset Allocation Aggressive

Statements of Changes in Net Assets

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(d)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

132 | October 31, 2019

RiverFront Asset Allocation Growth & Income

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$1,388,831	$1,343,287
Net realized gain/(loss)	(2,958,678)	12,049,269
Net realized gain distributions from affiliated securities	786	–
Net change in unrealized appreciation/(depreciation)	5,839,705	(17,250,198)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,270,644	(3,857,642)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(1,336,549)	(498,424)
Class A(c)	(33,358)	(117)
Class C	(3,170,284)	(898,485)
Class I	(6,987,237)	(1,659,656)
Net Decrease in Net Assets from Distributions	(11,527,428)	(3,056,682)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	203,942	1,153,407
Class A(c)	3,685,066	13,540
Class C	922,731	3,149,024
Class I	7,460,165	30,676,562
Dividends reinvested
Investor Class(b)	1,290,905	473,791
Class A(c)	33,151	117
Class C	3,042,112	853,722
Class I	6,707,400	1,565,562
Shares redeemed
Investor Class(b)	(4,107,208)	(10,902,547)
Class A(c)	(868,285)	–
Class C	(10,941,786)	(5,371,606)
Class I	(22,189,473)	(9,883,640)
Acquisition (Note 10)
Investor Class	3,260,538	–
Class A	913,417	–
Class C	5,789,388	–
Class I	10,230,419	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	5,432,482	11,727,932
Net increase/(decrease) in net assets	(1,824,302)	4,813,609
NET ASSETS
Beginning of year	83,934,573	79,120,964
End of year	$82,110,271	$83,934,573

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

133 | October 31, 2019

RiverFront Asset Allocation Moderate

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)
OPERATIONS
Net investment income	$1,119,403	$1,293,172
Net realized gain/(loss)	(1,302,960)	11,740,607
Net realized gain distributions from affiliated securities	561	–
Net change in unrealized appreciation/(depreciation)	4,563,442	(14,085,333)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,380,446	(1,051,554)
TOTAL DISTRIBUTIONS
From distributable earnings
Investor Class(b)	(1,178,333)	(777,381)
Class A(c)	(62,602)	(101)
Class C	(5,595,843)	(2,844,467)
Class I	(4,146,360)	(2,005,140)
Net Decrease in Net Assets from Distributions	(10,983,138)	(5,627,089)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Investor Class(b)	18,686	319,224
Class A(c)	7,241,268	10,000
Class C	1,162,855	1,962,397
Class I	2,661,508	7,717,359
Dividends reinvested
Investor Class(b)	1,125,741	716,488
Class A(c)	62,095	101
Class C	5,348,120	2,501,493
Class I	3,834,901	1,872,861
Shares redeemed
Investor Class(b)	(3,626,295)	(5,355,419)
Class A(c)	(1,836,224)	–
Class C	(21,627,177)	(11,310,667)
Class I	(9,782,890)	(9,936,285)
Acquisition (Note 10)
Investor Class	151,471	–
Class A	302,618	–
Class C	4,827,033	–
Class I	2,934,669	–
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(7,201,621)	(11,502,448)
Net decrease in net assets	(13,804,313)	(18,181,091)
NET ASSETS
Beginning of year	77,274,050	95,455,141
End of year	$63,469,737	$77,274,050

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Prior to December 1, 2017, Investor Class was known as Class A.
(c)	Class A commenced operations on June 12, 2018.

See Notes to Financial Statements.

134 | October 31, 2019

RiverFront Asset Allocation Aggressive – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$14.59	$16.27		$13.54	$13.95	$15.44
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.17	0.25		0.16	0.23	0.24
Net realized and unrealized gain/(loss)	0.08	(1.27)		2.76	(0.31)	(0.04)
Total from investment operations	0.25	(1.02)		2.92	(0.08)	0.20
DISTRIBUTIONS:
From net investment income	(0.19)	(0.21)		(0.19)	(0.20)	(0.25)
From net realized gains	(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(3.27)	(0.66)		(0.19)	(0.33)	(1.69)
Net increase/(decrease) in net asset value	(3.02)	(1.68)		2.73	(0.41)	(1.49)
Net asset value, end of year	$11.57	$14.59		$16.27	$13.54	$13.95
TOTAL RETURN(d)	5.05%	(6.62)%		21.81%	(0.57)%	1.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,914	$4,491		$8,935	$9,618	$18,308
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.93%		1.45%	1.40%	1.38%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.75	%(e)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.47%	1.56%		1.09%	1.77%	1.67%
Portfolio turnover rate(f)	18%	200%		60%	113%	71%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

135 | October 31, 2019

RiverFront Asset Allocation Aggressive – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$14.51	$16.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.16
Net realized and unrealized gain/(loss)	0.03	(2.00)
Total from investment operations	0.24	(1.84)
DISTRIBUTIONS:
From net investment income	(0.19)	–
From net realized gains	(3.08)	–
Total distributions	(3.27)	–
Net (decrease) in net asset value	(3.03)	(1.84)
Net asset value, end of year	$11.48	$14.51
TOTAL RETURN(b)	5.01%	(11.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$756	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.88%	2.66	%(c)
Portfolio turnover rate(d)	18%	200%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

136 | October 31, 2019

RiverFront Asset Allocation Aggressive – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$14.01	$15.73		$13.18	$13.67	$15.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08	0.12		0.04	0.12	0.13
Net realized and unrealized gain/(loss)	0.05	(1.20)		2.68	(0.30)	(0.04)
Total from investment operations	0.13	(1.08)		2.72	(0.18)	0.09
DISTRIBUTIONS:
From net investment income	(0.17)	(0.19)		(0.17)	(0.18)	(0.17)
From net realized gains	(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(3.25)	(0.64)		(0.17)	(0.31)	(1.61)
Net increase/(decrease) in net asset value	(3.12)	(1.72)		2.55	(0.49)	(1.52)
Net asset value, end of year	$10.89	$14.01		$15.73	$13.18	$13.67
TOTAL RETURN(c)	4.23%	(7.24)%		20.87%	(1.31)%	0.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,758	$8,597		$10,408	$11,447	$12,908
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.63%		2.20%	2.16%	2.13%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.47	%(d)	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	0.71%	0.80%		0.29%	0.92%	0.88%
Portfolio turnover rate(e)	18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

137 | October 31, 2019

RiverFront Asset Allocation Aggressive – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$14.78	$16.43		$13.65	$14.03	$15.52
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.21	0.29		0.19	0.26	0.26
Net realized and unrealized gain/(loss)	0.07	(1.27)		2.78	(0.30)	(0.03)
Total from investment operations	0.28	(0.98)		2.97	(0.04)	0.23
DISTRIBUTIONS:
From net investment income	(0.19)	(0.22)		(0.19)	(0.21)	(0.28)
From net realized gains	(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(3.27)	(0.67)		(0.19)	(0.34)	(1.72)
Net increase/(decrease) in net asset value	(2.99)	(1.65)		2.78	(0.38)	(1.49)
Net asset value, end of year	$11.79	$14.78		$16.43	$13.65	$14.03
TOTAL RETURN(c)	5.29%	(6.33)%		22.05%	(0.31)%	1.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,003	$12,701		$13,873	$10,140	$16,412
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.62%		1.20%	1.15%	1.29%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.46	%(d)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.77%	1.79%		1.29%	1.98%	1.77%
Portfolio turnover rate(e)	18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

138 | October 31, 2019

RiverFront Asset Allocation Aggressive – Investor Class II

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$14.50	$16.18		$13.47	$13.87	$15.37
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.18	0.25		0.15	0.23	0.26
Net realized and unrealized gain/(loss)	0.06	(1.27)		2.75	(0.30)	(0.07)
Total from investment operations	0.24	(1.02)		2.90	(0.07)	0.19
DISTRIBUTIONS:
From net investment income	(0.19)	(0.21)		(0.19)	(0.20)	(0.25)
From net realized gains	(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(3.27)	(0.66)		(0.19)	(0.33)	(1.69)
Net increase/(decrease) in net asset value	(3.03)	(1.68)		2.71	(0.40)	(1.50)
Net asset value, end of year	$11.47	$14.50		$16.18	$13.47	$13.87
TOTAL RETURN(d)	5.02%	(6.66)%		21.77%	(0.51)%	1.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,255	$2,043		$3,451	$4,667	$6,924
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.91%		1.45%	1.40%	1.38%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.74	%(e)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.53%	1.58%		1.04%	1.75%	1.78%
Portfolio turnover rate(f)	18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.
(c)	Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

139 | October 31, 2019

RiverFront Asset Allocation Aggressive – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$14.76	$16.41		$13.63	$14.01	$15.49
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.21	0.30		0.19	0.25	0.27
Net realized and unrealized gain/(loss)	0.07	(1.28)		2.78	(0.29)	(0.03)
Total from investment operations	0.28	(0.98)		2.97	(0.04)	0.24
DISTRIBUTIONS:
From net investment income	(0.19)	(0.22)		(0.19)	(0.21)	(0.28)
From net realized gains	(3.08)	(0.45)		–	(0.13)	(1.44)
Total distributions	(3.27)	(0.67)		(0.19)	(0.34)	(1.72)
Net increase/(decrease) in net asset value	(2.99)	(1.65)		2.78	(0.38)	(1.48)
Net asset value, end of year	$11.77	$14.76		$16.41	$13.63	$14.01
TOTAL RETURN(c)	5.30%	(6.34)%		22.08%	(0.31)%	1.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,026	$19,449		$25,309	$22,552	$26,109
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.63%		1.20%	1.16%	1.04%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.47	%(d)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.77%	1.82%		1.27%	1.90%	1.86%
Portfolio turnover rate(e)	18%	200%		60%	113%	71%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Aggressive was known as the RiverFront Global Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

140 | October 31, 2019

RiverFront Asset Allocation Growth & Income – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015
Net asset value, beginning of period	$13.37	$14.48		$12.38	$12.63		$13.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.23	0.25		0.17	0.21		0.25
Net realized and unrealized gain/(loss)	0.41	(0.80)		2.09	(0.00	)(d)	(0.04)
Total from investment operations	0.64	(0.55)		2.26	0.21		0.21
DISTRIBUTIONS:
From net investment income	(0.21)	(0.24)		(0.16)	(0.21)		(0.22)
From net realized gains	(1.78)	(0.32)		–	(0.25)		(0.46)
Total distributions	(1.99)	(0.56)		(0.16)	(0.46)		(0.68)
Net increase/(decrease) in net asset value	(1.35)	(1.11)		2.10	(0.25)		(0.47)
Net asset value, end of year	$12.02	$13.37		$14.48	$12.38		$12.63
TOTAL RETURN(e)	6.71%	(4.03)%		18.37%	1.80%		1.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,864	$9,062		$19,123	$20,227		$19,769
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.85%		1.37%	1.35%		1.35%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.74	%(f)	1.15%	1.15%		1.15%
Ratio of net investment income to average net assets	1.91%	1.70%		1.24%	1.74%		1.98%
Portfolio turnover rate(g)	62%	224%		63%	129%		75%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 or ($0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(f)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

141 | October 31, 2019

RiverFront Asset Allocation Growth & Income – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$13.36	$14.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.15
Net realized and unrealized gain/(loss)	0.39	(1.34)
Total from investment operations	0.64	(1.19)
DISTRIBUTIONS:
From net investment income	(0.21)	(0.15)
From net realized gains	(1.78)	–
Total distributions	(1.99)	(0.15)
Net (decrease) in net asset value	(1.35)	(1.34)
Net asset value, end of year	$12.01	$13.36
TOTAL RETURN(b)	6.78%	(8.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,839	$13
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	2.13%	2.65	%(c)
Portfolio turnover rate(d)	62%	224%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

142 | October 31, 2019

RiverFront Asset Allocation Growth & Income – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$13.03	$14.16		$12.15	$12.44	$12.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.14		0.07	0.13	0.15
Net realized and unrealized gain/(loss)	0.40	(0.78)		2.05	(0.02)	(0.04)
Total from investment operations	0.53	(0.64)		2.12	0.11	0.11
DISTRIBUTIONS:
From net investment income	(0.13)	(0.17)		(0.11)	(0.15)	(0.18)
From net realized gains	(1.78)	(0.32)		–	(0.25)	(0.46)
Total distributions	(1.91)	(0.49)		(0.11)	(0.40)	(0.64)
Net increase/(decrease) in net asset value	(1.38)	(1.13)		2.01	(0.29)	(0.53)
Net asset value, end of year	$11.65	$13.03		$14.16	$12.15	$12.44
TOTAL RETURN(c)	5.91%	(4.74)%		17.53%	0.97%	0.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$19,798	$23,111		$26,514	$32,217	$34,766
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.57%		2.12%	2.10%	2.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.47	%(d)	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.15%	1.01%		0.51%	1.08%	1.18%
Portfolio turnover rate(e)	62%	224%		63%	129%	75%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

143 | October 31, 2019

RiverFront Asset Allocation Growth & Income – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$13.31	$14.42		$12.31	$12.56	$13.02
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.26	0.29		0.20	0.25	0.28
Net realized and unrealized gain/(loss)	0.41	(0.82)		2.09	(0.01)	(0.05)
Total from investment operations	0.67	(0.53)		2.29	0.24	0.23
DISTRIBUTIONS:
From net investment income	(0.23)	(0.26)		(0.18)	(0.24)	(0.23)
From net realized gains	(1.78)	(0.32)		–	(0.25)	(0.46)
Total distributions	(2.01)	(0.58)		(0.18)	(0.49)	(0.69)
Net increase/(decrease) in net asset value	(1.34)	(1.11)		2.11	(0.25)	(0.46)
Net asset value, end of year	$11.97	$13.31		$14.42	$12.31	$12.56
TOTAL RETURN(c)	7.07%	(3.88)%		18.75%	2.01%	1.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$49,610	$51,749		$33,484	$28,833	$22,780
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.53%		1.12%	1.10%	1.10%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.44	%(d)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.17%	2.04%		1.50%	2.06%	2.21%
Portfolio turnover rate(e)	62%	224%		63%	129%	75%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Growth & Income was known as the RiverFront Dynamic Equity Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

144 | October 31, 2019

RiverFront Asset Allocation Moderate – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.54	$12.47		$11.22	$11.48	$12.15
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.21	0.22		0.18	0.21	0.23
Net realized and unrealized gain/(loss)	0.49	(0.36)		1.23	(0.01)	(0.06)
Total from investment operations	0.70	(0.14)		1.41	0.20	0.17
DISTRIBUTIONS:
From net investment income	(0.20)	(0.22)		(0.16)	(0.21)	(0.20)
From net realized gains	(1.58)	(0.57)		–	(0.25)	(0.64)
Total distributions	(1.78)	(0.79)		(0.16)	(0.46)	(0.84)
Net increase/(decrease) in net asset value	(1.08)	(0.93)		1.25	(0.26)	(0.67)
Net asset value, end of year	$10.46	$11.54		$12.47	$11.22	$11.48
TOTAL RETURN(d)	7.99%	(1.32)%		12.67%	1.81%	1.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,162	$8,244		$13,311	$22,679	$24,402
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.84%		1.33%	1.31%	1.30%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.74	%(e)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.00%	1.78%		1.49%	1.87%	1.97%
Portfolio turnover rate(f)	41%	209%		56%	132%	110%

(a)	Prior to December 1, 2017, Investor Class was known as Class A.
(b)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund. (c) Calculated using the average shares method.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

145 | October 31, 2019

RiverFront Asset Allocation Moderate – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Period June 12, 2018 (Commencement of Operations) to October 31, 2018
Net asset value, beginning of period	$11.53	$12.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.11
Net realized and unrealized gain/(loss)	0.51	(0.74)
Total from investment operations	0.71	(0.63)
DISTRIBUTIONS:
From net investment income	(0.21)	(0.12)
From net realized gains	(1.58)	–
Total distributions	(1.79)	(0.12)
Net (decrease) in net asset value	(1.08)	(0.75)
Net asset value, end of year	$10.45	$11.53
TOTAL RETURN(b)	8.07%	(5.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,933	$9
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.50%	0.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	1.92%	2.44	%(c)
Portfolio turnover rate(d)	41%	209%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

146 | October 31, 2019

RiverFront Asset Allocation Moderate – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.39	$12.34		$11.12	$11.39	$12.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.12		0.08	0.13	0.13
Net realized and unrealized gain/(loss)	0.49	(0.36)		1.24	(0.02)	(0.06)
Total from investment operations	0.62	(0.24)		1.32	0.11	0.07
DISTRIBUTIONS:
From net investment income	(0.13)	(0.14)		(0.10)	(0.13)	(0.14)
From net realized gains	(1.58)	(0.57)		–	(0.25)	(0.64)
Total distributions	(1.71)	(0.71)		(0.10)	(0.38)	(0.78)
Net increase/(decrease) in net asset value	(1.09)	(0.95)		1.22	(0.27)	(0.71)
Net asset value, end of year	$10.30	$11.39		$12.34	$11.12	$11.39
TOTAL RETURN(c)	7.23%	(2.16)%		11.94%	1.03%	0.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$26,831	$40,792		$51,231	$63,480	$70,771
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.25%	1.56%		2.08%	2.06%	2.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.25%	1.47	%(d)	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.27%	1.03%		0.70%	1.14%	1.14%
Portfolio turnover rate(e)	41%	209%		56%	132%	110%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

147 | October 31, 2019

RiverFront Asset Allocation Moderate – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net asset value, beginning of period	$11.54	$12.48		$11.21	$11.47	$12.14
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.23	0.25		0.20	0.24	0.25
Net realized and unrealized gain/(loss)	0.50	(0.37)		1.25	(0.01)	(0.06)
Total from investment operations	0.73	(0.12)		1.45	0.23	0.19
DISTRIBUTIONS:
From net investment income	(0.22)	(0.25)		(0.18)	(0.24)	(0.22)
From net realized gains	(1.58)	(0.57)		–	(0.25)	(0.64)
Total distributions	(1.80)	(0.82)		(0.18)	(0.49)	(0.86)
Net increase/(decrease) in net asset value	(1.07)	(0.94)		1.27	(0.26)	(0.67)
Net asset value, end of year	$10.47	$11.54		$12.48	$11.21	$11.47
TOTAL RETURN(c)	8.36%	(1.16)%		13.05%	2.05%	1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$25,544	$28,228		$30,913	$43,056	$46,350
Ratio of expenses to average net assets excluding fee waivers and reimbursements	0.25%	0.56%		1.08%	1.06%	1.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.25%	0.47	%(d)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.25%	2.02%		1.71%	2.16%	2.16%
Portfolio turnover rate(e)	41%	209%		56%	132%	110%

(a)	Prior to February 28, 2018, the RiverFront Asset Allocation Moderate was known as the RiverFront Moderate Growth & Income Fund.
(b)	Calculated using the average shares method.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Effective February 28, 2018, pursuant to the Administrative Services Agreement, the Fund pays an annual unitary administrative fee, which is based on the Fund’s average daily net assets, and will no longer pay a management fee or contractually limit the Fund’s total annual expenses. Refer to Note 8.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 10 funds: ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund (each, a “Fund” and collectively, the “Funds”).

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | WMC Research Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. Effective February 28, 2018, the RiverFront Asset Allocation Aggressive seeks to achieve long-term capital appreciation, RiverFront Asset Allocation Growth & Income seeks to achieve long-term growth and income, the RiverFront Asset Allocation Moderate has two primary investment objectives- it seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks, and (2) growth of capital. The ALPS | Smith Total Return Bond Fund capital seeks to obtain maximum total return, consistent with preservation of capital. The ALPS | Smith Short Duration Bond Fund seeks as high a level of current income as is consistent with preservation of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2019, net assets of the CoreCommodity Fund were $546,482,732 of which $105,045,174 or 19.22%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund

ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund. As of October 31, 2019, net assets of the Kotak Fund were $28,883,710 of which $10,002,756 or 34.63%, represented the Kotak Fund’s ownership of all issued shares and voting rights of the Subsidiary.

The Portfolio is a tax resident of Mauritius enabling it to claim beneficial tax treatment provided under the tax treaty between India and Mauritius. Prior to April 1, 2017, the tax treaty allowed the portfolio to claim full exemption from capital gains on sale of Indian securities. However, pursuant to the changes to the tax treaty between India and Mauritius effective April 1, 2017, the gains arising to the portfolio from sale of shares of Indian companies are taxable in India except for gains arising from sale of shares which were purchased prior to April 1, 2017. The tax treaty still allows the portfolio to claim exemption on capital gains arising from securities other than shares. Further, India enacted the General Anti-Avoidance Rule (GAAR) in its tax law effective April 1, 2017 which contains treaty override provisions whereby the Indian tax authorities could deny treaty benefits

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to the portfolio if it is established that the main purpose of the investments made through the portfolio is to benefit from the tax treaty and the portfolio does not have sufficient commercial substance in Mauritius or one of the other GAAR test is satisfied.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements. The Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Bonds may be purchased and held as odd lots. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Special valuation considerations may apply with respect to a Fund’s odd-lot positions, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. The ALPS | Smith Total Return Bond Fund and the ALPS | Smith Short Duration Bond Fund have odd lot pricing policies it employs to value odd lot securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

For ALPS | Kotak India Growth Fund, ALPS | Red Rocks Listed Private Equity Fund, and Clough China Fund, who hold equity securities that are primarily traded on foreign securities exchanges, such securities are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or

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“logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Fair Value Committee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2019:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)
United States	$69,124,024	$103	$–	$69,124,127
Other	75,850,440	–	–	75,850,440
Master Limited Partnerships(a)	1,296,040	–	–	1,296,040
Rights	12,048	–	–	12,048
Government Bonds	–	388,348,363	–	388,348,363
Total	$146,282,552	$388,348,466	$–	$534,631,018
Other Financial Instruments
Assets
Futures Contracts	$2,401,983	$–	$–	$2,401,983
Total Return Swap Contracts	–	24	–	24
Liabilities
Futures Contracts	(3,602,086)	–	–	(3,602,086)
Total	$(1,200,103)	$24	$–	$(1,200,079)

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Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Communication Services	$360,053	$–	$–	$360,053
Consumer Discretionary	–	2,434,598	–	2,434,598
Consumer Staples	277,767	1,583,194	–	1,860,961
Energy	–	2,622,382	–	2,622,382
Financials	3,373,406	6,850,787	–	10,224,193
Health Care	533,171	383,319	–	916,490
Industrials	–	3,522,977	–	3,522,977
Information Technology	1,976,552	1,163,563	–	3,140,115
Materials	678,602	1,658,654	–	2,337,256
Real Estate	635,005	–	–	635,005
Total	$7,834,556	$20,219,474	$–	$28,054,030

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Short Duration Bond Fund
Collateralized Mortgage Obligations	$–	$3,088,824	$–	$3,088,824
Commercial Mortgage-Backed Securities	–	1,029,548	–	1,029,548
Mortgage-Backed Securities	–	874,541	–	874,541
Corporate Bonds	–	24,799,184	–	24,799,184
Government Bonds	–	16,637,323	–	16,637,323
Municipal Bonds	–	200,919	–	200,919
Short Term Investments	128,251	–	–	128,251
Total	$128,251	$46,630,339	$–	$46,758,590

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Smith Total Return Bond Fund
Collateralized Mortgage Obligations	$–	$61,510,461	$–	$61,510,461
Mortgage-Backed Securities	–	12,406,494	–	12,406,494
Corporate Bonds	–	163,007,850	–	163,007,850
Government Bonds	–	136,362,605	–	136,362,605
Preferred Stock	4,064,800	–	–	4,064,800
Short Term Investments	7,240,896	–	–	7,240,896
Total	$11,305,696	$373,287,410	$–	$384,593,106

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Closed-End Funds	$25,462,454	$18,516,882	$–	$43,979,336
Common Stocks(a)	97,158,060	43,451,196	–	140,609,256
Short-Term Investments	3,718,379	–	–	3,718,379
Total	$126,338,893	$61,968,078	$–	$188,306,971

Investments in Securities at Value	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Research Value Fund
Common Stocks(a)	$84,352,890	$–	$–	$84,352,890
Exchange Traded Funds	621,971	–	–	621,971
Short-Term Investments	389,484	–	–	389,484
Total	$85,364,345	$–	$–	$85,364,345

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Investments in Securities at Value	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Communications	154,131	3,142,334	–	3,296,465
Consumer Discretionary	4,316,142	5,147,273	–	9,463,415
Consumer Staples	–	925,851	–	925,851
Energy	–	1,101,306	–	1,101,306
Financials	–	8,739,488	–	8,739,488
Industrials	555,540	–	–	555,540
Materials	–	1,699,168	–	1,699,168
Technology	4,157,871	3,629,791	–	7,787,662
Utilities	–	1,155,735	–	1,155,735
Total	$9,183,684	$25,540,946	$–	$34,724,630
Other Financial Instruments(b)
Assets:
Total Return Swap Contracts	$–	$378,303	$–	$378,303
Liabilities:
Total Return Swap Contracts	–	(45,560)	–	(45,560)
Total	$–	$332,743	$–	$332,743

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Aggressive
Exchange Traded Funds	$35,050,707	$–	$–	$35,050,707
Short-Term Investments	684,306	–	–	684,306
Total	$35,735,013	$–	$–	$35,735,013

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Growth & Income
Exchange Traded Funds	$80,337,803	$–	$–	$80,337,803
Short-Term Investments	929,166	–	–	929,166
Total	$81,266,969	$–	$–	$81,266,969

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Asset Allocation Moderate
Exchange Traded Funds	$62,401,535	$–	$–	$62,401,535
Short-Term Investments	1,166,311	–	–	1,166,311
Total	$63,567,846	$–	$–	$63,567,846

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.
(b)	For liabilities arising from bank overdrafts, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of October 31, 2019, the liabilities related to bank overdrafts used level 2 inputs.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. The Funds are not subject to income taxes to the extent such distributions are made.

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The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund, normally pays dividends and distributes capital gains, if any, on an annual basis. RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund declare and distribute dividends, if any, on a monthly basis and capital gains, if any, on at least an annual basis. Income dividend distributions are derived from interest, dividends, and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

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Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

Treasury Inflation Protected-Securities (“TIPS”): The Funds may invest in TIPS, including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: Certain Funds may invest in MLPs, which are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

155 | October 31, 2019

Notes to Financial Statements
October 31, 2019

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the Funds are permitted to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund and Clough China Fund primarily enter into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

156 | October 31, 2019

Notes to Financial Statements
October 31, 2019

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2019 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the Fiscal Year Ended October 31, 2019 was $353,897,137. The average notional amount of the swap positions held in the Clough China Fund for the Fiscal Year Ended October 31, 2019 was $2,758,364.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

157 | October 31, 2019

Notes to Financial Statements
October 31, 2019

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the Fiscal Year Ended October 31, 2019 was $194,741,438 for long futures and $103,071,065 for short futures.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The average value of written options held long in the Clough China Fund for the Fiscal Year Ended October 31, 2019 was $4,088. The average value of written options held short in the Clough China Fund for the Fiscal Year Ended October 31, 2019 was $159.

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities for the Fiscal Year Ended October 31, 2019:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$2,401,983	Unrealized depreciation on futures contracts(b)	$(3,602,086)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	24	Unrealized depreciation on total return swap contracts	N/A
Total		$2,402,007		$(3,602,086)

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$378,303	Unrealized depreciation on total return swap contracts	$(45,560)
Total		$378,303		$(45,560)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

158 | October 31, 2019

Notes to Financial Statements
October 31, 2019

The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended October 31, 2019:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/ Net change in unrealized depreciation on futures contracts	$(881,777)	$(3,731,974)
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/ Net change in unrealized depreciation on total return swap contracts	(38,411,220)	(1,046)
Total		$(39,292,997)	$(3,733,020)
Clough China Fund
Equity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$11,731	$463,359
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	55,761	–
Total		$67,492	$463,359

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2019:

Offsetting of Derivatives Asset

October 31, 2019

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$24	$–	$24	$–	$–	$24
Total	$24	$–	$24	$–	$–	$24

Clough China Fund
Total Return Swap Contracts	$378,303	$–	$378,303	$(45,560)	$–	$332,743
Total	$378,303	$–	$378,303	$(45,560)	$–	$332,743

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

 159 | October 31, 2019

Notes to Financial Statements
October 31, 2019

Offsetting of Derivatives Liability

October 31, 2019

				Gross Amounts Not Offset in the Statement of Financial Position
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Clough China Fund
Total Return Swap Contracts	$45,560	$–	$45,560	$(45,560)	$–	$–
Total	$45,560	$–	$45,560	$(45,560)	$–	$–

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2019 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$19,456,298	$–
ALPS | Kotak India Growth Fund	–	1,429,380
ALPS | Smith Short Duration Bond Fund	835,570	–
ALPS | Smith Total Return Bond Fund	3,232,935	–
ALPS | Red Rocks Listed Private Equity Fund	2,264,528	7,073,159
ALPS | WMC Research Value Fund	2,291,533	5,378,199
Clough China Fund	–	2,916,100
RiverFront Asset Allocation Moderate	1,521,039	9,462,099
RiverFront Asset Allocation Aggressive	552,519	9,151,423
RiverFront Asset Allocation Growth & Income	1,245,975	10,281,453

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$13,217,549	$–
ALPS | Kotak India Growth Fund	–	883,873
ALPS | Smith Short Duration Bond Fund	68,617	–
ALPS | Smith Total Return Bond Fund	69,423	–
ALPS | Red Rocks Listed Private Equity Fund	19,472,820	6,561,622
ALPS | WMC Research Value Fund	2,768,412	4,591,672
Clough China Fund	225,398	–
RiverFront Asset Allocation Moderate	1,365,082	4,262,007
RiverFront Asset Allocation Aggressive	785,003	1,660,504
RiverFront Asset Allocation Growth & Income	1,298,806	1,757,875

Components of Distributable Earnings on a Tax Basis: At October 31, 2019, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related controlled foreign corporations, securities redeemed in kind, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

160 | October 31, 2019

Notes to Financial Statements
October 31, 2019

For the fiscal year ended October 31, 2019, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Distributable earnings
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$(38,259,433)	$38,259,433
ALPS | Kotak India Growth Fund	(259,332)	259,332
ALPS | Red Rocks Listed Private Equity Fund	15,491	(15,491)
RiverFront Asset Allocation Moderate	138,419	(138,419)
RiverFront Asset Allocation Growth & Income	938,140	(938,140)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Fund	Amount
ALPS | Kotak India Growth Fund	$259,332

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$3,972,878	$(63,957,949)	$–	$(26,164,362)	$(86,149,433)
ALPS | Kotak India Growth Fund	–	363,109	(109,432)	3,418,058	3,671,735
ALPS | Smith Short Duration Bond Fund	414,568	7,379	–	381,053	803,000
ALPS | Smith Total Return Bond Fund	4,366,402	8,027	–	6,092,745	10,467,174
ALPS | Red Rocks Listed Private Equity Fund	14,614,113	11,003,099	–	18,536,961	44,154,173
ALPS | WMC Research Value Fund	845,786	1,423,664	–	10,332,069	12,601,519
Clough China Fund	648,311	2,743,545	–	3,504,607	6,896,463
RiverFront Asset Allocation Moderate	38,480	(1,154,509)	–	1,702,281	586,252
RiverFront Asset Allocation Aggressive	475,469	(1,442,739)	–	(469,676)	(1,436,946)
RiverFront Asset Allocation Growth & Income	154,035	(3,730,423)	–	1,342,812	(2,233,576)

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of October 31, 2019 the following amounts are available as carry forwards to the next tax year:

Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$32,257,638	$31,700,311
RiverFront Asset Allocation Moderate*	1,034,789	119,720
RiverFront Asset Allocation Aggressive	1,175,758	266,981
RiverFront Asset Allocation Growth & Income*	3,037,200	693,223

(*)	May be subject to §382 limitation resulting from mergers.

The following funds elected to defer to the period ending October 31, 2020, late year ordinary losses:

Fund	Amount
ALPS | Kotak India Growth Fund	$109,432

161 | October 31, 2019

Notes to Financial Statements
October 31, 2019

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2019, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$17,428,211	$(43,590,758)	$(1,815)	$(26,164,362)	$559,593,486
ALPS | Kotak India Growth Fund	5,200,882	(1,587,408)	(195,416)	3,418,058	24,440,556
ALPS | Smith Short Duration Bond Fund	415,091	(34,038)	–	381,053	46,377,537
ALPS | Smith Total Return Bond Fund	6,438,772	(346,027)	–	6,092,745	378,500,361
ALPS | Red Rocks Listed Private Equity Fund	23,687,165	(5,109,636)	(40,568)	18,536,961	169,729,442
ALPS | WMC Research Value Fund	13,339,260	(3,007,191)	–	10,332,069	75,032,276
Clough China Fund	7,763,757	(4,591,661)	332,511	3,504,607	31,219,791
RiverFront Asset Allocation Moderate	1,780,618	(78,337)	–	1,702,281	61,543,486
RiverFront Asset Allocation Aggressive	432,960	(902,636)	–	(469,676)	36,204,689
RiverFront Asset Allocation Growth & Income	1,957,922	(615,110)	–	1,342,812	80,040,280

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Fiscal Year Ended October 31, 2019 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$117,239,355	$81,787,368
ALPS | Kotak India Growth Fund(b)	16,414,620	13,272,819
ALPS | Smith Short Duration Bond Fund	176,689,899	153,783,469
ALPS | Smith Total Return Bond Fund	596,823,720	367,919,280
ALPS | Red Rocks Listed Private Equity Fund	53,692,363	124,900,981
ALPS | WMC Research Value Fund	48,700,068	55,356,398
Clough China Fund	120,627,641	118,493,706
RiverFront Asset Allocation Moderate	25,963,663	43,493,007
RiverFront Asset Allocation Aggressive	7,052,957	19,977,868
RiverFront Asset Allocation Growth & Income	44,971,375	49,946,331

Purchases and sales of U.S. Government Obligations during the Fiscal Year Ended October 31, 2019 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$361,642,495	$477,409,788
ALPS | Smith Short Duration Bond Fund	61,563,109	52,724,848
ALPS | Smith Total Return Bond Fund	464,358,761	336,833,687

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

162 | October 31, 2019

Notes to Financial Statements
October 31, 2019

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund, ALPS | Smith Total Return Bond Fund, and ALPS | Smith Short Duration Bond Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. The ALPS | WMC Research Value Fund, RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate shares do not incur redemption fees.

Effective December 1, 2017, Class A shares were renamed Investor Class shares for all Funds. Such shares will be offered without an initial sales charge or a contingent deferred sales charge. The RiverFront Asset Allocation Aggressive existing Investor shares were renamed Investor Class II shares.

For the Fiscal Year Ended October 31, 2019, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Investor Class(a)	$2,604	$953
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	1,039	–
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	6,458	1,825
ALPS | Kotak India Growth Fund - Investor Class(a)	100	780
ALPS | Kotak India Growth Fund - Class C	21	–
ALPS | Kotak India Growth Fund - Class I	–	1,310
ALPS | Smith Short Duration Bond Fund - Class A	6	–
ALPS | Smith Short Duration Bond Fund - Class I	18,679	20
ALPS | Smith Total Return Bond Fund - Investor Class(a)	51	–
ALPS | Smith Total Return Bond Fund - Class A	120	–
ALPS | Smith Total Return Bond Fund - Class I	34,809	–
ALPS | Red Rocks Listed Private Equity Fund - Investor Class(a)	1,691	2,739
ALPS | Red Rocks Listed Private Equity Fund - Class C	73	–
ALPS | Red Rocks Listed Private Equity Fund - Class I	10,842	20,134
Clough China Fund - Investor Class(a)	–	104

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

163 | October 31, 2019

Notes to Financial Statements
October 31, 2019

Transactions in shares of capital stock were as follows:

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	2,446,483	2,404,798
Dividends reinvested	192,619	149,637
Shares redeemed	(3,226,399)	(2,354,591)
Net increase/(decrease) in shares outstanding	(587,297)	199,844
Class A
Shares sold	86,944	25,286
Dividends reinvested	769	–
Shares redeemed	(488)	–
Net increase in shares outstanding	87,225	25,286
Class C
Shares sold	302,846	546,396
Dividends reinvested	27,483	15,808
Shares redeemed	(591,807)	(282,859)
Net increase/(decrease) in shares outstanding	(261,478)	279,345
Class I
Shares sold	34,629,454	40,931,672
Dividends reinvested	2,060,834	1,409,828
Shares redeemed	(47,684,063)	(19,960,935)
Net increase/(decrease) in shares outstanding	(10,993,775)	22,380,565

	ALPS | Kotak India Growth Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	90,140	108,593
Dividends reinvested	28,015	17,076
Shares redeemed	(260,791)	(286,012)
Net decrease in shares outstanding	(142,636)	(160,343)
Class A
Shares sold	6,622	720
Dividends reinvested	49	–
Net increase in shares outstanding	6,671	720
Class C
Shares sold	6,702	36,610
Dividends reinvested	12,986	4,697
Shares redeemed	(21,708)	(13,351)
Net increase/(decrease) in shares outstanding	(2,020)	27,956
Class I
Shares sold	820,197	465,614
Dividends reinvested	60,005	33,509
Shares redeemed	(383,177)	(696,418)
Net increase/(decrease) in shares outstanding	497,025	(197,295)

164 | October 31, 2019

Notes to Financial Statements
October 31, 2019

	ALPS | Smith Short Duration Bond Fund
	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement) to October 31, 2018
Investor Class
Shares sold	25,637	49,021
Dividends reinvested	988	197
Shares redeemed	(25,150)	(11)
Net increase in shares outstanding	1,475	49,207
Class A
Shares sold	36,264	11,000
Dividends reinvested	441	52
Shares redeemed	(1,808)	–
Net increase in shares outstanding	34,897	11,052
Class C
Shares sold	12,866	37,049
Dividends reinvested	555	61
Shares redeemed	(1,978)	–
Net increase in shares outstanding	11,443	37,110
Class I
Shares sold	4,134,450	1,357,229
Dividends reinvested	43,420	5,782
Shares redeemed	(1,159,658)	(1,080)
Net increase in shares outstanding	3,018,212	1,361,931

	ALPS | Smith Total Return Bond Fund
	For the Year Ended October 31, 2019	For the Period July 2, 2018 (Commencement) to October 31, 2018
Investor Class
Shares sold	703,752	34,199
Dividends reinvested	5,233	114
Shares redeemed	(368,244)	–
Net increase in shares outstanding	340,741	34,313
Class A
Shares sold	823,752	13,470
Dividends reinvested	3,772	70
Shares redeemed	(119,436)	–
Net increase in shares outstanding	708,088	13,540
Class C
Shares sold	155,015	11,990
Dividends reinvested	517	47
Shares redeemed	(10,168)	–
Net increase in shares outstanding	145,364	12,037
Class I
Shares sold	33,518,918	1,039,889
Dividends reinvested	220,509	6,526
Shares redeemed	(1,476,356)	(1,224)
Net increase in shares outstanding	32,263,071	1,045,191

165 | October 31, 2019

Notes to Financial Statements
October 31, 2019

	ALPS | Red Rocks Listed Private Equity Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	890,646	1,662,283
Dividends reinvested	178,286	732,595
Shares redeemed	(3,085,473)	(4,027,177)
Net decrease in shares outstanding	(2,016,541)	(1,632,299)
Class A
Shares sold	179,366	1,383
Dividends reinvested	186	–
Shares redeemed	(77,914)	–
Net increase in shares outstanding	101,638	1,383
Class C
Shares sold	125,206	711,785
Dividends reinvested	90,579	252,360
Shares redeemed	(914,084)	(501,413)
Net increase/(decrease) in shares outstanding	(698,299)	462,732
Class I
Shares sold	6,594,931	12,482,220
Dividends reinvested	881,354	1,953,871
Shares redeemed	(14,608,996)	(6,207,321)
Net increase/(decrease) in shares outstanding	(7,132,711)	8,228,770
Class R
Shares sold	210,457	304,915
Dividends reinvested	45,988	99,325
Shares redeemed	(174,673)	(196,766)
Net increase in shares outstanding	81,772	207,474

	ALPS | WMC Research Value Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	76,696	42,650
Dividends reinvested	544,959	434,186
Shares redeemed	(351,738)	(404,481)
Net increase in shares outstanding	269,917	72,355
Class A
Shares sold	4,401	1,098
Dividends reinvested	117	–
Shares redeemed	(1)	–
Net increase in shares outstanding	4,517	1,098
Class C
Shares sold	8,244	2,017
Dividends reinvested	6,835	5,073
Shares redeemed	(40,468)	(2,591)
Net increase/(decrease) in shares outstanding	(25,389)	4,499
Class I
Shares sold	344,143	370,387
Dividends reinvested	416,635	351,365
Shares redeemed	(934,243)	(1,014,778)
Net decrease in shares outstanding	(173,465)	(293,026)

166 | October 31, 2019

Notes to Financial Statements
October 31, 2019

	Clough China Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	20,658	27,347
Dividends reinvested	27,938	1,040
Shares redeemed	(97,477)	(115,807)
Net decrease in shares outstanding	(48,881)	(87,420)
Class A
Shares sold	72,214	334
Dividends reinvested	29	–
Shares redeemed	(5,585)	–
Net increase in shares outstanding	66,658	334
Class C
Shares sold	4,859	7,100
Dividends reinvested	10,101	–
Shares redeemed	(124,862)	(52,565)
Net decrease in shares outstanding	(109,902)	(45,465)
Class I
Shares sold	26,978	71,945
Dividends reinvested	78,396	4,707
Shares redeemed	(66,184)	(348,611)
Net increase/(decrease) in shares outstanding	39,190	(271,959)

167 | October 31, 2019

Notes to Financial Statements
October 31, 2019

	RiverFront Asset Allocation Aggressive
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	125,608	19,583
Dividends reinvested	94,006	20,763
Shares redeemed	(189,124)	(281,867)
Net increase/(decrease) in shares outstanding	30,490	(241,521)
Class A
Shares sold	82,909	612
Dividends reinvested	200	–
Shares redeemed	(17,859)	–
Net increase in shares outstanding	65,250	612
Class C
Shares sold	40,125	72,213
Dividends reinvested	190,251	26,131
Shares redeemed	(407,276)	(146,179)
Net decrease in shares outstanding	(176,900)	(47,835)
Class I
Shares sold	149,895	265,198
Dividends reinvested	187,996	31,757
Shares redeemed	(603,425)	(281,700)
Net increase/(decrease) in shares outstanding	(265,534)	15,255
Investor II(b)
Shares sold	7,818	2,358
Dividends reinvested	36,176	7,256
Shares redeemed	(75,492)	(82,077)
Net decrease in shares outstanding	(31,498)	(72,463)
Class L
Shares sold	179,272	121,715
Dividends reinvested	415,449	61,594
Shares redeemed	(381,451)	(407,438)
Net increase/(decrease) in shares outstanding	213,270	(224,129)

168 | October 31, 2019

Notes to Financial Statements
October 31, 2019

	RiverFront Asset Allocation Growth & Income
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	17,283	79,468
Dividends reinvested	120,109	33,034
Shares redeemed	(351,316)	(755,337)
Acquisition (Note 10)	273,339	–
Net increase/(decrease) in shares outstanding	59,415	(642,835)
Class A
Shares sold	313,306	929
Dividends reinvested	2,838	8
Shares redeemed	(73,986)	–
Acquisition (Note 10)	76,643	–
Net increase in shares outstanding	318,801	937
Class C
Shares sold	82,129	222,766
Dividends reinvested	292,273	60,921
Shares redeemed	(950,068)	(382,009)
Acquisition (Note 10)	500,915	–
Net decrease in shares outstanding	(74,751)	(98,322)
Class I
Shares sold	638,382	2,141,952
Dividends reinvested	625,708	109,646
Shares redeemed	(1,866,300)	(687,808)
Acquisition (Note 10)	861,187	–
Net increase in shares outstanding	258,977	1,563,790

169 | October 31, 2019

Notes to Financial Statements
October 31, 2019

	RiverFront Asset Allocation Moderate
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Investor Class(a)
Shares sold	1,837	26,370
Dividends reinvested	119,729	59,429
Shares redeemed	(357,459)	(438,211)
Acquisition (Note 10)	14,598	–
Net decrease in shares outstanding	(221,295)	(352,412)
Class A
Shares sold	711,679	815
Dividends reinvested	6,082	8
Shares redeemed	(180,214)	–
Acquisition (Note 10)	29,193	–
Net increase in shares outstanding	566,740	823
Class C
Shares sold	116,728	162,540
Dividends reinvested	577,863	209,832
Shares redeemed	(2,143,904)	(942,609)
Acquisition (Note 10)	472,697	–
Net decrease in shares outstanding	(976,616)	(570,237)
Class I
Shares sold	256,077	629,128
Dividends reinvested	406,794	155,323
Shares redeemed	(951,196)	(814,842)
Acquisition (Note 10)	282,639	–
Net decrease in shares outstanding	(5,686)	(30,391)

(a)	Prior to December 1, 2017, Investor Class was known as Class A.

(b)	Prior to December 1, 2017, Investor Class II was known as Investor Class.

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, realized gains or losses, change in unrealized gains or losses, shares and value of investments in affiliated companies for the year ended October 31, 2019 were as follows:

RiverFront Asset Allocation Aggressive	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of October 31, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2019
First Trust RiverFront Dynamic Asia Pacific ETF	49,049	485	(14,617)	34,917	$40,644	$151,189	$(146,968)	$1,811,145
RiverFront Dynamic US Dividend Advantage ETF	164,840	50,538	(49,950)	165,428	98,830	420,337	(45,232)	5,518,661
First Trust RiverFront Dynamic Developed International ETF	213,608	1,633	(76,550)	138,691	254,611	617,092	(329,592)	7,983,054
First Trust RiverFront Dynamic Emerging Markets ETF	85,829	27,374	(62,429)	50,774	83,102	454,402	(90,180)	3,061,672
First Trust RiverFront Dynamic Europe ETF	88,128	373	(52,088)	36,413	70,757	543,089	(497,124)	2,155,285
RiverFront Dynamic US Flex-Cap ETF	527,182	114,917	(209,801)	432,298	237,726	660,991	(414,299)	14,520,890
					$785,670	$2,847,100	$(1,523,395)	$35,050,707

170 | October 31, 2019

Notes to Financial Statements
October 31, 2019

RiverFront Asset Allocation Growth & Income	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of October 31, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2019
First Trust RiverFront Dynamic Asia Pacific ETF	44,878	12,153	(41,078)	15,953	$24,620	$400,119	$(417,365)	$827,482
RiverFront Dynamic Core Income ETF	532,911	342,639	(250,991)	624,559	377,798	949,563	3,426	15,798,220
RiverFront Dynamic US Dividend Advantage ETF	603,647	165,759	(225,417)	543,989	344,099	1,553,014	(422,024)	18,147,419
First Trust RiverFront Dynamic Developed International ETF	262,527	87,973	(143,902)	206,598	297,152	965,893	(827,910)	11,891,781
First Trust RiverFront Dynamic Emerging Markets ETF	72,759	117,130	(90,181)	99,708	136,163	543,907	(102,756)	6,012,392
First Trust RiverFront Dynamic Europe ETF	87,167	18,094	(47,302)	57,959	92,179	471,051	(416,103)	3,430,593
RiverFront Dynamic US Flex-Cap ETF	503,078	276,326	(208,113)	571,291	227,231	685,972	(538,304)	19,189,665
RiverFront Dynamic Unconstrained Income ETF	361,253	15,703	(314,922)	62,034	103,884	196,311	(287,241)	1,571,631
Riverfront Strategic Income Fund	–	328,375	(189,073)	139,302	158,034	73,875	50,385	3,468,620
					$1,761,160	$5,839,705	$(2,957,892)	$80,337,803

RiverFront Asset Allocation Moderate	Share Balance as of October 31, 2018	Purchases	Sales	Share Balance as of October 31, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Market Value as of October 31, 2019
First Trust RiverFront Dynamic Asia Pacific ETF	13,443	–	(13,443)	–	$6,587	$125,823	$(153,481)	$–
RiverFront Dynamic Core Income ETF	1,182,155	465,934	(656,149)	991,940	717,517	1,621,877	206,450	25,091,122
RiverFront Dynamic US Dividend Advantage ETF	690,191	125,526	(240,095)	575,622	388,697	1,812,581	(557,933)	19,202,692
First Trust RiverFront Dynamic Developed International ETF	85,826	23,021	(54,501)	54,346	119,655	391,763	(258,736)	3,128,156
First Trust RiverFront Dynamic Europe ETF	6,116	3,788	(9,904)	–	1,944	54,493	(46,880)	–
RiverFront Dynamic US Flex-Cap ETF	454,234	126,155	(246,391)	333,998	163,061	342,109	(311,499)	11,218,993
RiverFront Dynamic Unconstrained Income ETF	263,876	6,258	(222,453)	47,681	76,849	152,232	(208,339)	1,207,998
Riverfront Strategic Income Fund	–	209,586	(107,073)	102,513	116,744	62,564	28,019	2,552,574
					$1,591,054	$4,563,422	$(1,302,399)	$62,401,535

171 | October 31, 2019

Notes to Financial Statements
October 31, 2019

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (the “AAI”) acts as the Funds’ investment adviser. AAI is an indirect wholly owned subsidiary of DST Systems, Inc. (“DST”). DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Smith Short Duration Bond Fund	Smith Capital Investors, LLC
ALPS | Smith Total Return Bond Fund	Smith Capital Investors, LLC
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital, LLC(a)
ALPS | WMC Research Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Asset Allocation Aggressive	RiverFront Investment Group, LLC
RiverFront Asset Allocation Growth & Income	RiverFront Investment Group, LLC
RiverFront Asset Allocation Moderate	RiverFront Investment Group, LLC

(a)	Red Rocks Capital, LLC is a subsidiary of ALPS Advisors, Inc.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Smith Short Duration Bond Fund	0.37%
ALPS | Smith Total Return Bond Fund	0.55%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | WMC Research Value Fund	0.95%(a)
Clough China Fund	1.35%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Pursuant to the Administrative Services Agreement, the Riverfront Funds listed below pay an annual unitary administrative fee which is based on each Fund’s average daily net assets. The unitary administrative fee is paid on a monthly basis. The following table reflects the Funds’ contractual unitary administrative fee rates (expressed as an annual rate).

Fund	Contractual Unitary Fee
RiverFront Asset Allocation Aggressive	0.25%
RiverFront Asset Allocation Growth & Income	0.25%
RiverFront Asset Allocation Moderate	0.25%

172 | October 31, 2019

Notes to Financial Statements
October 31, 2019

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Smith Short Duration Bond Fund	All Asset Levels	0.29%
ALPS | Smith Total Return Bond Fund	All Asset Levels	0.42%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | WMC Research Value Fund(1)	First $250 Million	0.50%
	$250 Million - $500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%

(1)	Effective January 1, 2019, Wellington Management Company, LLP temporarily and voluntarily reduced the sub-advisory fee rate on the Fund’s daily net assets of $0 to $250 million by ten basis points. This reduction will remain in effect for 12 months unless terminated earlier by Wellington Management Company, LLP. The other tiers have remained unchanged.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund

AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Kotak India Growth Fund

Prior to April 1, 2017, AAI and Kotak Mahindra (UK) Limited have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below. Effective April 1, 2017, Kotak entered into a Novation Agreement with the Fund, AAI and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (“KMAMS”), another wholly owned subsidiary of Kotak Mahindra Bank Limited, whereby KMAMS will assume all of Kotak’s rights and obligations under the current Sub-Advisory Agreement.

ALPS | Smith Short Duration Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Smith Total Return Bond Fund

AAI and Smith Capital Investors, LLC have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Red Rocks Listed Private Equity Fund

AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | WMC Research Value Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

173 | October 31, 2019

Notes to Financial Statements
October 31, 2019

Clough China Fund

AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles that exceed the following annual rates below.

These agreements are reevaluated on an annual basis. Expense limitation ratios from the current agreements are listed below. Fees waived or reimbursed for the Fiscal Year Ended October 31, 2019 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund*	Investor Class	Class A	Class C	Class I	Class R
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.05%	1.15%	N/A
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	1.60%	N/A
ALPS | Smith Short Duration Bond Fund	0.49%	0.49%	0.49%	0.49%	N/A
ALPS | Smith Total Return Bond Fund	0.67%	0.67%	0.67%	0.67%	N/A
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	1.25%	1.25%
ALPS | WMC Research Value Fund	0.90%	0.90%	0.90%	0.90%	N/A
Clough China Fund	1.95%	1.95%	2.70%	1.70%	N/A

*	See each Fund’s Performance Update section for Expense Limitation agreement expiration dates.

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Smith Short Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | WMC Research Value Fund and Clough China Fund are not obligated to pay any deferred fees and expenses more than thirty-six months after the date on which the fees was waived or expenses were deferred, as calculated on a monthly basis. As of the Fiscal Year Ended October 31, 2019, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/20	Expires 10/31/21	Expires 10/31/22	Total
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Investor Class	N/A	N/A	N/A	N/A
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class A	N/A	N/A	6	6
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class C	N/A	N/A	N/A	N/A
ALPS | CoreCommodity Mgmt CompleteCommoditiesSM Strategy Fund - Class I	N/A	N/A	N/A	N/A
ALPS | Kotak India Growth Fund - Investor Class	80,686	75,758	74,543	230,987
ALPS | Kotak India Growth Fund - Class A	N/A	42	536	578
ALPS | Kotak India Growth Fund - Class C	22,009	20,620	29,613	72,242
ALPS | Kotak India Growth Fund - Class I	162,405	171,092	229,275	562,772
ALPS | Smith Short Duration Bond Fund - Investor Class	N/A	2,130	1,603	3,733
ALPS | Smith Short Duration Bond Fund - Class A	N/A	1,214	752	1,966
ALPS | Smith Short Duration Bond Fund - Class C	N/A	1,236	1,398	2,634
ALPS | Smith Short Duration Bond Fund - Class I	N/A	33,418	105,940	139,358
ALPS | Smith Total Return Bond Fund - Investor Class	N/A	1,061	2,913	3,974
ALPS | Smith Total Return Bond Fund - Class A	N/A	1,197	1,933	3,130
ALPS | Smith Total Return Bond Fund - Class C	N/A	1,187	458	1,645
ALPS | Smith Total Return Bond Fund - Class I	N/A	37,658	128,360	166,018
ALPS | WMC Research Value Fund - Investor Class	187,414	190,912	196,009	574,335
ALPS | WMC Research Value Fund - Class A	N/A	16	52	68
ALPS | WMC Research Value Fund - Class C	2,406	2,821	2,338	7,565
ALPS | WMC Research Value Fund - Class I	160,027	152,537	147,547	460,111
Clough China Fund - Investor Class	N/A	22,462	31,929	54,391
Clough China Fund - Class A	N/A	9	1,835	1,844
Clough China Fund - Class C	N/A	8,014	8,760	16,774
Clough China Fund - Class I	N/A	42,718	66,102	108,820

174 | October 31, 2019

Notes to Financial Statements
October 31, 2019

The CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”) has each entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with CoreCommodity Management, LLC for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the CoreCommodity Management, LLC a management fee at the same rate that the Fund pays AAI for investment advisory services provided to the Funds. CoreCommodity Management, LLC has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This agreement may be terminated based on the terms of the Subsidiary Advisory Agreement. For the year ended October 31, 2019, this amount equaled $939,410 and is disclosed in the Consolidated Statements of Operations. These waivers are not subject to reimbursement/recoupment.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund recovered $10 of reimbursed expense during the Fiscal Year Ended October 31, 2019.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exempted relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs. There were no amounts reimbursed during the Funds’ Fiscal Year Ended October 31, 2019.

During the fiscal year ended October 31, 2019 the administrator reimbursed the ALPS Kotak Growth Fund for a foreign tax liability correction for $7,192. Clough Capital Partners, LP reimbursed the Clough China Fund for a trading error in the amount of $6,562.

Distribution and Services (12b-1) Plans

Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class, Class A, Class C and Class R (ALPS | Red Rocks Listed Private Equity Fund only) and Investor Class II (Asset Allocation Aggressive only) shares. The Plans allows a Fund to use Investor Class, Class A, Class C, Class R and Investor Class II assets to pay fees in connection with the distribution and marketing of Investor Class, Class A, Class C, Class R and Investor Class II shares and/or the provision of shareholder services to Investor Class, Class A, Class C, Class R and Investor Class II shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Investor Class, Class A, Class C, Class R and Investor Class II shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class, Class A and Investor Class II shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plans

Each Fund has adopted a shareholder services plan with respect to their Investor Class shares (the “Investor Class Shareholder Services Plan”). Under the Investor Class Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Investor Class shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Investor Class Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker dealers and Fund affiliates, an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of the Participating Organizations pursuant to an agreement with a such Participating Organizations. Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organizations for the benefit of a Fund’s shareholders

175 | October 31, 2019

Notes to Financial Statements
October 31, 2019

who have elected to have such Participating Organizations service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Shareholder Services Plan fees are included with distribution and service fees in the Statements of Operations. Class A Shareholder Services Plan fees recaptured pursuant to the Services Plan for the year ended October 31, 2019 are included as an offset to distribution and service fees as disclosed in the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the Fiscal Year Ended October 31, 2019 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Trustees

The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. FUND REORGANIZATIONS

At a regular meeting of the Board of Trustees held on June 11-12, 2019, the Trustees of the Riverfront Asset Allocation Growth Fund (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Riverfront Asset Allocation Growth & Income Fund (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor.

At a regular meeting of the Board of Trustees held on June 11-12, 2019, the Trustees of the Riverfront Asset Allocation Income & Growth (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Riverfront Asset Allocation Moderate (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor.

The purpose of the Reorganizations was to combine two funds with substantially identical investment objectives and similar principal investment strategies and policies.

176 | October 31, 2019

Notes to Financial Statements
October 31, 2019

Following the completion of the reorganization on September 13, 2019, and pursuant to the terms of the Plan, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and received their respective class shares. The reorganizations qualified as tax-free “reorganizations” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes.

As of the close of business on September 13, 2019, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. On the Reorganization date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Moderate Fund	5,562,515	$57,347,121	Income & Growth	794,393	$8,215,791

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Growth & Income Fund	5,621,165	$66,383,356	Growth Fund	1,887,723	$20,193,762

The investment portfolio value and unrealized appreciation/ (depreciation) as of the Reorganization Date of the Acquired Funds were as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Income & Growth	$ 8,219,930	$ 322,079

Acquired Fund	Portfolio Value	Unrealized (Deprecation) of Acquired Fund
Growth Fund	$ 20,257,358	$ (116,123)

Immediately following the Reorganizations the net assets of the Riverfront Asset Allocation Moderate and the Riverfront Asset Allocation Growth & Income were $65,562,912 and $86,577,118, respectively.

As a result of the Reorganizations, 799,127 Shares were issued in the Riverfront Asset Allocation Moderate Fund and 1,712,084 Shares were issued in the Riverfront Asset Allocation Growth & Income Fund.

Assuming the acquisition had been completed on November 1, 2019, the Acquiring Fund’s pro forma results of operations for the period November 1, 2018 to October 31, 2019, are as follows:

Moderate Fund Pro Forma (unaudited)
Net Investment Income	$1,260,193
Net Realized and Unrealized Gain on Investments	3,727,022
Net Increase in Net Assets Resulting from Operations	$4,987,215

Growth & Income Fund Pro Forma (unaudited)
Net Investment Income	$1,742,852
Net Realized and Unrealized Gain on Investments	3,374,876
Net Increase in Net Assets Resulting from Operations	$5,117,728

177 | October 31, 2019

Notes to Financial Statements
October 31, 2019

11. RECENT ACCOUNTING PRONOUCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds early adopted effective with the financial statements prepared as of October 31, 2019, and it did not have a material effect on the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds early adopted effective with the financial statements prepared as of October 31, 2019, and the impact of the amended guidance on the Funds was the removal of the requirements to disclose (a) amount of and reasons for transfers between Level 1 and 2 and (b) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted the changes into the Funds’ financial statements.

12. SUBSEQUENT EVENTS

On December 10, 2019, the Board of Trustees of Financial Investors Trust, based upon the recommendation of ALPS Advisors, Inc., the investment adviser to the ALPS/WMC Research Value Fund (the “ALPS Fund”), a series of the Trust, approved the proposed reorganization of the ALPS Fund into the Heartland Mid Cap Value Fund, a series of Heartland Group, Inc., subject to the approval of the shareholders of the ALPS Fund.

The ALPS | Kotak India Growth Fund went effective with Class II on December 2, 2019.

Effective January 1, 2020, Wellington Management Company, LLP temporarily and voluntarily reduced the sub-advisory fee rate on the Fund’s daily net assets of $0 to $250 million by ten basis points. This reduction will remain in effect for 12 months unless terminated earlier by Wellington Management Company, LLP. The other tiers have remained unchanged.

178 | October 31, 2019

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Financial Investors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of ALPS|Smith Short Duration Bond Fund, ALPS|Smith Total Return Bond Fund, ALPS|Red Rocks Listed Private Equity Fund, ALPS|WMC Research Value Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income, and RiverFront Asset Allocation Moderate, eight of the funds of Financial Investors Trust (the "Trust"), as of October 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for ALPS | Red Rocks Listed Private Equity Fund, ALPS|WMC Research Value Fund, Clough China Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income, and RiverFront Asset Allocation Moderate; the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year ended October 31, 2019 and the period from July 2, 2018 (commencement of operations) through October 31, 2018 for ALPS|Smith Short Duration Bond Fund and ALPS|Smith Total Return Bond Fund; and the related notes. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated statements of investments, of ALPS|Kotak India Growth Fund and ALPS|CoreCommodity Management CompleteCommodities® Strategy Fund, two of the funds of the Trust, as of October 31, 2019; the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the ten funds constituting Financial Investors Trust, except for ALPS|Smith Short Duration Bond Fund and ALPS|Smith Total Return Bond Fund as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of ALPS|Smith Short Duration Bond Fund and ALPS|Smith Total Return Bond Fund as of October 31, 2019; the results of their operations for the year then ended, and the changes in their net assets and financial highlights for the year ended October 31, 2019 and the period from July 2, 2018 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
December 23, 2019

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

179 | October 31, 2019

Additional Information
October 31, 2019 (Unaudited)

1. FUND HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file monthly portfolio holdings on Form N-PORT on a quarterly basis, with the schedule of portfolio holdings filed on Form N-PORT for the third month of each Fund’s fiscal quarter made publicly available 60 days after the end of the Funds’ fiscal quarter.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS|Core Commodity Management Complete Commodities® Strategy Fund	14.39%	3.90%
ALPS|Kotak India Growth Fund	N/A	N/A
ALPS|Smith Short Duration Bond Fund	N/A	N/A
ALPS|Smith Total Return Bond Fund	N/A	N/A
ALPS|Red Rocks Listed Private Equity Fund	100%	8.07%
ALPS|WMC Research Value Fund	70.52%	63.23%
Clough China Fund	N/A	N/A
RiverFront Asset Allocation Growth & Income Fund	94.28%	41.17%
RiverFront Asset Allocation Moderate Fund	51.39%	32.92%
RiverFront Asset Allocation Aggressive Fund	100%	18.41%

In early 2019, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long-term capital gain dividends:

ALPS|Kotak India Growth Fund	$1,429,380
ALPS|Red Rocks Listed Private Equity Fund	$7,073,159
ALPS|WMC Research Value Fund	$5,378,199
Clough China Fund	$2,916,100
RiverFront Asset Allocation Growth & Income Fund	$10,281,453
RiverFront Asset Allocation Moderate Fund	$9,462,099
RiverFront Asset Allocation Aggressive Fund	$9,151,423

The Funds below designate the following amounts for federal income tax purposes for the fiscal year ended October 31, 2019:

	Foreign Taxes Paid	Foreign Source Income
Clough China Fund	$ 54,686	$ 1,038,399

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

CoreCommodity Fund

On June 11-12, 2019, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to the ALPS/CoreCommodity Management CompleteCommodities Strategy Fund (the “CoreCommodity Fund”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the CoreCommodity Fund, CoreCommodity Management, LLC (“CoreCommodity”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory

180 | October 31, 2019

Additional Information
October 31, 2019 (Unaudited)

Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the CoreCommodity Fund:

Investment Advisory and Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the CoreCommodity Fund, to AAI, of 0.85% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by AAI to the CoreCommodity Fund. The Trustees also reviewed and considered the contractual annual sub-advisory fee paid by AAI to CoreCommodity of 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by CoreCommodity to the CoreCommodity Fund. The Trustees also considered information regarding compensation paid to affiliates of AAI under other agreements, such as the Fund Accounting and Administration Agreement with ALPS Fund Services, Inc.

The Board received and considered information including a comparison of the CoreCommodity Fund’s contractual and actual management fees (after waivers) with those of funds in the relevant peer group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and actual management fee rate (after waivers) for each class of the CoreCommodity Fund was above its respective Data Provider peer group and universe median.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratios (after waivers) for the Class A, Class C, Investor Class, and Class I shares of the CoreCommodity Fund. The Trustees noted that the total expense ratio (after waivers) of each class of the CoreCommodity Fund was above its respective Data Provider peer group and universe median.

Nature, Extent and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent, and quality of services provided to the CoreCommodity Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and CoreCommodity in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and CoreCommodity’s investment advisory personnel, their history as asset managers, and their performance and the amount of assets currently under management by AAI and CoreCommodity and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and CoreCommodity, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the CoreCommodity Fund.

The Trustees considered the background and experience of AAI’s and CoreCommodity’s management in connection with the CoreCommodity Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the CoreCommodity Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and CoreCommodity’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the CoreCommodity Fund. That review included a comparison of the CoreCommodity Fund’s performance to the performance of a universe of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of the CoreCommodity Fund, for the period ended March 31, 2019, was above the respective Data Provider performance universe median for the 3-month, 3-year, and 5-year periods, and below the respective Data Provider performance universe median for the 1-year period, as applicable. The Trustees also considered CoreCommodity’s performance and reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by CoreCommodity regarding fees charged to its other clients utilizing a strategy similar to that employed by the CoreCommodity Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by AAI and CoreCommodity based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with CoreCommodity with respect to the CoreCommodity Fund. The Trustees considered the profits, if any, anticipated to be realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund. The Board then reviewed AAI’s and CoreCommodity’s financial statements in order to analyze the financial condition and stability and profitability of AAI and CoreCommodity.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI from its relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

181 | October 31, 2019

Additional Information
October 31, 2019 (Unaudited)

In renewing AAI as the CoreCommodity Fund’s investment adviser and CoreCommodity as the CoreCommodity Fund’s sub-adviser and the fees charged under the Investment Advisory and Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual and actual management fee rate (after waivers) for each class of the CoreCommodity Fund was above its respective Data Provider peer group and universe median;

●	CoreCommodity’s fees under its sub-advisory agreements are paid directly by AAI;

●	the total expense ratio (after waivers) of each class of the CoreCommodity Fund was above its respective Data Provider peer group and universe median;

●	the nature, extent and quality of services rendered by AAI and CoreCommodity under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the CoreCommodity Fund were adequate;

●	the net total return performance of each class of the CoreCommodity Fund, for the period ended March 31, 2019, was above the respective Data Provider performance universe median for the 3-month, 3-year, and 5-year periods, and below the respective Data Provider performance universe median for the 1-year period, as applicable;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and CoreCommodity’s other clients employing a comparable strategy to the CoreCommodity Fund was not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the CoreCommodity Fund;

●	the profit, if any, realized or anticipated to be realized by AAI and CoreCommodity in connection with the operation of the CoreCommodity Fund is not unreasonable to the CoreCommodity Fund; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and CoreCommodity in connection with their relationship with the CoreCommodity Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and CoreCommodity’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

RiverFront Funds

On June 11-12, 2019, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between Financial Investors Trust (the “Trust”), with respect to RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, RiverFront Asset Allocation Growth & Income, RiverFront Asset Allocation Moderate, and RiverFront Asset Allocation Income & Growth (collectively, the “RiverFront Funds”) and ALPS Advisors, Inc. (“AAI”), and the Sub-Advisory Agreement among the Trust, with respect to the RiverFront Funds, RiverFront Investment Group, LLC (“RiverFront”), and AAI, in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and Sub-Advisory Agreement and other related materials. In renewing and approving the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Funds:

Investment Advisory and Sub-Advisory Fee Rate: Effective February 28, 2018, there are no investment advisory or sub-advisory fees paid with respect to the RiverFront Funds.

Total Expense Ratios: The Trustees further reviewed and considered the total expense ratios (after waivers) of the Investor Class, Class C, Class I, Investor Class II, and Class L shares of the RiverFront Funds. The Trustees noted that the total expense ratio (after waivers) for Class A of each of the RiverFront Funds was generally below its respective peer group and universe median, as provided by an independent provider of investment company data (the “Data Provider”), and generally higher for all other share classes, as applicable, taking into account the removal of the investment advisory and sub-advisory fees.

182 | October 31, 2019

Additional Information
October 31, 2019 (Unaudited)

Nature, Extent and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services provided to the RiverFront Funds under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by AAI and RiverFront in their presentations, including their Forms ADV.

The Trustees reviewed and considered AAI’s and RiverFront’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by AAI and RiverFront and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by AAI and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the RiverFront Funds.

The Trustees considered the background and experience of AAI’s and RiverFront’s management in connection with the RiverFront Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the RiverFront Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, AAI’s and RiverFront’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the RiverFront Funds. That review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that (1) the net total return performance of each class of each of RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, and RiverFront Asset Allocation Income & Growth was below the respective Data Provider performance universe median for the 3-month, 1-year, 3-year, and 5-year periods ended March 31, 2019, as applicable; (2) the net total return performance of each class of each of RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate was above the respective Data Provider performance universe median for the 3-month, 1-year, 3-year, and 5- year periods ended March 31, 2019, as applicable; (3) the net total return performance of each Class C, Class I, and Investor Class of RiverFront Asset Allocation Growth & Income was below the respective Data Provider performance universe median for the 1-year, 3-year, and 5-year periods ended March 31, 2019; (4) the net total return performance of each of Class C, Class I, and Investor Class of RiverFront Asset Allocation Moderate was below the respective Data Provider performance universe median for the 1-year period ended March 31, 2019; (5) the net total return performance of each of Class C, Class I, and Investor Class of RiverFront Asset Allocation Moderate was generally above the respective Data Provider performance universe median for the 5-year period ended March 31, 2019; (6) the net total return performance of each of Class C and Investor Class of RiverFront Asset Allocation Moderate was above the respective Data Provider performance universe median for the 3-year period ended March 31, 2019; and (7) the net total return performance of Class I of RiverFront Asset Allocation Moderate was below the respective Data Provider performance universe median for the 3-year period ended March 31, 2019. The Trustees also considered RiverFront’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by RiverFront regarding fees charged to its other clients utilizing a strategy similar to that employed by the RiverFront Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by AAI and RiverFront based on the fees payable under the Investment Advisory Agreement with AAI and the Investment Sub-Advisory Agreement with RiverFront with respect to the RiverFront Funds. The Trustees considered the profits, if any, anticipated to be realized by AAI and RiverFront in connection with the operation of each RiverFront Fund. The Board then reviewed AAI’s and RiverFront’s financial statements in order to analyze the financial condition and stability and profitability of AAI and RiverFront.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Funds will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by AAI from its relationship with the RiverFront Funds, including whether soft dollar arrangements were used.

183 | October 31, 2019

Additional Information
October 31, 2019 (Unaudited)

In renewing AAI as the RiverFront Funds’ investment adviser and RiverFront as the RiverFront Funds’ sub-adviser and the fees charged under the Investment Advisory and Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	effective February 28, 2018, there are no investment advisory or sub-advisory fees paid with respect to the RiverFront Funds;

●	the total expense ratio (after waivers) for Class A of each of the RiverFront Funds was generally below its respective Data Provider peer group and universe median, and generally higher for all other share classes, as applicable, taking into account the removal of the investment advisory and sub-advisory fees;

●	the nature, extent and quality of services rendered by AAI and RiverFront under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the RiverFront Funds, as applicable, were adequate;

●	the net total return performance of each class of each of RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth, and RiverFront Asset Allocation Income & Growth was below the respective Data Provider performance universe median for the 3-month, 1-year, 3-year, and 5-year periods ended March 31, 2019, as applicable; the net total return performance of each class of each of RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate was above the respective Data Provider performance universe median for the 3-month, 1-year, 3-year, and 5-year periods ended March 31, 2019, as applicable; the net total return performance of each Class C, Class I, and Investor Class of RiverFront Asset Allocation Growth & Income was below the respective Data Provider performance universe median for the 1-year, 3-year, and 5-year periods ended March 31, 2019; the net total return performance of each of Class C, Class I, and Investor Class of RiverFront Asset Allocation Moderate was below the respective Data Provider performance universe median for the 1-year period ended March 31, 2019; the net total return performance of each of Class C, Class I, and Investor Class of RiverFront Asset Allocation Moderate was generally above the respective Data Provider performance universe median for the 5-year period ended March 31, 2019; the net total return performance of each of Class C and Investor Class of RiverFront Asset Allocation Moderate was above the respective Data Provider performance universe median for the 3-year period ended March 31, 2019; and the net total return performance of Class I of RiverFront Asset Allocation Moderate was below the respective Data Provider performance universe median for the 3-year period ended March 31, 2019;

●	bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to AAI’s and RiverFront’s other clients employing a comparable strategy to one or more of the RiverFront Funds were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees proposed to be payable by the RiverFront Funds;

●	the profit, if any, realized or anticipated to be realized by AAI and RiverFront in connection with the operation of the RiverFront Funds, as applicable, is not unreasonable to the RiverFront Funds; and

●	there were no material economies of scale or other incidental benefits accruing to AAI and RiverFront in connection with their relationship with the RiverFront Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that AAI’s and RiverFront’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the RiverFront Funds and their shareholders.

184 | October 31, 2019

Trustees and Officers
October 31, 2019 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll-free) (866) 759-5679.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee and Chairman	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009. Ms. Anstine was appointed Chairman of the Board at the June 6, 2017 meeting of the Board of Trustees.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	54	Ms. Anstine is a Trustee of ALPS ETF Trust (16 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	55	Mr. Deems is a Trustee of ALPS ETF Trust (16 funds); ALPS Variable Investment Trust (7 funds); Clough Funds Trust (1 fund); and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

185 | October 31, 2019

Trustees and Officers
October 31, 2019 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	35	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund), Clough Global Opportunities Fund (1 fund) and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	31	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

186 | October 31, 2019

Trustees and Officers
October 31, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee	Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009.	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	53	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund); and Trustee of ALPS ETF Trust (16 funds).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

187 | October 31, 2019

Trustees and Officers
October 31, 2019 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Bradley Swenson, 1972	President	Mr. Swenson was elected President of the Trust at the June 11 – 12, 2019 meeting of the Board of Trustees.	Mr. Swenson joined ALPS in 2004 and has served as the Chief Operating Officer of ALPS Fund Services, Inc. since 2015. He also currently serves as President of Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Reaves Utility Income Fund, ALPS ETF Trust and Clough Funds Trust. From 2004-2015, Mr. Swenson served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain investment companies. Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Swenson graduated from the University of Minnesota with a B.S. in Accounting and is registered with FINRA, holding a Series 6, 26 and 27.
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of ALPS Variable Investment Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Axonic Alternative Income Fund, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

188 | October 31, 2019

Trustees and Officers
October 31, 2019 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013- 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod Secretary of Principal Real Estate Income Fund and is also Assistant Secretary of ALPS ETF Trust and Clough Funds Trust.
Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Sareena Khwaja- Dixon, 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 12, 2017 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust, currently 31, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak or Smith Capital provides investment advisory services (currently 31 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

189 | October 31, 2019

Privacy Policy
October 31, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account transactions
• Account balances and transaction history
• Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes –	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

190 | October 31, 2019

Privacy Policy
October 31, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Financial Investors Trust
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you

• open an account
• provide account information or give us your contact information
• make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

• The Funds do not jointly market.
OTHER IMPORTANT
INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

QUESTIONS?	Call 1-866-759-5679 or go to www.alpsfunds.com

191 | October 31, 2019

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

APS001364

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $208,300 and $225,450, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $19,500 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $58,880 and $59,390, respectively. The fiscal year 2019 and 2018 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended October 31, 2019 and October 31, 2018, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $69,447 in the fiscal year ended October 31, 2019 and $80,918 in the fiscal year ended October 31, 2018. These fees consisted of non-audit fees billed to (i) the Registrant of $58,880 in the fiscal year ended October 31, 2019 and $59,390 in the fiscal year ended October 31, 2018 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $10,567 in the fiscal year ended October 31, 2019 and $21,528 in the fiscal year ended October 31, 2018. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-8194, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable to the Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	January 6, 2020

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	January 6, 2020